[GE LOGO OMITTED]

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GE
INVESTMENTS
FUNDS, INC.

Annual Report
December 31, 2000

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                                                      GE INVESTMENTS FUNDS, INC.
--------------------------------------------------------------------------------

UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------
A LETTER FROM THE CHAIRMAN ...............................................  2

REVIEW OF PERFORMANCE AND SCHEDULE OF INVESTMENTS
     Portfolio managers discuss your Funds and what they have invested in and why

     U.S. EQUITY FUND ....................................................  4

     S&P 500 INDEX FUND ..................................................  8

     PREMIER GROWTH EQUITY FUND .......................................... 15

     VALUE EQUITY FUND ................................................... 18

     MID-CAP VALUE EQUITY FUND (FORMERLY VALUE EQUITY FUND) .............. 22

     SMALL-CAP VALUE EQUITY FUND ......................................... 25

     INTERNATIONAL EQUITY FUND ........................................... 29

     INCOME FUND ......................................................... 34

     GLOBAL INCOME FUND .................................................. 41

     TOTAL RETURN FUND ................................................... 44

     MONEY MARKET FUND ................................................... 52

     REAL ESTATE SECURITIES FUND ......................................... 54

     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF
        INVESTMENTS ...................................................... 57

FINANCIAL STATEMENTS

  Financial Highlights ................................................... 59
  Notes to Financial Highlights .......................................... 65
  Statements of Assets and Liabilities,
    Operations, and Changes in Net Assets ................................ 66

NOTES TO FINANCIAL STATEMENTS ............................................ 74

INDEPENDENT AUDITORS' REPORT ............................................. 80

GE INVESTMENTS FUNDS' INVESTMENT TEAM ....................  INSIDE BACK COVER



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

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                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to provide you with the Annual Report for the GE Investments Funds ("GEI Funds"), for the 12-month period that ended December 31, 2000. In this letter I would like to provide you with some information about how the GEI Funds performed over the year, an overview of what happened in the markets and what our outlook is for the next few months.

FUND HIGHLIGHTS
Although the U.S. equity markets had a difficult year, both the GEI PREMIER GROWTH EQUITY FUND and the GEI U.S. EQUITY FUND outperformed their respective benchmarks. The Premier Growth Equity Fund posted a negative return of 5.23%, while the S&P 500 Index returned negative 9.17% and the Morningstar Large Growth Category Average lost 14.09%. The U.S. Equity Fund slid into the negative numbers to end the year at negative 0.59%, while the Morningstar Large Blend Category Average posted a loss of negative 6.97%.

The GEI INCOME FUND posted a solid return of 10.74% versus its respective benchmarks. The Morningstar Intermediate Term Bond Category Average returned 9.45% while the Lehman Brothers Aggregate Bond Index gained 11.63% for the one-year period. The GEI REAL ESTATE SECURITIES FUND gained 32.54% for the year, compared to 30.74% for the Wilshire Real Estate Securities Index and 25.83% for the Morningstar Specialty Real Estate Category Average.

We are pleased with these results and believe that they illustrate our investment goal of realizing consistent above average returns, while maintaining appropriate levels of risk for our investors. For more specific information on these funds and their performance please refer to the portfolio manager review and fund-specific data included in this report.

MARKET OVERVIEW
The past year was marked with great highs and lows. The year began powerfully with U.S. equity markets experiencing record returns. However the positive news ended toward the end of the first quarter and into the second quarter as the technology market suffered a correction and lost approximately 30% of its value in one day. Stock market volatility marked the remainder of the year. In fact, the S&P 500 Index suffered its worst returns since 1974 and ended the year down 9.17%, while the beleaguered Nasdaq had the worst year in its 30-year history, and posted a loss of 39%. The positive news from the major indices was that the market had regained some breadth after having been narrowly focused on technology stocks for so long. As the third quarter progressed, the Federal Reserve Board's strategy of interest rate tightening, to avoid inflation, began to shows signs that the strategy was playing out. However, fear of inflation was quickly replaced, as the fourth quarter started, by fears of a recession and that the U.S. economy was slowing too rapidly and was heading toward a "hard landing." Utility stocks, health care, financials, transportation and energy stocks ended 2000 on a positive note and produced solid performance numbers.

The U.S. fixed income market had a banner year. Bond investors saw double-digit returns for the first time since 1995. In fact bond returns outperformed equity returns, as measured by the S&P 500 Index, which hasn't happened since 1993. The volatility of the equity markets, and fears of a slowing economy, drove investors to seek safety in U.S. government and agency-backed securities. The performance of U.S. Treasuries further drove demand. The U.S. Treasury continued its buyback program during 2000, utilizing budget surpluses to further reduce debt, thereby thinning supply and pushing returns upward. With current budget surplus estimates, Treasury buybacks will continue, which should bode well for the performance of long Treasuries in 2001. President Bush's ability to garner support for his proposed tax cuts may negatively alter the outlook for the surplus; however, a near-split Congress would seem to keep debt reduction a high priority.

In Europe, the economic news was not as gloomy. The euro rebounded in the final quarter of the year and the outlook is positive, based upon continued local industry restructuring, along with the possibility of lower interest rates from the European Central Bank. The economic news from Japan was not good, in part because of the country's reliance on exports to the U.S. and in part because of the need for reform in its monetary and fiscal policies. The Bank of Japan increased interest rates late in the year, finally abandoning its zero interest rate strategy.

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                                                      A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

MARKET OUTLOOK
The outlook for the first few months of 2001 is moderately positive. Investors need to be patient and cautious, as the next couple of quarters will reveal whether there will be a soft or hard landing of the U.S. economy. The Federal Reserve Board signaled a change in its monetary policy from "tightening" to "neutral" in early December and then, earlier than anticipated, decreased interest rates in the Fed Funds and Discount Rate in early January. The Fed is clearly trying to engineer a soft landing and not a recession, as some are predicting. Questions remain, however: did the Fed tighten rates too quickly and by too much; will additional liquidity created by interest rate cuts stimulate corporate earnings; and, would tax cuts help buoy consumer confidence enough to stimulate spending in time to avoid a recession?

With these uncertainties in the market, we continue to believe that our investment strategy of stock picking, and not indexing, is the key determinant of who will be successful going forward and who will not. We will continue to look for investment opportunities with high-quality companies that have strategic vision and strong earnings potential. We plan to position our portfolios in a neutral posture going forward in order to take advantage of investment opportunities as they arise. We would suggest that our investors look to balance their portfolios, based upon their tolerance levels and risk profiles, in order to make the most of the earning power in their portfolios.


Thank you for your continued investment with the GE Investments Funds. We look forward to continuing to serve your financial needs.

Sincerely,

/s/MICHAEL J. COSGROVE

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

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Q&A                                                            U.S. EQUITY FUND
--------------------------------------------------------------------------------

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF GE ASSET MANAGEMENT'S U.S. EQUITY OPERATION. GENE MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF OVER $56 BILLION AS OF DECEMBER 31, 2000. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE ASSET MANAGEMENT. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED WITH ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Fund returned negative 0.59% for the one-year period ended December 31, 2000. During the same period the S&P 500 Index returned negative 9.17% and our Lipper peer group of 222 Growth and Income annuity funds returned an average of 1.15% for the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. In last year's report I commented on the narrow leadership in the market by a small group of "high-expectation" technology stocks with excessive valuations, most of which we did not own in the Fund. I said we expected this valuation discrepancy to correct itself and that is just what happened to a large extent in 2000. We were well under-weighted in the technology sector which was down 39% last year. Our valuation discipline led us to own the better performing technology stocks within this sector. While we did have good stock selection in the other sectors, our technology stock selection was the biggest single reason for the Fund's significant outperformance of the S&P 500 Index in 2000.

Q. HOW HAS THE RECENT VOLATILITY AND SECTOR ROTATION IN THE MARKET IMPACTED THE FUND?

A. Our stock selection process revolves around bottom-up, fundamental analysis with a long-term investment horizon. Our turnover is relatively low, generally 30% to 40%, which means we are looking out three to four years when we make a decision to buy a particular stock. We are not momentum investors or aggressive sector rotators. We did not change our approach during the recent period of high volatility in the market and, if anything, this environment provided us with some opportunities to buy attractive companies at reasonable prices that had formerly been overvalued in our view

Q. WHICH STOCKS/SECTORS PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Our sector weightings versus the S&P 500 Index reflect a fallout from the stock selection process rather than a top-down, macro sector decision. Nonetheless, these sector over/underweights helped but did not hurt performance in 2000. In addition to the significant underweight in technology, described above, we were also underweighted in utilities (including telecommunications) and basic materials, both of which performed poorly over the entire year. We were overweighted in consumer staples (particularly drugs), energy and financials, all of which did substantially better than the overall market. Our five best performing stocks in 2000 included Merck and Cardinal Health (Drugs), Schlumberger and Nabors Industries Inc.(Energy), and Fidelity National Financial Inc. (Financial). Significant under-performers that we did own included NTL Inc., Applied Materials, and Interpublic Group, all of which were from the technology and consumer areas. We still own these stocks and believe they represent good long- term value despite last year's short-term correction.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. The principal question with respect to the equity market in 2001 is how bad will the economy and corporate profits be? There is no question that the economy is weakening as we enter the new year but the depth and duration of this weakness will have a lot to do with how the U.S. markets perform. With the Federal Reserve in an easing mode, and valuations more attractive than a year ago, we expect the markets to recover unless the economy and earnings turn out to be worse than anticipated. In any case, we will continue with our fundamental approach with a strong valuation discipline, and believe that the broadly diversified portfolio that results from this process will be well positioned for good relative performance in 2001.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------


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                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
                          U.S. Equity Fund              S&P 500
1/3/95                         10,000                    10,000
12/95                          13,558                    13,749
12/96                          16,502                    16,927
12/97                          21,805                    22,563
12/98                          26,910                    29,038
12/99                          32,187                    35,156
12/00                          31,997                    31,932

U.S. Equity Fund (ending value $31,997)
S&P 500 (ending value $31,932)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                               ONE       FIVE         SINCE
                              YEAR       YEAR       INCEPTION
--------------------------------------------------------------------------------
U.S. Equity Fund             (0.59%)    18.74%       21.41%
--------------------------------------------------------------------------------
S&P 500                      (9.17%)    18.36%       21.36%
--------------------------------------------------------------------------------
Lipper peer group average*    1.15%     14.66%         N/A
--------------------------------------------------------------------------------
Inception date               1/3/95
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                               INVESTMENT PROFILE

       A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  Citigroup Inc. ....................................  3.98%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ..................................  3.25%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. .................................  2.55%
--------------------------------------------------------------------------------
  First Data Corp. ..................................  2.16%
--------------------------------------------------------------------------------
  Cardinal Health Inc. ..............................  2.15%
--------------------------------------------------------------------------------
  Fannie Mae ........................................  2.14%
--------------------------------------------------------------------------------
  Microsoft Corp. ...................................  2.09%
--------------------------------------------------------------------------------
  United Technologies Corp. .........................  1.82%
--------------------------------------------------------------------------------
  SBC Communications Inc. ...........................  1.70%
--------------------------------------------------------------------------------
  Pfizer Inc. .......................................  1.69%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MARKET VALUE OF $99,439 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Consumer - Stable                 19.4%
Financial                         19.0%
Technology                        16.2%
Consumer - Cyclical               11.7%
Capital Goods                      8.8%
Energy                             7.9%
Utilities                          7.3%
Short Term                         5.7%
Basic Materials                    2.3%
Transportation                     1.7%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH AND INCOME PEER GROUP CONSISTING OF 222 AND 82 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.


                           SEE NOTES TO PERFORMANCE.
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                                                U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS  DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%
--------------------------------------------------------------------------------


BASIC MATERIALS -- 2.3%

Barrick Gold Corp. .................. 15,858    $   259,754
Bowater Inc. ........................  3,892        219,412
Du Pont de Nemours (E.I.) & Co. .....  5,046        243,785
International Paper Co. .............  4,469        182,391
Newmont Mining Corp. ................ 19,462        332,070
Rayonier Inc. .......................  4,830        192,294
The Dow Chemical Co. ................  4,613        168,951
Weyerhaeuser Co. .................... 13,984        709,688
                                                  2,308,345

CAPITAL GOODS -- 8.8%

Boeing Co. ..........................  7,497        494,802
Deere & Co. .........................  5,478        250,961
Dover Corp. ......................... 39,313      1,594,633(h)
Eaton Corp. .........................  4,613        346,840
Emerson Electric Co. ................ 14,950      1,178,247
General Dynamics Corp. ..............  3,604        281,112
Hubbell Inc. (Class B) ..............  4,756        126,034
Martin Marietta Materials Inc. ......  6,055        256,126
Minnesota Mining &
   Manufacturing Co. ................  1,586        191,113
Molex Inc. (Class A) ................ 26,018        661,833
Parker-Hannifin Corp. ...............  5,478        241,717
Textron Inc. ........................ 19,333        898,984
United Technologies Corp. ........... 22,966      1,805,702
Waste Management Inc. ............... 14,201        394,078
                                                  8,722,182

CONSUMER - CYCLICAL -- 11.7%

Adelphia Communications
   Corp. (Class A) ..................  1,225         63,241(a)
AT&T Corp. - Liberty Media
   Group (Class A) .................. 73,383        995,257(a,h)
Carnival Corp. ......................  8,576        264,248
Catalina Marketing Corp. ............ 15,786        614,667(a)
Comcast Corp. (Class A) ............. 24,292      1,014,191(a)
Costco Wholesale Corp. ..............  2,162         86,345(a)
CVS Corp. ........................... 12,254        734,474
Gannett Co. Inc. .................... 11,966        754,606
Home Depot Inc. ..................... 18,164        829,868
Interpublic Group Cos. Inc. ......... 23,427        997,112
Knight-Ridder Inc. ..................  4,757        270,554
Lowes Cos. Inc. ..................... 16,524        735,318
McDonald's Corp. .................... 24,508        833,272
NTL Inc. ............................ 17,577        420,749(a)
Target Corp. ........................ 31,788      1,025,163
The Walt Disney Co. ................. 34,109        987,029
Wal-Mart Stores Inc. ................ 18,454        980,369
                                                 11,606,463

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                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER - STABLE -- 19.4%

Abbott Laboratories ................. 17,516    $   848,431(h)
American Home Products Corp. ........  4,757        302,307
Amgen Inc. ..........................  4,616        295,135(a)
Anheuser Busch Cos. Inc. ............  5,911        268,950
Apogent Technologies Inc. ........... 11,677        239,379(a)
Applera Corp. - Applied
   Biosystems Group .................  2,306        216,908
Avon Products Inc. ..................  2,451        117,342
Bristol-Myers Squibb Co. ............ 18,814      1,391,060
Cardinal Health Inc. ................ 21,453      2,137,255
Coca-Cola Enterprises Inc. ..........  8,292        157,548
Colgate-Palmolive Co. ...............  1,845        119,095
Dentsply International Inc. .........  4,037        157,948
Eli Lilly & Co. ..................... 10,091        939,094
Energizer Holdings Inc. .............  2,305         49,269(a)
General Mills Inc. .................. 11,246        501,150
Gillette Co. ........................ 13,336        481,763
Heinz (H.J.) Co. ....................  4,325        205,167
Henry Schein Inc. ...................  1,449         50,172(a)
Johnson & Johnson ................... 14,575      1,531,286
Lincare Holdings Inc. ...............  8,794        501,808(a)
Medtronic Inc. ......................  2,162        130,531
Merck & Co. Inc. .................... 34,528      3,232,684
Pepsico Inc. ........................ 19,461        964,536
Pfizer Inc. ......................... 36,475      1,677,850
Pharmacia Corp. .....................  6,199        378,139
Philip Morris Cos. Inc. .............  5,795        254,980(h)
Procter & Gamble Co. ................  8,650        678,484
Ralston Purina Group ................ 15,137        395,454
Schering Plough Corp. ............... 14,922        846,823
Sybron Dental Specialties Inc. ......  3,892         65,683(a)
The Coca-Cola Co. ...................  1,442         87,872
Watson Pharmaceuticals Inc. .........  2,379        121,775(a)
                                                 19,345,878

ENERGY -- 7.9%

Anadarko Petroleum Corp. ............  5,190        368,905
Baker Hughes Inc. ...................  7,640        317,538
BP Amoco PLC ADR ....................  5,036        241,099
Burlington Resources Inc. ...........  9,420        475,710
Chevron Corp. .......................  3,172        267,836
Conoco Inc. (Class B) ............... 15,137        438,027
Exxon Mobil Corp. ................... 29,175      2,536,402(h)
Halliburton Co. .....................  8,217        297,866
Nabors Industries Inc. .............. 11,821        699,212(a)
Royal Dutch Petroleum Co. ADR .......  9,156        554,510
Schlumberger Ltd. ................... 12,860      1,027,996
Texaco Inc. .........................  2,162        134,314
Unocal Corp. ........................  8,650        334,647
USX-Marathon Group ..................  6,199        172,022
                                                  7,866,084

FINANCIAL -- 19.0%

AFLAC Inc. ..........................  1,730        124,884
American Express Co. ................ 12,615        693,037(h)
American International Group Inc. ... 11,954      1,178,216


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS  DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Bank of America Corp. ............... 19,102    $   876,304
Bank One Corp. ......................  5,046        184,810
Berkshire Hathaway Inc. (Class B) ...    114        268,356(a)
Chase Manhattan Corp. ............... 14,994        681,290
Chubb Corp. .........................  3,316        286,834
Citigroup Inc. ...................... 77,462      3,955,403(h)
Countrywide Credit Industries Inc. ..  2,163        108,691
Fannie Mae .......................... 24,552      2,129,886
Fidelity National Financial Inc. ....  5,839        215,678
FleetBoston Financial Corp. ......... 19,102        717,519
Freddie Mac .........................  2,884        198,636
Goldman Sachs Group Inc. ............  3,027        323,700
Hartford Financial Services
   Group Inc. .......................  8,073        570,156
J.P. Morgan & Co. Inc. ..............  3,100        513,050
Lehman Brothers Holdings Inc. ....... 13,839        935,862
Loews Corp. .........................  2,235        231,462
Marsh & McLennan Cos. Inc. ..........  6,820        797,940
Morgan Stanley, Dean Witter & Co. ... 16,724      1,325,377
PNC Financial Services Group ........ 12,326        900,568
St. Paul Cos. Inc. ..................  5,622        305,345
State Street Corp. ..................  3,100        385,051(e)
The Allstate Corp. .................. 14,565        634,488
Torchmark Corp. .....................  4,830        185,653
U.S. Bancorp ........................  5,622        164,092
                                                 18,892,288

TECHNOLOGY -- 16.2%

Adobe Systems Inc. ..................  1,255         73,025
Analog Devices Inc. ................. 15,477        792,229(a)
AOL Time Warner Inc. ................  3,230        112,404(a)
Applied Materials Inc. .............. 10,524        401,885(a,h)
Automatic Data Processing Inc. ...... 15,498        981,217
Cisco Systems Inc. .................. 10,377        396,920(a)
Compaq Computer Corp. ............... 32,740        492,737
Convergys Corp. .....................  4,658        211,066(a)
Dell Computer Corp. ................. 37,698        657,359(a)
EMC Corp. ........................... 11,244        747,726(a)
Equifax Inc. ........................ 35,246      1,011,120
First Data Corp. .................... 40,798      2,149,545
Hewlett-Packard Co. .................  8,640        272,700
Intel Corp. ......................... 41,805      1,256,763
International Business
   Machines Corp. ...................  8,794        747,490
Intuit Inc. .........................    432         17,037(a)
Microsoft Corp. ..................... 47,820      2,074,192(a)
Motorola Inc. ....................... 31,963        647,251
Nortel Networks Corp. ............... 16,133        517,264
PeopleSoft Inc. .....................  1,918         71,326(a)
PerkinElmer Inc. ....................  1,196        125,580
Pitney Bowes Inc. ................... 12,038        398,759
Sun Microsystems Inc. ............... 17,143        477,861(a)
Tellabs Inc. ........................  9,438        533,247(a)
Texas Instruments Inc. .............. 18,150        859,856
Unisys Corp. ........................  7,699        112,598(a)
                                                 16,139,157

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 1.7%

AMR Corp. ...........................  8,953    $   350,846(a)
Burlington Northern
   Santa Fe Corp. ................... 15,713        444,874
Canadian Pacific Ltd. ............... 15,138        432,379
Continental Airlines Inc. (Class B) .  3,748        193,491(a)
Delta Air Lines Inc. ................  5,767        289,431
                                                  1,711,021

UTILITIES -- 7.3%

Calpine Corp. .......................  4,975        224,186(a)
Dominion Resources Inc. .............  2,018        135,206
Duke Energy Corp. ...................  7,569        645,257
Dynegy Inc. (Class A) ...............  2,595        145,482
El Paso Energy Corp. ................  9,659        691,826
Enron Corp. .........................  2,883        239,649
Global Crossing Ltd. ................ 15,499        221,829(a)
Mirant Corp. ........................  1,731         49,009(a)
Qwest Communications
   International Inc. ............... 17,805        730,005(a)
SBC Communications Inc. ............. 35,320      1,686,530
Southern Co. ........................  7,209        239,699
Sprint Corp. ........................ 10,526        213,809
Verizon Communications .............. 17,156        859,945(h)
Vodafone Group PLC ADR .............. 16,722        598,857
WorldCom Inc. .......................  7,641        107,452(a)
Xcel Energy Inc. .................... 10,091        293,270
XO Communications Inc. (Class A) ....  7,641        136,105(a)
                                                  7,218,116
TOTAL INVESTMENTS IN SECURITIES
   (COST $88,813,813) ...............            93,809,534


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $5,629,374) .............. 5,629,374      5,629,374
OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                         (15,932)
                                                -----------
NET ASSETS-- 100%                               $99,422,976
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following long futures contracts open at December 31, 2000:

                                   NUMBER        CURRENT
                  EXPIRATION         OF          NOTIONAL       UNREALIZED
DESCRIPTION          DATE         CONTRACTS        VALUE       DEPRECIATION
--------------------------------------------------------------------------------

S&P 500           March 2001         7         $ 2,336,250      $ (83,080)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

Q&A                                                           S&P 500 Index Fund
--------------------------------------------------------------------------------

James B. May led a team of portfolio managers at State Street Global Advisors, the Sub-Adviser for the S&P 500 Index Fund. Since 1994, James was an investment officer and portfolio manager in the U.S. Structured Products Group at State Street Bank and Trust Company which has total assets under management exceeding $711 billion as of December 31, 2000. From 1991 to 1993, James served as an Investment Support Analyst in the U.S. Passive Services Group at State Street. James holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.

Effective January 1, 2001, Karl Schneider will assume the day-to-day leadership responsibilities of the team of portfolio managers at State Street Global Advisors from James B. May, who led the team through 2000.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The S&P 500 Index Fund had a return of negative 9.43% for the one-year period ended December 31, 2000. During the same period, the S&P 500 Index returned negative 9.17% and our Lipper peer group of 40 S&P 500 Index annuity funds returned an average of negative 9.32%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The Fund underperformed its benchmark primarily due to fund fees and expenses. The investment of cash flows and our index change trading strategy helped to offset part of those fees and expenses.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. We continue to utilize a full replication strategy to manage the Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. This methodology has provided consistent tracking of the Index.

Q. WHICH INVESTMENTS STAND OUT?

A. Unlike 1999, technology did not lead the S&P 500 Index performance. In fact, it comes as no surprise that technology was the largest detractor for the S&P 500 Index performance in 2000. From the well publicized legal troubles of Microsoft to the fundamental problems reported at Lucent Technologies, the sector has suffered to levels unimaginable just a short time ago. Firms that drove the S&P 500 Index to new high after new high were the biggest negative contributors to the 2000 return. Microsoft provided the largest drag on a cap-weighted basis and was joined by Lucent Technologies Inc., Cisco Systems Inc. and Yahoo! Inc. Indeed 11 out of the 15 largest negative contributors on a cap-weighted basis to the performance of the Index were technology companies. The other four were retail giants Wal-Mart Stores Inc. and Home Depot as well as utility sector components WorldCom and AT&T.

   Not all was lost for the last twelve months though. The financial and health care sectors returned a decent year in 2000. The biggest contributors to the S&P 500 Index performance for the past twelve months have come from these two sectors. The financial companies include American International Group Inc., overall the largest positive performance contributor for 2000, Citigroup and Wells Fargo. Strong performers in the health care sector include some of the large pharmaceutical firms such as Merck, Pfizer and Warner-Lambert.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the Fund, it will remain fully invested to the S&P 500 Index to provide as close tracking as possible to the Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                         S&P 500 Index Fund             S&P 500
12/90                          10,000                    10,000
12/91                          13,437                    13,056
12/92                          14,563                    14,064
12/93                          16,660                    15,472
12/94                          16,647                    15,674
12/95                          22,663                    21,550
12/96                          28,218                    26,531
12/97                          36,776                    35,363
12/98                          47,162                    45,514
12/99                          56,883                    55,101
12/00                          51,519                    50,050

S&P 500 Index Fund (ending value $51,519)
S&P 500 (ending value $50,050)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                  One       Five       Ten
                                 Year       Year      Year
--------------------------------------------------------------------------------
S&P 500 Index Fund             (9.43%)     17.85%    17.81%
--------------------------------------------------------------------------------
S&P 500                        (9.17%)     18.36%    17.47%
--------------------------------------------------------------------------------
Lipper peer group average*     (9.32%)     17.98%    17.06%
--------------------------------------------------------------------------------
Inception date                  4/15/85
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

  A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500
   Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  General Electric Co. ...........................     3.95%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. ..............................     2.51%
--------------------------------------------------------------------------------
  Pfizer Inc. ....................................     2.41%
--------------------------------------------------------------------------------
  Cisco Systems Inc. .............................     2.29%
--------------------------------------------------------------------------------
  Citigroup Inc. .................................     2.13%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. ...........................     1.97%
--------------------------------------------------------------------------------
  Microsoft Corp. ................................     1.92%
--------------------------------------------------------------------------------
  American International Group Inc. ..............     1.91%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ...............................     1.80%
--------------------------------------------------------------------------------
  Intel Corp. ....................................     1.68%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

Market Value of $725,306 (in thousands)

[PIE CHART OMITTED]
PLOT POINTW FOLLOWS:
Technology                                         21.3%
Consumer - Stable                                  21.0%
Financial                                          16.9%
Consuamer - Cyclical                               11.2%
Utilities                                           9.1%
Capital Goods                                       8.8%
Energy                                              6.3%
Short Term                                          2.4%
Basic Materials                                     2.3%
Transportation                                      0.7%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 40, 19 AND 9 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.



                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.3%

Air Products & Chemicals Inc. ......  13,632   $    558,912(h)
Alcan Aluminum Ltd. ................  19,977        682,964(h)
Alcoa Inc. .........................  52,440      1,756,740(h)
Allegheny Technologies Inc. ........   5,151         81,772
Avery Dennison Corp. ...............   6,955        381,655
Barrick Gold Corp. .................  23,533        385,470
Boise Cascade Corp. ................   3,523        118,461
Du Pont de Nemours (E.I.) & Co. ....  63,113      3,049,147
Eastman Chemical Co. ...............   4,459        217,376
Ecolab Inc. ........................   7,626        329,348
Engelhard Corp. ....................   8,546        174,125
FMC Corp. ..........................   1,853        132,837(a)
Freeport McMoran Copper &
   Gold Inc. (Class B) .............   9,584         82,063(a)
Georgia Pacific Corp. ..............  13,143        409,076
Goodrich (B.F.) Co. ................   6,301        229,199
Great Lakes Chemical Corp. .........   2,797        104,013
Hercules Inc. ......................   6,128        116,815
Homestake Mining Co. ...............  14,489         60,673
Inco Ltd. ..........................  10,312        172,829(a)
International Paper Co. ............  29,175      1,190,705
Louisiana-Pacific Corp. ............   6,622         67,048
Mead Corp. .........................   6,258        196,345
Millipore Corp. ....................   2,745        172,935
Newmont Mining Corp. ...............   9,628        164,278
Nucor Corp. ........................   4,609        182,920
Pall Corp. .........................   7,778        165,769
Phelps Dodge Corp. .................   4,810        268,458
Placer Dome Inc. ...................  19,774        190,325
Potlatch Corp. .....................   1,430         47,994
PPG Industries Inc. ................  10,837        501,888
Praxair Inc. .......................   9,335        414,240
Rohm & Haas Co. ....................  13,514        490,727
Sealed Air Corp. ...................   4,857        148,138(a)
Sigma-Aldrich Corp. ................   4,691        184,415
The Dow Chemical Co. ...............  41,560      1,522,135
Union Carbide Corp. ................   8,401        452,079
USX-U.S. Steel Group Inc. ..........   5,465         98,370
Westvaco Corp. .....................   5,920        172,790
Weyerhaeuser Co. ...................  13,560        688,170
Willamette Industries Inc. .........   6,550        307,441
Worthington Industries Inc. ........   4,641         37,418
                                                 16,708,063

Capital Goods -- 8.8%

Allied Waste Industries Inc. .......  13,400        195,138(a)
American Power Conversion Corp. ....  11,100        137,363(a)
Boeing Co. .........................  53,916      3,558,456(h)
Briggs & Stratton Corp. ............   1,234         54,759
Caterpillar Inc. ...................  20,816        984,857
Centex Corp. .......................   4,060        152,504

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Cooper Industries Inc. .............   5,371   $    246,730
Corning Inc. .......................  55,439      2,927,872
Crane Co. ..........................   3,327         94,612
Cummins Engine Co. Inc. ............   2,089         79,251
Danaher Corp. ......................   8,500        581,187
Deere & Co. ........................  14,420        660,616
Dover Corp. ........................  12,158        493,159
Eaton Corp. ........................   4,650        349,622
Emerson Electric Co. ...............  25,674      2,023,432
General Dynamics Corp. .............  11,882        926,796
General Electric Co. ............... 597,795     28,656,798
Grainger (W.W.) Inc. ...............   5,682        207,393
Honeywell International Inc. .......  48,216      2,281,219
Illinois Tool Works Inc. ...........  18,197      1,083,859
Ingersoll-Rand Co. .................   9,499        397,771
Kaufman & Broad Home Corp. .........   2,780         93,651
Lockheed Martin Corp. ..............  25,652        870,885
Masco Corp. ........................  27,790        713,856
McDermott International Inc. .......   2,919         31,379
Minnesota Mining &
   Manufacturing Co. ...............  23,740      2,860,670
Molex Inc. (Class A) ...............  11,650        413,575
National Service Industries Inc. ...   2,376         61,034
Navistar International Corp. Inc. ..   3,295         86,288(a)
Northrop Grumman Corp. .............   4,461        370,263
PACCAR Inc. ........................   4,460        219,655
Parker-Hannifin Corp. ..............   7,115        313,949
Pulte Corp. ........................   2,322         97,959
Raytheon Co. (Class B) .............  20,324        631,314
Rockwell International Corp. .......  11,068        527,114
Sherwin-Williams Co. ...............   9,263        243,733
Textron Inc. .......................   8,568        398,412
The Timken Co. .....................   3,531         53,406
Thermo Electron Corp. ..............  10,428        310,233(a)
Thomas & Betts Corp. ...............   3,093         50,068
Tyco International Ltd. ............ 105,481      5,854,195
United Technologies Corp. ..........  28,286      2,223,987
Vulcan Materials Co. ...............   6,000        287,250
Waste Management Inc. ..............  37,512      1,040,958
                                                 63,847,228

Consumer - Cyclical -- 11.3%

Albertsons Inc. ....................  25,761        682,667(h)
American Greetings
   Corp. (Class A) .................   3,217         30,360(h)
Autozone Inc. ......................   7,544        215,004(a)
Bed Bath & Beyond Inc. .............  17,300        387,088(a)
Best Buy Co. Inc. ..................  12,300        363,619(a)
Black & Decker Corp. ...............   4,907        192,600
Block (H & R) Inc. .................   5,652        233,852
Brunswick Corp. ....................   5,768         94,812
Carnival Corp. .....................  35,800      1,103,087
Cendant Corp. ......................  44,746        430,680(a,h)
Circuit City Stores Inc. ...........  11,526        132,549
Clear Channel
   Communications Inc. .............  35,100      1,700,156(a)
Comcast Corp. (Class A) ............  54,544      2,277,212(a)
Consolidated Stores Corp. ..........   5,900         62,688(a)
Cooper Tire & Rubber Co. ...........   4,223         44,869
Costco Wholesale Corp. .............  26,766      1,068,967(a)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       Schedule of Investments December 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

CVS Corp. ..........................  23,356   $  1,399,900
Dana Corp. .........................   8,541        130,784
Darden Restaurants Inc. ............   6,886        157,517
Delphi Automotive Systems Corp. ....  34,358        386,528
Deluxe Corp. .......................   4,029        101,813
Dillards Inc. (Class A) ............   6,095         71,997
Dollar General Corp. ...............  19,491        367,893
Donnelley (R.R.) & Sons Co. ........   7,152        193,104
Dow Jones & Co. Inc. ...............   5,042        285,503
Eastman Kodak Co. ..................  18,875        743,203
Federated Department Stores Inc. ...  12,204        427,140(a)
Fluor Corp. ........................   4,752        157,113(a)
Ford Motor Co. ..................... 115,099      2,697,633
Fortune Brands Inc. ................   9,041        271,230
Gannett Co. Inc. ...................  15,908      1,003,198
Gap Inc. ...........................  51,018      1,300,959
General Motors Corp. ...............  34,047      1,734,269
Genuine Parts Co. ..................  10,596        277,483
Goodyear Tire & Rubber Co. .........   9,319        214,244
Harcourt General Inc. ..............   4,561        260,889
Harley-Davidson Inc. ...............  18,200        723,450
Harrah's Entertainment Inc. ........   6,735        177,636(a)
Hasbro Inc. ........................   9,296         98,770
Hilton Hotels Corp. ................  22,088        231,924
Home Depot Inc. .................... 139,818      6,387,935
Interpublic Group Cos. Inc. ........  18,530        788,683
ITT Industries Inc. ................   4,863        188,441
J.C. Penney Co. Inc. ...............  14,387        156,459
Johnson Controls Inc. ..............   5,141        267,332
K Mart Corp. .......................  28,831        153,165(a)
Knight-Ridder Inc. .................   4,600        261,625
Kohl's Corp. .......................  20,000      1,220,000(a)
Leggett & Platt Inc. ...............  11,000        208,313
Limited Inc. .......................  25,936        442,533
Liz Claiborne Inc. .................   3,065        127,581
Longs Drug Stores Corp. ............   2,082         50,228
Lowes Cos. Inc. ....................  22,964      1,021,898
Marriott International
   Inc. (Class A) ..................  14,422        609,330
Mattel Inc. ........................  24,951        360,292
May Department Stores Co. ..........  17,584        575,876
Maytag Corp. .......................   4,695        151,707
McDonald's Corp. ...................  79,534      2,704,156
McGraw Hill Cos. Inc. ..............  11,870        695,879
Meredith Corp. .....................   2,998         96,498
New York Times Co. (Class A) .......   9,988        400,144
Newell Rubbermaid Inc. .............  16,456        374,374
Nike Inc. (Class B) ................  16,204        904,386
Nordstrom Inc. .....................   7,692        139,898
Office Depot Inc. ..................  19,000        135,375(a)
Omnicom Group Inc. .................  10,900        903,337
RadioShack Corp. ...................  11,056        473,335
Reebok International Ltd. ..........   3,030         82,840(a)
Robert Half International Inc. .....  10,900        288,850(a)
Safeway Inc. .......................  29,800      1,862,500(a)
Sears Roebuck & Co. ................  21,145        734,789
Snap-on Inc. .......................   3,609        100,601
Staples Inc. .......................  27,200        321,300(a)
Starbucks Corp. ....................  11,100        491,175(a)
Starwood Hotels & Resorts
   Worldwide Inc. ..................  11,300        398,325

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Target Corp. .......................  54,552   $  1,759,302
The Kroger Co. .....................  50,230      1,359,349(a)
The Stanley Works ..................   4,826        150,511
The Walt Disney Co. ................ 125,237      3,624,046
Tiffany & Co. ......................   8,400        265,650
Time Warner Inc. ...................  79,876      4,172,722
TJX Cos. Inc. ......................  17,540        486,735
Toys 'R Us Inc. ....................  11,935        199,165(a)
Tribune Co. ........................  18,618        786,610
Tricon Global Restaurants Inc. .....   8,911        294,063(a)
TRW Inc. ...........................   7,095        274,931
Tupperware Corp. ...................   3,128         63,929
VF Corp. ...........................   6,702        242,880
Viacom Inc. (Class B) ..............  91,607      4,282,627(a)
Visteon Corp. ......................   7,186         82,639
Wal-Mart Stores Inc. ............... 268,924     14,286,587
Walgreen Co. .......................  61,400      2,567,287
Wendy's International Inc. .........   6,331        166,189
Whirlpool Corp. ....................   4,109        195,948
Winn Dixie Stores Inc. .............   8,440        163,525
                                                 81,938,245

CONSUMER - STABLE -- 21.0%

Abbott Laboratories ................  93,596      4,533,556(h)
Adolph Coors Co. (Class B) .........   2,065        165,845
Aetna Inc. .........................   8,652        355,273(a)
Alberto-Culver Co. (Class B) .......   3,133        134,132
Allergan Inc. ......................   7,852        760,172
Alza Corp. .........................  13,922        591,685(a,h)
American Home Products Corp. .......  79,054      5,023,882(h)
Amgen Inc. .........................  61,792      3,950,826(a,h)
Anheuser Busch Cos. Inc. ...........  55,108      2,507,414(h)
Applera Corp. - Applied
   Biosystems Group ................  12,500      1,175,781
Archer-Daniels Midland Co.            39,992        599,880
Avon Products Inc. .................  14,564        697,251
Ball Corp. .........................   1,954         90,006
Bard (C.R.) Inc. ...................   2,851        132,750
Bausch & Lomb Inc. .................   3,128        126,489
Baxter International Inc. ..........  17,774      1,569,666
Becton Dickinson & Co. .............  14,870        514,874
Bemis Co. Inc. .....................   2,881         96,694
Biogen Inc. ........................   8,700        522,544(a)
Biomet Inc. ........................  10,610        421,084
Boston Scientific Corp. ............  24,088        329,705(a)
Bristol-Myers Squibb Co. ........... 118,508      8,762,185(h)
Brown-Forman Corp. (Class B) .......   3,929        261,279
Campbell Soup Co. ..................  25,576        885,569
Cardinal Health Inc. ...............  16,801      1,673,800
Chiron Corp. .......................  10,800        480,600(a)
CIGNA Corp. ........................   9,563      1,265,185
Clorox Co. .........................  14,284        507,082
Coca-Cola Enterprises Inc. .........  25,700        488,300
Colgate-Palmolive Co. ..............  34,672      2,238,078
Conagra Inc. .......................  31,968        831,168
Eli Lilly & Co. ....................  68,116      6,339,045
Forest Laboratories Inc. ...........   5,300        704,237(a)
General Mills Inc. .................  16,922        754,087
Gillette Co. .......................  63,166      2,281,872
Guidant Corp. ......................  18,524        999,138(a)

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
HCA-The Healthcare Corp. ...........  33,923    $ 1,492,951
Healthsouth Corp. ..................  22,936        374,144(a)
Heinz (H.J.) Co. ...................  20,997        996,045
Hershey Foods Corp. ................   8,092        520,922
Humana Inc. ........................  10,727        163,587(a)
IMS Health Inc. ....................  17,684        477,468
International Flavors & Fragrances .   5,547        112,673
Johnson & Johnson ..................  83,883      8,812,958
Kellogg Co. ........................  24,690        648,112
Kimberly Clark Corp. ...............  32,336      2,285,832
King Pharmaceuticals Inc. ..........   9,800        506,537(a)
Manor Care Inc. ....................   6,037        124,513(a)
McKesson HBOC Inc. .................  17,061        612,319
MedImmune Inc. .....................  12,600        600,862(a)
Medtronic Inc. .....................  72,032      4,348,932
Merck & Co. Inc. ................... 139,150     13,027,919
Pactiv Corp. .......................   9,448        116,919(a)
Pepsico Inc. .......................  87,210      4,322,346
Pfizer Inc. ........................ 380,198     17,489,108
Pharmacia Corp. ....................  78,357      4,779,777
Philip Morris Cos. Inc. ............ 135,379      5,956,676
Procter & Gamble Co. ...............  78,888      6,187,777
Quintiles Transnational Corp. ......   6,800        142,375(a)
Ralston Purina Group ...............  18,258        476,990
Sara Lee Corp. .....................  52,162      1,281,229
Schering Plough Corp. ..............  88,058      4,997,291(h)
St. Jude Medical Inc. ..............   5,123        314,744(a)
Stryker Corp. ......................  12,400        627,316
Supervalu Inc. .....................   7,200         99,900
Sysco Corp. ........................  39,944      1,198,320
Temple-Inland Inc. .................   3,326        178,357
Tenet Healthcare Corp. .............  18,797        835,292
The Coca-Cola Co. .................. 149,351      9,101,077(h)
The Quaker Oats Co. ................   8,028        781,726
Unilever N.V. ......................  34,535      2,173,547
UnitedHealth Group Inc. ............  19,294      1,184,169(a)
UST Inc. ...........................  10,279        288,454
Watson Pharmaceuticals Inc. ........   6,200        317,363(a)
Wellpoint Health Networks
   Inc. (Class A) ..................   4,000        461,000(a)
Wrigley (W.M.) Junior Co. ..........   6,834        654,783
                                                151,843,444

ENERGY -- 6.3%

Amerada Hess Corp. .................   5,190        379,194(h)
Anadarko Petroleum Corp. ...........  14,928      1,061,082
Apache Corp. .......................   7,200        504,450
Ashland Oil Inc. ...................   4,207        150,989
Baker Hughes Inc. ..................  19,950        829,172
Burlington Resources Inc. ..........  13,241        668,671
Chevron Corp. ......................  38,741      3,271,193
Conoco Inc. (Class B) ..............  38,005      1,099,770
Devon Energy Corp. .................   7,996        487,516
EOG Resources Inc. .................   6,800        371,875
Exxon Mobil Corp. .................. 209,812     18,240,531
Halliburton Co. ....................  27,260        988,175
Kerr-McGee Corp. ...................   5,501        368,223
Kinder Morgan Inc. .................   7,000        365,313
Nabors Industries Inc. .............   8,600        508,690(a)
Occidental Petroleum Corp. .........  22,110        536,168

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Phillips Petroleum Co. .............  15,129   $    860,462
Rowan Cos. Inc. ....................   5,677        153,279(a)
Royal Dutch Petroleum Co. ADR ...... 129,316      7,831,700
Schlumberger Ltd. ..................  34,654      2,770,154
Sunoco Inc. ........................   4,988        168,033
Texaco Inc. ........................  33,596      2,087,152
Tosco Corp. ........................   8,300        281,681
Transocean Sedco Forex Inc. ........  12,766        587,236
Unocal Corp. .......................  14,738        570,176
USX-Marathon Group .................  18,692        518,703
                                                 45,659,588

FINANCIAL -- 16.9%

AFLAC Inc. .........................  15,800      1,140,562
Ambac Financial Group Inc. .........   6,300        367,369
American Express Co. ...............  80,422      4,418,184(h)
American General Corp. .............  15,403      1,255,344(h)
American International Group Inc. .. 140,489     13,846,947(h)
AmSouth Bancorp. ...................  22,550        343,888
Aon Corp. ..........................  15,836        542,383
Bank of America Corp. ..............  99,240      4,552,635
Bank of New York Inc. ..............  44,310      2,445,358(h)
Bank One Corp. .....................  69,327      2,539,101(h)
BB&T Corp. .........................  24,000        895,500
Bear Stearns Cos. Inc. .............   6,769        343,104
Capital One Financial Corp. ........  11,700        770,006
Charles Schwab Corp. ...............  82,811      2,349,762
Charter One Financial Inc. .........  12,810        369,889
Chase Manhattan Corp. ..............  79,481      3,611,418(h)
Chubb Corp. ........................  10,697        925,290
Cincinnati Financial Corp. .........   9,400        371,888
CIT Group Inc. (Class A) ...........  15,300        307,913
Citigroup Inc. ..................... 302,976     15,470,712(h)
Comerica Inc. ......................   9,556        567,388
Conseco Inc. .......................  19,484        256,945
Countrywide Credit Industries Inc. .   6,600        331,650
Fannie Mae .........................  60,576      5,254,968
Fifth Third Bancorp ................  27,934      1,669,056
First Union Corp. ..................  59,048      1,642,272
Firstar Corp. ......................  58,246      1,354,219
FleetBoston Financial Corp. ........  54,418      2,044,076
Franklin Resources Inc. ............  14,700        560,070
Freddie Mac ........................  41,865      2,883,452
Golden West Financial Corp. ........   9,665        652,387
Hartford Financial Services
   Group Inc. ......................  13,404        946,657
Household International Inc. .......  28,611      1,573,605
Huntington Bancshares Inc. .........  14,434        233,650
J.P. Morgan & Co. Inc. .............   9,664      1,599,392
Jefferson-Pilot Corp. ..............   6,082        454,630
KeyCorp ............................  26,328        737,184
Lehman Brothers Holdings Inc. ......  14,400        973,800
Lincoln National Corp. .............  11,712        554,124
Loews Corp. ........................   5,816        602,319
Marsh & McLennan Cos. Inc. .........  16,354      1,913,418
MBIA Inc. ..........................   5,890        436,596
MBNA Corp. .........................  51,074      1,886,546
Mellon Financial Corp. .............  29,328      1,442,571
Merrill Lynch & Co. Inc. ...........  48,234      3,288,956
MetLife Inc. .......................  46,100      1,613,500


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
MGIC Investment Corp. ..............   6,259  $     422,091
Moody's Corp. ......................   9,242        237,404
Morgan Stanley, Dean Witter & Co. ..  67,996      5,388,683
National City Corp. ................  36,164      1,039,715
Northern Trust Corp. ...............  13,300      1,084,781
Old Kent Financial Corp. ...........   8,085        353,719
PNC Financial Services Group .......  17,308      1,264,566
Progressive Corp. ..................   4,300        445,588
Providian Financial Corp. ..........  17,494      1,005,905
Regions Financial Corp. ............  12,700        346,869
SAFECO Corp. .......................   7,381        242,650
SouthTrust Corp. ...................  10,700        435,356
St. Paul Cos. Inc. .................  13,580        737,564
State Street Corp. .................   9,900      1,229,679(e)
Stilwell Financial Inc. ............  13,800        544,238
Summit Bancorp. ....................  10,200        389,513
Suntrust Banks Inc. ................  17,929      1,129,527
Synovus Financial Corp. ............  17,650        475,447
T. Rowe Price Group Inc. ...........   7,600        258,219
The Allstate Corp. .................  43,976      1,915,704(h)
Torchmark Corp. ....................   7,300        280,594
U.S. Bancorp .......................  44,727      1,305,469
Union Planters Corp. ...............   8,100        289,575
UnumProvident Corp. ................  14,889        400,142
USA Education Inc. .................   9,300        632,400
Wachovia Corp. .....................  12,266        712,961
Washington Mutual Inc. .............  32,218      1,709,568
Wells Fargo & Co. .................. 103,118      5,742,384
                                                122,360,995

TECHNOLOGY -- 21.4%

Adaptec Inc. .......................   5,500         56,375(a)
ADC Telecommunications Inc. ........  46,400        841,000(a,h)
Adobe Systems Inc. .................  14,392        837,435(h)
Advanced Micro Devices Inc. ........  18,874        260,697(a,h)
Agilent Technologies Inc. ..........  27,107      1,484,108(a)
Altera Corp. .......................  23,900        628,869(a)
Analog Devices Inc. ................  21,200      1,085,175(a)
Andrew Corp. .......................   4,456         96,918(a)
AOL Time Warner Inc. ............... 140,900      4,903,320(a,h)
Apple Computer .....................  19,220        285,898(a)
Applied Materials Inc. .............  48,900      1,867,369(a,h)
Applied Micro Circuits Corp. .......  17,500      1,312,323(a)
Autodesk Inc. ......................   3,512         94,605
Automatic Data Processing Inc. .....  38,118      2,413,346
Avaya Inc. .........................  16,401        169,135(a)
BMC Software Inc. ..................  15,600        218,400(a)
Broadcom Corp. (Class A) ...........  14,200      1,192,800(a)
BroadVision Inc. ...................  16,500        194,906(a)
Cabletron Systems Inc. .............  10,926        164,573(a)
Ceridian Corp. .....................   9,308        185,578(a)
Cisco Systems Inc. ................. 434,204     16,608,303(a,h)
Citrix Systems Inc. ................  11,700        263,250(a)
Compaq Computer Corp. .............. 102,305      1,539,690
Computer Associates
   International Inc. ..............  35,581        693,830
Computer Sciences Corp.               10,182        612,193(a)
Compuware Corp. ....................  20,700        129,375(a)
Comverse Technology Inc. ...........   9,900      1,075,388(a)
Conexant Systems Inc. ..............  13,700        210,638(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Convergys Corp. ....................   9,200   $    416,875(a)
Dell Computer Corp. ................ 157,048      2,738,524(a,h)
Electronic Data Systems Corp. ......  28,000      1,617,000
EMC Corp. .......................... 132,014      8,778,931(a)
Equifax Inc. .......................   9,100        261,056
First Data Corp. ...................  24,281      1,279,305
Gateway Inc. .......................  19,200        345,408(a)
Hewlett-Packard Co. ................ 120,982      3,818,494
Intel Corp. ........................ 406,008     12,205,615
International Business
   Machines Corp. .................. 105,930      9,004,050
Intuit Inc. ........................  12,200        481,138(a)
JDS Uniphase Corp. .................  58,000      2,417,875(a)
KLA-Tencor Corp. ...................  11,100        373,931(a)
Lexmark International
   Inc. (Class A) ..................   7,600        336,775(a)
Linear Technology Corp. ............  18,700        864,875
LSI Logic Corp. ....................  18,392        314,319(a)
Lucent Technologies Inc. ........... 201,718      2,723,193(h)
Maxim Integrated Products Inc. .....  17,000        812,813(a)
Mercury Interactive Corp. ..........   4,900        442,225(a)
Micron Technology Inc. .............  33,854      1,201,817(a)
Microsoft Corp. .................... 321,756     13,956,166(a,h)
Motorola Inc. ...................... 132,550      2,684,137
National Semiconductor Corp. .......  10,183        204,933(a)
NCR Corp. ..........................   5,800        284,925(a)
Network Appliance Inc. .............  18,600      1,193,887(a)
Nortel Networks Corp. .............. 186,924      5,993,251
Novell Inc. ........................  17,866         93,238(a)
Novellus Systems Inc. ..............   7,900        283,906(a)
Oracle Systems Corp. ............... 339,532      9,867,649(a)
Palm Inc. ..........................  33,992        962,399(a)
Parametric Technology Corp. ........  15,306        205,674(a)
Paychex Inc. .......................  22,325      1,085,553
PeopleSoft Inc. ....................  17,300        643,344(a)
PerkinElmer Inc. ...................   3,005        315,525
Pitney Bowes Inc. ..................  15,032        497,935
Power-One Inc. .....................   4,400        172,975(a)
QLogic Corp. .......................   5,700        438,900(a)
QUALCOMM Inc. ......................  44,800      3,682,000(a)
Sabre Holdings Corp. ...............   7,708        332,408
Sanmina Corp. ......................   9,000        689,625(a)
Sapient Corp. ......................   7,100         84,756(a)
Scientific-Atlanta Inc. ............   9,806        319,308
Siebel Systems Inc. ................  25,900      1,751,487(a)
Solectron Corp. ....................  38,700      1,311,930(a)
Sun Microsystems Inc. .............. 194,260      5,414,997(a)
Symbol Technologies Inc. ...........   8,700        313,200
Tektronix Inc. .....................   5,676        191,210
Tellabs Inc. .......................  24,852      1,404,138(a)
Teradyne Inc. ......................  10,300        383,675(a)
Texas Instruments Inc. ............. 104,436      4,947,655
Unisys Corp. .......................  18,209        266,307(a)
VERITAS Software Corp. .............  24,100      2,108,750(a)
Vitesse Semiconductor Corp. ........  11,300        625,031(a)
Xerox Corp. ........................  39,990        184,954
Xilinx Inc. ........................  19,700        908,663(a)
Yahoo! Inc. ........................  33,000        995,672(a)
                                                154,659,879


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.6%

AMR Corp. ..........................     9,414    $    368,911(a,h)
Burlington Northern
   Santa Fe Corp. ..................    24,349         689,381
CSX Corp. ..........................    13,138         340,767
Delta Air Lines Inc. ...............     7,282         365,465
FedEx Corp. ........................    17,060         681,718(a)
Norfolk Southern Corp. .............    22,501         299,545
Ryder System Inc. ..................     3,231          53,715
Southwest Airlines Co. .............    29,966       1,004,760
U.S. Airways Group Inc. ............     3,807         154,421(a)
Union Pacific Corp. ................    15,054         763,991
                                                     4,722,674

UTILITIES -- 9.2%

AES Corp. ..........................    27,600       1,528,350(a)
Allegheny Energy Inc. ..............     6,600        318,038
Alltel Corp. .......................    19,194       1,198,425
Ameren Corp. .......................     8,142         377,076
American Electric Power Inc. .......    19,125         889,313(h)
AT&T Corp. .........................   226,897       3,928,154(h)
Bellsouth Corp. ....................   113,198       4,634,043(h)
Calpine Corp. ......................    16,500         743,531(a)
CenturyTel Inc. ....................     8,050         287,788
CINergy Corp. ......................     9,353         328,524
CMS Energy Corp. ...................     7,700         243,994
Coastal Corp. ......................    12,842       1,134,109
Consolidated Edison Inc. ...........    13,007         500,770
Constellation Energy Group .........     9,003         405,698
Dominion Resources Inc. ............    14,318         959,306
DTE Energy Co. .....................     8,866         345,220
Duke Energy Corp. ..................    22,366       1,906,701
Dynegy Inc. (Class A) ..............    19,500       1,093,219
Edison International ...............    19,542         305,344
El Paso Energy Corp. ...............    13,787         987,494
Enron Corp. ........................    44,900       3,732,312
Entergy Corp. ......................    13,347         564,745
Exelon Corp. .......................    19,663       1,380,539
FirstEnergy Corp. ..................    13,677         431,680
FPL Group Inc. .....................    10,731         769,949
Global Crossing Ltd. ...............    52,813         755,886(a)
GPU Inc. ...........................     7,300         268,731
KeySpan Corp. ......................     7,800         330,525
Nextel Communications
   Inc. (Class A) ..................    45,700       1,131,075(a)
Niagara Mohawk Holdings Inc. .......    10,554         176,120(a)
Nicor Inc. .........................     2,743         118,463
NiSource Inc. ......................    12,315         378,686
ONEOK Inc. .........................     2,107         101,399
Peoples Energy Corp. ...............     2,121          94,915
PG&E Corp. .........................    23,354         467,080
Pinnacle West Capital Corp. ........     5,100         242,888

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PPL Corp. ..........................     8,422    $    380,569
Progress Energy Inc. ...............    12,357         607,831
Progress Energy Inc. CVO ...........     2,900           1,305
Public Service Enterprise Group ....    12,859         625,269
Qwest Communications
   International Inc. ..............   100,748       4,130,668(a)
Reliant Energy Inc. ................    17,618         763,080
SBC Communications Inc. ............   204,069       9,744,295
Sempra Energy ......................    11,675         271,444
Southern Co. .......................    40,758       1,355,203
Sprint Corp. .......................    53,052       1,077,619
Sprint Corp. (PCS Group) ...........    56,426       1,153,206(a)
TXU Corp. ..........................    15,886         703,948
Verizon Communications .............   163,886       8,214,786
Williams Cos. Inc. .................    26,886       1,073,760
WorldCom Inc. ......................   174,632       2,455,762(a)
Xcel Energy Inc. ...................    20,680         601,013
                                                    66,219,848
TOTAL INVESTMENTS IN SECURITIES
   (COST $640,120,308) .............               707,959,964


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund .....   751,797         751,797
Money Market Obligations Trust ..... 5,233,026       5,233,026
Short Term Investment Co. ..........10,348,850      10,348,850

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.1%

U.S. Treasury Bills
   5.14%    03/15/01 ...............$1,025,000       1,012,778
TOTAL SHORT-TERM INVESTMENTS
   (COST $17,346,451) ..............                17,346,451
OTHER ASSETS AND LIABILITIES,
   NET (0.3)% ......................                (1,864,351)
                                                  ------------

NET ASSETS-- 100% ..................              $723,442,064
                                                  ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long futures contracts open at December 31, 2000:

                                NUMBER       CURRENT
                 EXPIRATION       OF        NOTIONAL      UNREALIZED
DESCRIPTION         DATE       CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------

S&P 500          March 2001        54      $ 18,022,500    $(390,600)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

Q&A                                                   PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

DAVID CARLSON MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF OVER $7 BILLION AS OF DECEMBER 31, 2000. DAVE JOINED GE IN 1980 ON THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS AND HAS MANAGED THE PREMIER GROWTH EQUITY FUND SINCE IT'S INCEPTION. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Premier Growth Equity Fund returned negative 5.23% for the one-year period ended December 31, 2000. During the same period, the S&P 500 Index returned negative 9.17% and our Lipper peer group of 236 Growth annuity funds returned an average of negative 9.22%. The Fund ranked in the top third on a one-year basis, and the top 16% on a three-year basis.

Q. PLEASE DISCUSS WHAT FACTORS DROVE THE FUND'S PERFORMANCE VERSUS THE MARKET AND PEER FUNDS.

A. The stock market trends in 2000 were, in many ways, a reversal of the trends in 1999. In 1999, technology stocks rose sharply and the rest of the market was essentially flat. In 2000, technology stocks fell sharply and the rest of the market was essentially flat to up slightly. Technology stocks are the largest sector of the S&P 500 Index with a weighting that averaged 31% last year. The technology sector in the S&P 500 Index declined about 39% in price last year dragging down the major market indices. Technology stocks had a comparable weight in the Fund (30%), but our technology holdings only experienced a decline of about 14% in price.

   Healthcare stocks were strong performers in the Fund last year. Our holdings in healthcare were up over 40% in aggregate. We own two oil service stocks, which combined averaged a return of about 70% last year. In sum, favorable stock selection drove the out-performance in the Fund versus the market and peer funds.

Q. WHAT'S THE OUTLOOK FOR TECHNOLOGY STOCKS AND THE OVERALL STOCK MARKET IN
   2001?

A. A number of cross currents will affect technology stocks and the overall market this year. In addition to the economic weakness, several large technology end-market segments are slowing. Specifically, personal computers and wireless handsets are two large markets that we expect will post lower growth this year. This ripples through component industries such as semiconductors, so the outlook for growth in sales and earnings appears to be deteriorating. The debate over a hard or soft landing for the economy clouds the outlook for the technology sector profits.

   On the positive side, valuation levels are becoming much more attractive. The sharp decline in prices over the last year has caused many technology stocks to reach levels we find attractive for the long-term investor. We will likely increase our weighting in technology stocks this year to a modest over-weighting versus the S&P 500 Index. Valuation levels for the overall market also seem reasonable, given the expectation for lower interest rates this year.

Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND TO POSITION IT FOR THE YEAR AHEAD?

A. Presently the Fund holds 34 stocks. This is consistent with a range of 30-36 stocks over the last three years. Turnover last year was 21%, which is quite low in the mutual fund industry. We continue to build the Fund's portfolio name by name, focusing on premier growth companies that we believe can grow at above average rates in good and bad economic times. Technology and healthcare remain the largest sectors at approximately 25% and 16%, respectively. We also own stocks in the media, retail, and energy sectors, which are all expected to grow at double-digit rates over the longer term. We continue to believe that the sustainable growth rate of our holdings will drive solid stock price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                   Premier Growth Equity Fund                       S&P 500
12/12/97                     10,000                                  10,000
12/97                        10,346                                  10,168
6/98                         12,193                                  11,972
12/98                        14,125                                  13,087
6/99                         16,968                                  14,692
12/99                        19,247                                  15,844
6/00                         19,145                                  15,772
12/00                        18,241                                  14,391

Premier Growth Equity Fund (ending value $18,241)
S&P 500 (ending value $14,391)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                 ONE      THREE       SINCE
                                YEAR      YEAR      INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund    (5.23%)     20.81%     21.75%
--------------------------------------------------------------------------------
S&P 500                       (9.17%)     12.27%     12.66%
--------------------------------------------------------------------------------
Lipper peer group average*    (9.22%)     13.96%       N/A
--------------------------------------------------------------------------------
Inception date                12/12/97
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

 A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  First Data Corp. .................................   4.29%
--------------------------------------------------------------------------------
  Lincare Holdings Inc. ............................   4.16%
--------------------------------------------------------------------------------
  Cardinal Health Inc. .............................   4.05%
--------------------------------------------------------------------------------
  Citigroup Inc. ...................................   3.94%
--------------------------------------------------------------------------------
  AFLAC Inc. .......................................   3.87%
--------------------------------------------------------------------------------
  Catalina Marketing Corp. .........................   3.84%
--------------------------------------------------------------------------------
  Merck & Co. Inc. .................................   3.81%
--------------------------------------------------------------------------------
  Comcast Corp. (Class A) ..........................   3.67%
--------------------------------------------------------------------------------
  Baker Hughes Inc. ................................   3.65%
--------------------------------------------------------------------------------
  Home Depot Inc. ..................................   3.52%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MARKET VALUE OF 490,938 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

Consumer - Cyclical           25.2%
Technology                    24.8%
Consumer - Stable             20.2%
Financial                      7.8%
Energy                         6.7%
Capital Goods                  5.7%
Short Term                     5.6%
Utilities                      4.0%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH PEER GROUP CONSISTING OF 236 AND 146 UNDERLYING ANNUITY FUNDS.

                           SEE NOTES TO PERFORMANCE.
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND
                                       Schedule of Investments December 31, 2000
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.6%
--------------------------------------------------------------------------------


CAPITAL GOODS -- 5.7%

Dover Corp. ......................    66,220   $  2,686,049
Molex Inc. (Class A) .............    97,383      2,477,180
                                                  5,163,229

CONSUMER - CYCLICAL -- 25.2%
AT&T Corp. - Liberty Media
   Group (Class A) ...............   179,184      2,430,183(a)
Carnival Corp. ...................    83,749      2,580,516
Catalina Marketing Corp. .........    89,593      3,488,527(a)
Comcast Corp. (Class A) ..........    79,854      3,333,905(a)
CVS Corp. ........................    48,692      2,918,477
Home Depot Inc. ..................    70,116      3,203,425
Interpublic Group Cos. Inc. ......    72,063      3,067,181
NTL Inc. .........................    77,906      1,864,875(a)
                                                 22,887,089

CONSUMER - STABLE -- 20.3%

Apogent Technologies Inc. ........    87,645      1,796,722(a)
Cardinal Health Inc. .............    37,006      3,686,722
Dentsply International Inc. ......    29,215      1,143,037
Gillette Co. .....................    37,006      1,336,842
Lincare Holdings Inc. ............    66,221      3,778,736(a)
Merck & Co. Inc. .................    37,006      3,464,687
Pfizer Inc. ......................    58,430      2,687,780
Sybron Dental Specialties Inc. ...    29,215        493,003(a)
                                                 18,387,529

ENERGY -- 6.7%

Baker Hughes Inc. ................    79,854      3,318,932
Schlumberger Ltd. ................    35,058      2,802,449
                                                  6,121,381

FINANCIAL -- 7.8%

AFLAC Inc. .......................    48,692      3,514,954
Citigroup Inc. ...................    70,116      3,580,298
                                                  7,095,252



TECHNOLOGY -- 24.9%

Applied Materials Inc. ...........    38,953   $  1,487,518(a)
Automatic Data Processing Inc. ...    48,692      3,082,812
Cisco Systems Inc. ...............    58,430      2,234,947(a,h)
Dell Computer Corp. ..............    85,697      1,494,341(a)
EMC Corp. ........................    38,953      2,590,374(a)
Equifax Inc. .....................    97,383      2,793,675
First Data Corp. .................    74,011      3,899,455
Intel Corp. ......................    58,430      1,756,552
Microsoft Corp. ..................    48,692      2,112,016(a)
Tellabs Inc. .....................    19,477      1,100,451(a)
                                                 22,552,141

UTILITIES -- 4.0%

Vodafone Group PLC ADR ...........    75,958      2,720,246(h)
WorldCom Inc. ....................    62,325        876,445(a)
                                                  3,596,691
TOTAL INVESTMENTS IN SECURITIES
   (COST $82,687,501) ............               85,803,312

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $5,135,131) .............. 5,135,131      5,135,131
OTHER ASSETS AND LIABILITIES,
   NET (0.3)% ....................                 (234,678)
                                                -----------

NET ASSETS-- 100%                               $90,703,756
                                                ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Premier Growth Equity Fund had the following long futures contracts open at December 31, 2000:

                              NUMBER      CURRENT
                 EXPIRATION     OF       NOTIONAL      UNREALIZED
DESCRIPTION         DATE     CONTRACTS     VALUE      DEPRECIATION
--------------------------------------------------------------------------------

S&P 500          March 2001      5      $ 1,668,750     $(47,625)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

  Q&A                                                          VALUE EQUITY FUND
--------------------------------------------------------------------------------

PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND MANAGES EQUITY ASSETS OF APPROXIMATELY $9 BILLION AS OF DECEMBER 31, 2000. PETE HAS MORE THAN 39 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A B.S. IN FINANCE FROM ARIZONA STATE UNIVERSITY.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000?

A. The Value Equity Fund posted a return of negative 0.21% for the period ended December 31, 2000 while the Russell 1000 Value Index returned 7.76% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED DECEMBER 31, 2000?

A. Our overweighting in the technology sector and underweighting in the financials sector were the largest drivers of our negative performance. On the other hand, our overweighting in consumer stable and underweighting in consumer cyclicals and utilities helped our performance.

Q. WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. We outperformed the Russell 1000 Value on price appreciation in four sectors: consumer cyclicals, consumer stable, transportation and utilities. We did well in consumer cyclicals by not owning GM or Ford. We outperformed in transportation because we were overweighted in Canadian Pacific, Continental Airlines and Burlington Northern Santa Fe Corp. Being underweighted in AT&T, not owning WorldCom, and being overweighted in El Paso Energy helped our returns in consumer cyclicals and utilities.

   Areas that detracted from performance included energy and capital goods, where we did not own Tyco (+21%) or Waste Management (+74%).

Q. HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. We continue to own those companies that are depreciated relative to their earnings growth and their peer group. Extreme volatility will continue as investors reduce earnings expectations across multiple industries and sectors. We are buying stocks that we believe have a catalyst to unlock the intrinsic value over the next three to four years. We look at volatility or swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers. We look for companies that we believe have excellent management who can execute their business strategy in difficult market conditions.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to be volatile amid a moderate economic slowdown. We will stay focused on fundamental research and stock selection, and plan to maintain the valuation discipline that has rewarded us over the years. We believe the Fund is positioned for solid relative performance in this environment.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                   Value Equity Fund                  Russell 1000 Value
4/28/2000               10,000                            10,000
5/00                    10,020                            10,105
6/00                     9,970                             9,643
7/00                     9,900                             9,764
8/00                    10,440                            10,308
9/00                    10,000                            10,402
10/00                   10,190                            10,657
11/00                    9,660                            10,262
12/00                    9,979                            10,776

Value Equity Fund (ending value $9,979)
Russell 1000 Value (ending value $10,776)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                           SINCE
                                         INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund                          (0.21%)
--------------------------------------------------------------------------------
Russell 1000 Value                          7.76%
--------------------------------------------------------------------------------
Inception date                             4/28/00
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

  Afund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  Citigroup Inc. ..................................    3.50%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ................................    2.91%
--------------------------------------------------------------------------------
  Exxon Mobil Corp. ...............................    2.89%
--------------------------------------------------------------------------------
  SBC Communications Inc. .........................    2.12%
--------------------------------------------------------------------------------
  Microsoft Corp. .................................    2.04%
--------------------------------------------------------------------------------
  United Technologies Corp. .......................    2.04%
--------------------------------------------------------------------------------
  Fannie Mae ......................................    1.69%
--------------------------------------------------------------------------------
  Morgan Stanley, Dean Witter & Co. ...............    1.58%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc. ............................    1.51%
--------------------------------------------------------------------------------
  Cardinal Health Inc. ............................    1.46%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MARKET VALUE OF $10,229 (IN THOUSANDS)

[PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
Financial                        19.5%
Consumer - Stable                17.7%
Technology                       14.6%
Consumer - Cyclical              10.2%
Capital Goods                     9.1%
Utilities                         9.0%
Energy                            8.5%
Short Term                        3.9%
Basic Materials                   3.6%
Transportation                    2.5%
Miscellaneous                     1.4%

                           SEE NOTES TO PERFORMANCE.
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.6%

Alcoa Inc. .......................       137   $      4,589
Avery Dennison Corp. .............       227         12,457
Barrick Gold Corp. ...............     2,497         40,901
Bowater Inc. .....................       611         34,445
Du Pont de Nemours (E.I.) & Co. ..       793         38,312
International Paper Co. ..........       705         28,773
Newmont Mining Corp. .............     1,928         32,896
Praxair Inc. .....................       114          5,059
Rayonier Inc. ....................       760         30,257
The Dow Chemical Co. .............       726         26,590
Westvaco Corp. ...................       579         16,900
Weyerhaeuser Co. .................     1,816         92,162
                                                    363,341

CAPITAL GOODS -- 9.2%

Boeing Co. .......................     1,179         77,814
Cooper Industries Inc. ...........       317         14,562
Deere & Co. ......................       864         39,582
Dover Corp. ......................     2,390         96,944
Eaton Corp. ......................       725         54,511
Emerson Electric Co. .............     1,880        148,167
General Dynamics Corp. ...........       568         44,304
Martin Marietta Materials Inc. ...       951         40,227
Minnesota Mining &
   Manufacturing Co. .............       250         30,125
Molex Inc. (Class A) .............     1,133         28,821
Parker-Hannifin Corp. ............       861         37,992
Sherwin-Williams Co. .............       386         10,157
Textron Inc. .....................     2,247        104,486
United Technologies Corp. ........     2,650        208,356
                                                    936,048

CONSUMER - CYCLICAL -- 10.2%

AT&T Corp. - Liberty Media
   Group (Class A) ...............     2,953         40,050(a)
Best Buy Co. Inc. ................       182          5,380(a)
Catalina Marketing Corp. .........       480         18,690(a)
Comcast Corp. (Class A) ..........     1,508         62,959(a)
Costco Wholesale Corp. ...........       340         13,579(a)
CVS Corp. ........................       806         48,310
Eastman Kodak Co. ................       136          5,355
Gannett Co. Inc. .................     1,180         74,414
Home Depot Inc. ..................     1,475         67,389
Interpublic Group Cos. Inc. ......     1,475         62,780
Knight-Ridder Inc. ...............       750         42,656
Lowes Cos. Inc. ..................     2,045         91,003
McDonald's Corp. .................     2,747         93,398
McGraw Hill Cos. Inc. ............       227         13,308

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Omnicom Group Inc. ...............       113   $      9,365
Target Corp. .....................     3,629        117,035
The Walt Disney Co. ..............     3,705        107,213
Tricon Global Restaurants Inc. ...       126          4,158(a)
Viacom Inc. (Class B) ............       204          9,537(a)
Wal-Mart Stores Inc. .............     2,906        154,381
                                                  1,040,960

CONSUMER - STABLE -- 17.8%

Abbott Laboratories ..............       908         43,981
Amgen Inc. .......................       725         46,355(a)
Anheuser Busch Cos. Inc. .........       931         42,361
Applera Corp. - Applied
   Biosystems Group ..............       361         33,957
Avon Products Inc. ...............       386         18,480
Baxter International Inc. ........       385         34,000
Bristol-Myers Squibb Co. .........     1,769        130,795
Cardinal Health Inc. .............     1,499        149,338
Colgate-Palmolive Co. ............       318         20,527
Eli Lilly & Co. ..................     1,272        118,375
General Mills Inc. ...............       953         42,468
Gillette Co.                             523         18,893
Heinz (H.J.) Co. .................       682         32,352
Johnson & Johnson ................     1,361        142,990
Kimberly Clark Corp. .............       442         31,245
Medtronic Inc. ...................       341         20,588
Merck & Co. Inc. .................     3,177        297,447
Pepsico Inc. .....................     1,815         89,956
Pfizer Inc. ......................     2,339        107,594
Pharmacia Corp. ..................       976         59,536
Procter & Gamble Co. .............     1,022         80,163
Ralston Purina Group .............     2,382         62,230
Schering Plough Corp. ............     1,839        104,363
Sysco Corp. ......................     1,226         36,780
The Coca-Cola Co. ................       227         13,833
The Quaker Oats Co. ..............       362         35,250
                                                  1,813,857

ENERGY -- 8.6%

BP Amoco PLC ADR .................       794         38,013
Burlington Resources Inc. ........     1,001         50,550
Chevron Corp. ....................       500         42,219
Conoco Inc. (Class B) ............     2,384         68,987
Devon Energy Corp. ...............       341         20,791
Exxon Mobil Corp. ................     3,404        295,935
Halliburton Co. ..................     1,294         46,907
Nabors Industries Inc. ...........     1,067         63,113(a)
Royal Dutch Petroleum Co. ADR ....     1,180         71,464
Schlumberger Ltd. ................       500         39,969
Texaco Inc. ......................       341         21,185
Tosco Corp. ......................       635         21,550
Transocean Sedco Forex Inc. ......       227         10,442
Unocal Corp. .....................     1,361         52,654
USX-Marathon Group ...............       976         27,084
                                                    870,863


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 19.6%

American Express Co. .............     1,406    $    77,242
American International Group Inc.        701         69,092
Axa ADR ..........................       271         19,461
Bank of America Corp. ............     2,224        102,026
Bank of New York Inc. ............       272         15,011
Bank One Corp. ...................       114          4,175
BlackRock Inc. (Class A) .........       734         30,828(a)
Chase Manhattan Corp. ............     1,589         72,200
Chubb Corp. ......................       521         45,067
Citigroup Inc. ...................     7,018        358,357
Comerica Inc. ....................       216         12,825
Edwards A.G. Inc. ................       386         18,311
Fannie Mae .......................     1,998        173,326
Fidelity National Financial Inc. .     1,498         55,332
FleetBoston Financial Corp. ......     1,930         72,496
Franklin Resources Inc. ..........       340         12,954
Freddie Mac ......................       455         31,338
Goldman Sachs Group Inc. .........       477         51,009
Hartford Financial Services
   Group Inc. ....................     1,270         89,694
J.P. Morgan & Co. Inc. ...........       340         56,270
Lehman Brothers Holdings Inc. ....     1,676        113,340
Marsh & McLennan Cos. Inc. .......       465         54,405
Merrill Lynch & Co. Inc. .........       225         15,342
MetLife Inc. .....................       408         14,280
Morgan Stanley, Dean Witter & Co.      2,042        161,828
PNC Financial Services Group .....     1,543        112,735
St. Paul Cos. Inc. ...............       885         48,067
The Allstate Corp. ...............     1,249         54,410
Torchmark Corp. ..................       250          9,609
U.S. Bancorp .....................       884         25,802
Waddell & Reed Financial
   Inc. (Class A) ................       545         20,506
                                                  1,997,338

MISCELLANEOUS -- 1.5%

SPDR Trust .......................     1,123        147,323

TECHNOLOGY -- 14.6%

Analog Devices Inc. ..............     1,500         76,781(a)
Applied Materials Inc. ...........     1,021         38,989(a)
Automatic Data Processing Inc. ...       884         55,968
Compaq Computer Corp. ............     3,178         47,829
Computer Sciences Corp. ..........       239         14,370(a)
Dell Computer Corp. ..............     3,859         67,291(a)
EMC Corp. ........................       818         54,397(a)
Equifax Inc. .....................     2,043         58,609
First Data Corp. .................     2,815        148,315
Hewlett-Packard Co. ..............     1,362         42,988
Intel Corp. ......................     4,313        129,660
International Business
   Machines Corp. ................     1,383        117,555
Lexmark International Inc. .......       227         10,059(a)
Lucent Technologies Inc. .........       455          6,143
Microsoft Corp. ..................     4,813        208,764(a)
Motorola Inc. ....................     3,769         76,322

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Nortel Networks Corp. ............     1,588   $     50,915
PerkinElmer Inc. .................       341         35,805
Pitney Bowes Inc. ................     1,544         51,145
SCI Systems Inc. .................       351          9,258(a)
Sun Microsystems Inc. ............     1,364         38,021(a)
Tellabs Inc. .....................       863         48,759(a)
Texas Instruments Inc. ...........     1,952         92,476
Unisys Corp. .....................       705         10,311(a)
                                                  1,490,730

TRANSPORTATION -- 2.5%

AMR Corp. ........................     1,137         44,556(a)
Burlington Northern
   Santa Fe Corp. ................     2,270         64,269
Canadian Pacific Ltd. ............     2,383         68,065
Continental Airlines
   Inc. (Class B) ................       588         30,356(a)
Delta Air Lines Inc. .............       908         45,570
                                                    252,816

UTILITIES -- 9.0%

Constellation Energy Group .......       637         28,705
Dominion Resources Inc. ..........       317         21,239
Duke Energy Corp. ................     1,192        101,618
Dynegy Inc. (Class A) ............       408         22,873
El Paso Energy Corp. .............     1,520        108,870
Exelon Corp. .....................       295         20,712
FPL Group Inc. ...................        68          4,879
Global Crossing Ltd. .............     1,477         21,140(a)
Mirant Corp. .....................       219          6,200(a)
Qwest Communications
   International Inc. ............     2,157         88,437(a)
SBC Communications Inc. ..........     4,540        216,785
Southern Co. .....................     1,135         37,739
Sprint Corp. .....................     1,659         33,698
TECO Energy Inc. .................        91          2,946
The Montana Power Co. ............       250          5,188
Verizon Communications ...........     2,701        135,388
Williams Cos. Inc. ...............       250          9,984
Xcel Energy Inc. .................     1,588         46,151
XO Communications
   Inc. (Class A) ................       273          4,863(a)
                                                    917,415
TOTAL INVESTMENTS IN SECURITIES
   (COST $9,603,074) .............                9,830,691

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $398,162) ................   398,162        398,162
OTHER ASSETS AND LIABILITIES,
   NET (0.5)% ....................                  (46,542)
                                                -----------

NET ASSETS-- 100% ................              $10,182,311
                                                ===========


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

Q&A                                                    MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Ralph (Chip) E. Whitman is the Portfolio Manager of the Mid-Cap Value Equity Fund (formerly the Value Equity Fund). He is currently a Senior Vice President of GE Asset Management. Chip has more than 16 years of investment experience and has held positions with GEAM since 1987. Chip is a holder of a Chartered Financial Analyst designation. He holds a B.A. in Mathematics from Hamilton College and a M.S. in Management from the Sloan School at MIT. Chip became the Portfolio Manager of the Fund on October 1, 2000.

Please note that there was a portfolio manager change in October of 2000. NWQ Investment Management Company was the Sub-Adviser to the Fund through September 30, 2000. As of October 1, 2000, GE Asset Management has assumed investment management responsibilities for the Fund and is in the process of re-positioning the Fund's investments. In addition, effective October 1, 2000 the Fund has changed its benchmark from the S&P 500 to the S&P 400/BARRA Value Index.

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Mid-Cap Value Equity Fund returned 8.29% for the one-year period ended December 31, 2000. During the same period the S&P 400/BARRA Value returned 27.84% and our Lipper peer group of 222 Growth and Income annuity funds returned an average of 1.15%.

Q. WHAT IS YOUR INVESTMENT PHILOSOPHY AND PROCESS? HOW DO YOU SELECT STOCKS?

A. Our investment philosophy involves identifying undervalued stocks with a catalyst present to improve profitability and unlock value. Stocks are chosen based on low valuation relative to appropriate industry metrics. Catalysts include new management, industry consolidation, restructuring, new products, and/or improving fundamentals.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Fund's underperformance relative to its benchmark can, in part, be attributed to stock selection in telecommunications and media. In re-positioning the Fund in light of industry fundamentals, GEAM has now eliminated many of those positions. It is worth noting that there was a benchmark change in October of 2000, and this change impacted the relative positioning and performance of the Fund during the fourth quarter of 2000. The magnitude of the underperformance is exaggerated when compared to a full year's performance versus the S&P400/BARRA Value Index because the Fund outperformed the old benchmark (S&P 500) by more than 15%. Again, the Fund is now positioned against the S&P 400/ BARRA Value.

Q. WHICH SECTOR/INDUSTRIES HELPED OR HURT PERFORMANCE? WHICH STOCKS HELPED OR HURT PERFORMANCE?

A. The best performing sectors were consumer stable and financials. Notable stocks were Nabisco Group Holdings, Manor Care, Bear Stearns, and Indymac Bancorp. In addition, solid stock selection drove superior returns in energy with stocks such as BJ Services, and Noble Affiliates posting strong double-digit returns. Unfortunately, this sector was slightly under-weight relative to the S&P 400/BARRA Value Index and consequently did not boost performance enough. The worst performing sectors include telecommunications (AT&T) and consumer cyclicals.

Q. WHAT IS THE INVESTMENT STRATEGY FOR THE FUND GOING FORWARD?

A. We continue to be quite cautious on the economy for 2001, although we believe that the Federal Reserve's actions should stem a dramatic deterioration in the market this year. As a result, we continue to invest in companies we believe possess the following characteristics: a) solid business fundamentals which we believe will hold up relatively well in a slowing economy; and/or b) companies with valuations that reflect the worst case scenario and will benefit with an improving macroeconomic backdrop.

Q. WHAT IS THE OUTLOOK FOR THE FUND GIVEN THE CURRENT ECONOMIC BACKDROP?

A. Upon assuming management in October of 2000, we eliminated many of the previous manager's holdings, and we reduced the number of holdings to less than sixty. We intend to continue to focus on a more concentrated list of stocks. In addition, we eliminated many stocks in the telecommunications industry due to deteriorating fundamentals. We believe there are more compelling risk/reward investments in the capital goods, basic materials, consumer cyclicals, and energy sectors, and have over-weighted these sectors. In contrast, we believe there is further risk in technology, where we find valuations ahead of fundamentals. In addition, we believe credit issues will continue to plague the financials sector, despite the Federal Reserve's posture towards lowering interest rates. Both of these sectors are under-weighted relative to the S&P 400/BARRA Value benchmark. We believe the Fund is positioned for good relative performance given the economic environment.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

          Mid-Cap Value Equity Fund    S&P MidCap 400/BARRA Value        S&P 500
5/1/97             10,000                        10,000                   10,000
6/97               11,450                        10,925                   11,086
12/97              13,256                        13,145                   12,259
6/98               14,975                        13,841                   14,433
12/98              14,142                        13,759                   15,777
6/99               17,393                        14,540                   17,712
12/99              16,583                        14,079                   19,101
6/00               15,869                        14,565                   19,014
12/00              17,958                        17,999                   17,350



Mid-Cap Value Equity Fund (ending value $17,958)
S&P MidCap 400/BARRA Value (ending value $17,999)
S&P 500 (ending value $17,350)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                  ONE       THREE     SINCE
                                 YEAR       YEAR    INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund        8.29%     10.65%    17.30%
--------------------------------------------------------------------------------
S&P MidCap 400
  /BARRA Value                  27.84%     11.04%    17.36%
--------------------------------------------------------------------------------
S&P 500                         (9.17%)    12.27%    16.19%
--------------------------------------------------------------------------------
Lipper peer group average*       1.15%      9.69%      N/A
--------------------------------------------------------------------------------
Inception date                  5/1/97
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

 A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  Tenet Healthcare Corp. ...........................   4.36%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc. ...........   3.42%
--------------------------------------------------------------------------------
  Torchmark Corp. ..................................   3.03%
--------------------------------------------------------------------------------
  Praxair Inc. .....................................   2.73%
--------------------------------------------------------------------------------
  Cabot Corp. ......................................   2.59%
--------------------------------------------------------------------------------
  Federated Department Stores Inc. .................   2.52%
--------------------------------------------------------------------------------
  Parker-Hannifin Corp. ............................   2.49%
--------------------------------------------------------------------------------
  Sherwin-Williams Co. .............................   2.37%
--------------------------------------------------------------------------------
  Interpublic Group Cos. Inc. ......................   2.35%
--------------------------------------------------------------------------------
  Telephone & Data Systems Inc. ....................   2.35%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Market Value of $117,395 (in thousands)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Consumer- Cyclical                16.8%
Financial Services                15.8%
Capital Goods                     13.0%
Consumer - Stable                 12.2%
Energy                            11.2%
Short Term                         8.5%
Utilities                          7.6%
Basic Materials                    7.4%
Technology                         6.8%
Transportation                     0.6%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH & INCOME PEER GROUP CONSISTING OF 222 AND 151 UNDERLYING ANNUITY FUNDS.

                           SEE NOTES TO PERFORMANCE.
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------
                            MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 91.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 7.4%

Bowater Inc. ....................     48,139  $   2,713,836
Praxair Inc. ....................     72,200      3,203,875
Rohm & Haas Co. .................     75,700      2,748,856
Sealed Air Corp. ................      1,586         48,373(a)
                                                  8,714,940

CAPITAL GOODS -- 13.0%

Cabot Corp. .....................    115,242      3,039,508
Martin Marietta Materials Inc. ..     17,505        740,461
Molex Inc. (Class A) ............     91,172      2,319,188
Monsanto Co. ....................     43,763      1,184,336
Parker-Hannifin Corp. ...........     66,373      2,928,709
Sherwin-Williams Co. ............    105,760      2,782,810
Textron Inc. ....................     48,139      2,238,463
                                                 15,233,475

CONSUMER - CYCLICAL -- 16.7%

AT&T Corp. - Liberty Media
   Group (Class A) ..............    148,793      2,018,005(a)
Carnival Corp. ..................     56,162      1,730,492
Federated Department Stores Inc.      84,608      2,961,280(a)
Interpublic Group Cos. Inc. .....     64,915      2,762,945
ITT Industries Inc. .............     67,832      2,628,490
Jones Apparel Group Inc. ........     41,575      1,338,195(a)
NTL Inc. ........................     58,350      1,396,753(a)
Tricon Global Restaurants Inc. ..     70,750      2,334,750(a)
Viad Corp. ......................    109,407      2,516,361
                                                 19,687,271

CONSUMER - STABLE -- 12.2%

Energizer Holdings Inc. .........     48,139      1,028,971(a)
Keebler Foods Co. ...............     53,245      2,206,340
Manor Care Inc. .................     68,562      1,414,091(a)
Mylan Laboratories Inc. .........     38,657        973,673
Tenet Healthcare Corp. ..........    115,242      5,121,066(h)
The Kroger Co. ..................     99,195      2,684,465(a)
Watson Pharmaceuticals Inc. .....     18,234        933,353(a)
                                                 14,361,959

ENERGY -- 11.2%

Conoco Inc. (Class B) ...........     78,773      2,279,494
Devon Energy Corp. ..............     35,740      2,179,068
Kinder Morgan Inc. ..............     27,716      1,446,429
Nabors Industries Inc. ..........     40,845      2,415,982(a)
OGE Energy Corp. ................     51,057      1,247,705
Tosco Corp. .....................     69,291      2,351,563
Weatherford International Inc. ..     25,528      1,206,198
                                                 13,126,439

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 15.8%

Bank of New York Inc. ...........     38,657  $   2,133,383
Bear Stearns Cos. Inc. ..........     16,046        813,332
Chase Manhattan Corp. ...........     45,951      2,087,899
Hartford Financial Services
   Group Inc. ...................     56,891      4,017,927
Nationwide Financial Services
   Inc. (Class A) ...............     57,621      2,736,997
Torchmark Corp. .................     92,631      3,560,504
Waddell & Reed Financial
   Inc. (Class A) ...............     51,056      1,920,982
Zions Bancorporation ............     21,152      1,320,678
                                                 18,591,702

TECHNOLOGY -- 6.8%

Comdisco Inc. ...................      6,272         71,736
Computer Sciences Corp. .........     16,047        964,826(a)
DST Systems Inc. ................     27,716      1,856,972(a)
Fiserv Inc. .....................     10,941        519,013(a)
Jacobs Engineering Group Inc. ...     27,716      1,280,133(a)
SCI Systems Inc. ................     57,621      1,519,754(a)
SunGard Data Systems Inc. .......     37,928      1,787,357(a)
                                                  7,999,791

TRANSPORTATION -- 0.6%

GATX Corp. ......................     14,588        727,577

UTILITIES -- 7.6%

Dynegy Inc. (Class A) ...........     41,575      2,330,798
El Paso Energy Corp. ............     35,010      2,507,591
Telephone & Data Systems Inc. ...     30,634      2,757,060
The Montana Power Co. ...........     64,185      1,331,839
                                                  8,927,288
TOTAL INVESTMENTS IN SECURITIES
   (COST $91,663,800) ...........               107,370,442


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (COST $10,024,688)              10,024,688     10,024,688
OTHER ASSETS AND LIABILITIES,
   NET 0.2%                                         190,411
                                               ------------

NET ASSETS-- 100%                              $117,585,541
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Mid-Cap Value Equity Fund had the following long futures contracts open at December 31, 2000:

                                NUMBER     CURRENT
                  EXPIRATION      OF       NOTIONAL     UNREALIZED
DESCRIPTION          DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------
S&P MidCap 400    March 2001       6     $ 1,567,950      $99,200


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

  Q&A                                                Small-Cap Value Equity Fund
--------------------------------------------------------------------------------

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION AS OF DECEMBER 31, 2000, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER, CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE FOR DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM.

JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.


Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000?

A. The Small-Cap Value Equity Fund rose 13.26% for the period ended December 31, 2000. The Russell 2000 Index, the Fund's benchmark, returned negative 3.64% for the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. Strong performance posted in the healthcare, financial services and energy sectors helped bolster results over the past twelve months. The Fund maintained an overweight exposure to healthcare (mainly hospitals), insurance (primarily reinsurance) and Savings & Loan companies. Among our top performers were Golden State Bancorp, Astoria Financial, Universal Health Care and Everest Re Group Ltd.

Q. WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. We continue to emphasize industries where demand generally is more predictable. After several years of reimbursement uncertainty, the public hospital chains are finally prospering again. With steady demand characteristics, hospitals benefit in times of economic uncertainty and benefit from a slowing economy due to easing wage pressures. The sharp rise in oil and natural gas prices continues to bode well for energy stocks. Financial services companies have benefited from changes in monetary policy and improvements in internal services.

Q. WHY DID THE WEIGHTING OF THE FUND CHANGE?

A. We continue to focus our processes on stock selection. The sector weighting of the Fund is determined by stock selection. Our analysis has uncovered greater potential in the healthcare, financial services and energy sectors. We continue to hold core positions in technology but have limited our exposure relative to our benchmark.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We remain committed to finding companies that we believe have strong product lines, robust projected growth, reasonable valuations, and strong predictable cash flows. We have become more selective in the healthcare area as prices in some sectors have reached our objective.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
                 Small-Cap Value Equity Fund         Russell 2000
4/28/2000                  10,000                       10,000
5/00                        9,540                        9,417
6/00                        9,890                       10,238
7/00                        9,580                        9,908
8/00                       10,290                       10,665
9/00                       10,300                       10,351
10/00                      10,120                        9,889
11/00                      10,160                        8,874
12/00                      11,326                        9,636


Small-Cap Value Equity Fund (ending value $11,326)
Russell 2000 (ending value $9,636)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                             SINCE
                                           INCEPTION
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund                 13.26%
--------------------------------------------------------------------------------
Russell 2000                                (3.64%)
--------------------------------------------------------------------------------
Inception date                              4/28/00
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


-------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
-------------------------------------------------------------------------------
  Golden State Bancorp Inc. ........................   3.76%
-------------------------------------------------------------------------------
  NOVA Corp. .......................................   3.19%
-------------------------------------------------------------------------------
  Beckman Coulter Inc. .............................   3.16%
-------------------------------------------------------------------------------
  Iron Mountain Inc. ...............................   3.12%
-------------------------------------------------------------------------------
  InterTAN Inc. ....................................   2.94%
-------------------------------------------------------------------------------
  Triad Hospitals Inc. .............................   2.74%
-------------------------------------------------------------------------------
  Oshkosh Truck Corp. ..............................   2.73%
-------------------------------------------------------------------------------
  The Cooper Cos. Inc. .............................   2.65%
-------------------------------------------------------------------------------
  PartnerRe Ltd. ...................................   2.65%
-------------------------------------------------------------------------------
  Astoria Financial Corp. ..........................   2.64%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MARKET VALUE OF $11,295 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Financial Services                   26.3%
Consumer - Discretionary             17.9%
Healthcare                           14.4%
REITs                                 7.4%
Technology                            6.4%
Consumer - Stable                     6.3%
Materials & Processing                5.6%
Auto & Transportation                 5.5%
Energy                                4.1%
Utilities                             2.4%
Corporate Notes                       1.3%
Short Term                            1.3%
Producer Durables                     1.0%

                            See Notes to Performance.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
--------------------------------------------------------------------------------


AUTO & TRANSPORTATION -- 5.4%

CNF Inc. ........................      3,300    $   111,581
Genesee & Wyoming
   Inc. (Class A) ...............      3,500         95,813(a)
Gentex Corp. ....................      5,500        102,437(a)
Oshkosh Truck Corp. .............      7,000        308,000
                                                    617,831

CONSUMER - DISCRETIONARY -- 17.8%

Dollar Tree Stores Inc. .........      5,400        132,300(a)
F.Y.I. Inc. .....................      3,800        140,125(a)
InterTAN Inc. ...................     28,600        332,475(a)
Iron Mountain Inc. ..............      9,500        352,687(a)
Outback Steakhouse Inc. .........      6,800        175,950(a)
Regent Communications Inc. ......        900          5,344(a)
School Specialty Inc. ...........     11,900        238,743(a)
Speedway Motorsports Inc. .......      9,300        223,200(a)
Station Casinos Inc. ............      7,700        115,019(a)
W.P. Stewart & Co. Ltd. .........      4,000        104,000(a)
Zale Corp. ......................      7,100        206,344(a)
                                                  2,026,187

Consumer - Stable -- 6.3%

Smithfield Foods Inc. ...........      9,500        288,800(a)
Suiza Foods Corp. ...............      2,900        139,200(a)
The Earthgrains Co. .............     15,500        286,750
                                                    714,750

Energy -- 4.0%

Louis Dreyfus Natural Gas Corp. .      6,000        274,875(a)
Noble Affiliates Inc. ...........      4,000        184,000
                                                    458,875

Financial Services -- 26.1%

Affiliated Computer Services
   Inc. (Class A) ...............      3,600        218,475(a)
American Physicians
   Capital Inc. .................      4,200         69,563(a)
Astoria Financial Corp. .........      5,500        298,719
Everest Re Group Ltd. ...........      3,100        222,037
Fidelity National
   Financial Inc. ...............      5,800        214,237
Golden State Bancorp Inc. .......     13,500        424,406
IndyMac Mortgage
   Holdings Inc. ................      6,500        191,750

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Investment Technology
   Group Inc. ...................      3,100    $   129,425(a)
New York Community
   Bancorp Inc. .................      7,200        264,600
NOVA Corp. ......................     18,100        360,869(a)
PartnerRe Ltd. ..................      4,900        298,900
SAFECO Corp. ....................      4,000        131,500
Trenwick Group Ltd. .............      6,100        151,356
                                                  2,975,837

HEALTHCARE -- 14.3%

Apogent Technologies Inc. .......      5,600        114,800(a)
Beckman Coulter Inc. ............      8,500        356,469
Digene Corp. ....................      3,200        143,000(a)
Henry Schein Inc. ...............      5,200        180,050(a)
PSS World Medical Inc. ..........     11,500         57,500(a)
Sybron Dental Specialties Inc. ..      1,233         20,812(a)
The Cooper Cos. Inc. ............      7,500        299,062
Triad Hospitals Inc. ............      9,500        309,344(a)
Varian Medical Systems Inc. .....      2,200        149,463(a)
                                                  1,630,500

MATERIALS & PROCESSING -- 5.5%

Ball Corp. ......................      5,900        271,769
Grant Prideco Inc. ..............      7,900        173,306(a)
Hercules Inc. ...................      9,700        184,906
                                                    629,981

PRODUCER DURABLES -- 0.9%

Baldor Electric Co. .............      5,000        105,625

REAL ESTATE INVESTMENT TRUST -- 7.4%

Colonial Properties Trust .......      4,100        106,856
First Industrial Realty Trust Inc.     6,600        224,400
Gables Residential Trust ........      3,600        100,800
Great Lakes REIT Inc. ...........      8,100        140,738
Mid-Atlantic Realty Trust .......      9,900        120,656
Parkway Properties Inc. .........      4,900        145,469
                                                    838,919

TECHNOLOGY -- 6.4%

Comdisco Inc. ...................     12,900        147,544
DRS Technologies Inc. ...........      7,000         93,625(a)
Excel Technology Inc. ...........      3,400         67,841(a)
General Semiconductor Inc. ......      8,400         52,500(a)
Herley Industries Inc. ..........      7,100        118,038(a)
Pemstar Inc. ....................      7,300         64,331(a)
Teledyne Technologies Inc. ......      7,700        181,912(a)
                                                    725,791


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES -- 2.4%

American Water Works Co. Inc. ...      9,300   $    273,188
TOTAL COMMON STOCK
   (COST $9,626,713) ............                10,997,484

                                   PRINCIPAL
                                      AMOUNT          VALUE

--------------------------------------------------------------------------------
CORPORATE NOTES -- 1.3%
--------------------------------------------------------------------------------
Amkor Technology Inc.
  (COST $ 159,379) ..............   $230,000        150,363
TOTAL INVESTMENTS IN SECURITIES
   (COST $9,786,092) ............                11,147,847

                                     NUMBER
                                   OF SHARES          VALUE

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $147,039) ...............    147,039        147,039
OTHER ASSETS AND LIABILITIES,
   NET 0.9% .....................                    97,904
                                                -----------

NET ASSETS -- 100% ..............               $11,392,790
                                                ===========


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

  Q&A                                                  International Equity Fund
--------------------------------------------------------------------------------

RALPH LAYMAN IS RESPONSIBLE FOR THE INTERNATIONAL EQUITY OPERATION AT GE ASSET MANAGEMENT. RALPH MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $13 BILLION AS OF DECEMBER 31, 2000. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE ASSET MANAGEMENT ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.


Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The International Equity Fund posted a return of negative 12.72% for the one-year period ended December 31, 2000. During the same period, the MSCI EAFE Index returned negative 14.16% and our Lipper peer group of 132 International funds returned an average of negative 14.72%

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000 AND HOW DID THEY IMPACT THE FUND?

A. After a strong start to the year, the sharp reversal in the fortunes of the U.S. equity market plus overstretched valuations in the high-flying technology, media and telecommunications sector ("TMT") around the world both contributed to poor performances in global markets. The environment of rising U.S. interest rates, sky-rocketing oil prices and lack of substantial restructuring in major markets such as Japan all made accurate stock picking even more vital.

Q. WHAT DROVE THE FUND'S PERFORMANCE?

A. A common thread throughout our 2000 performance was the superiority of stock picking over market allocation. In fact, while an allocation to emerging markets was mildly negative to our overall result, our picks in Continental Europe were responsible for the bulk of our outperformance. In sum, our Continental European return was positive while the MSCI equivalent lost 7.5%, endorsing our underweight stance in the region.

   Regarding individual holdings, TMT positions sold early in the year still contributed substantially to our full year's performance. These sales were the result of our valuation strategy being enforced at a time when momentum seemed to be the driver of the stock markets' performances. Our discipline requires us to sell stocks when valuations dramatically exceed their growth rates and sticking with this strategy avoided some major disappointments later in the year. The largest positive contributions overall were spread over a number of industries ranging from banks/finance (ING Groep; Bank of Ireland); telecommunication equipment (Ericsson); pharmaceuticals (Aventis; Teva Pharmaceutical Industries Ltd.); and media (Lagardere). The largest negative contributions came from "old economy" stocks, which had looked attractive before the major signs of economic weakness appeared on the scene.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. As the U.S. weakens, we look for the international markets to gain at the United States' expense. Whereas Japan still faces major hurdles with a weak government grappling with a declining economy (and with few tools to help them), Europe is likely to be the better performer. The Euro rallied in the fourth quarter and should stay stable in the next few months. Economic growth is forecast to be stronger than in the U.S.; tax cuts, pension reform and new elections all hold promise; and the stresses that afflict the U.S. condition such as low unemployment do not yet exist. In our view, promising industries include banks and finance taking advantage of lower rates and pension reform; and TMT where valuations are low and pan-European strategies can begin to take effect. Regardless of top-down issues, however, our methodology of searching for companies with strong cash earnings but superior growth will continue, in the attempt to continue our recent outperformance.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:
                 International Equity Fund           MSCI EAFE
5/1/95                    10,000                      10,000
12/95                     10,670                      10,522
12/96                     11,728                      11,158
12/97                     12,921                      11,356
12/98                     15,175                      13,626
12/99                     19,778                      17,301
12/00                     17,263                      14,850

International Equity Fund (ending value $17,263)
MSCI EAFE (ending value $14,850)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                               ONE         FIVE       SINCE
                              YEAR         YEAR     INCEPTION
--------------------------------------------------------------------------------
International Equity Fund    (12.72%)    10.10%      10.11%
--------------------------------------------------------------------------------
MSCI EAFE                    (14.16%)     7.13%       7.22%
--------------------------------------------------------------------------------
Lipper peer group average*   (14.72%)    10.15%        N/A
--------------------------------------------------------------------------------
Inception date                5/1/95
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  ING Groep N.V. ...................................   3.29%
--------------------------------------------------------------------------------
  BAE Systems PLC ..................................   2.84%
--------------------------------------------------------------------------------
  CGNU PLC .........................................   2.34%
--------------------------------------------------------------------------------
  Vodafone Group PLC ...............................   2.25%
--------------------------------------------------------------------------------
  Axa ..............................................   2.12%
--------------------------------------------------------------------------------
  Total S.A. (Class B) .............................   2.10%
--------------------------------------------------------------------------------
  Invensys PLC .....................................   1.92%
--------------------------------------------------------------------------------
  Alstom ...........................................   1.87%
--------------------------------------------------------------------------------
  Bank of Ireland ..................................   1.86%
--------------------------------------------------------------------------------
  Toshiba Corp. ....................................   1.84%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MARKET VALUE OF $52,401 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Europe                  65.3%
Japan                   12.6%
Pacific Rim              8.4%
Other Regions            7.4%
Short Term               6.3%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 132 AND 66 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

                           SEE NOTES TO PERFORMANCE.
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND

                                       Schedule of Investments December 31, 2000
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 92.8%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.9%

Brambles Industries Ltd. ........     33,700    $   787,458
Cable & Wireless Optus Ltd. .....    102,727        212,606(a)
                                                  1,000,064

BRAZIL -- 2.4%

Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR .........     11,125        442,219
Petroleo Brasileiro S.A. -
   Petrobras ADR ................     16,208        409,252(a)
Telecomunicacoes Brasileiras
   S.A. ADR .....................      1,243         90,584
Uniao de Bancos Brasileiros
   S.A. GDR .....................     10,730        315,864
                                                  1,257,919

CANADA -- 1.2%

ATI Technologies Inc. ...........     28,834        164,321(a)
Celestica Inc. ..................      5,486        297,615(a)
CGI Group Inc. (Class A) ........     36,366        145,435(a)
                                                    607,371

DENMARK -- 0.1%

GN Store Nord A/S ...............      3,234         56,596

FINLAND -- 2.3%

Sampo Insurance Co.
   Ltd. (Series A) ..............     14,341        774,306
Stora Enso Oyj ..................     33,397        395,133
TietoEnator Oyj .................        988         28,111
                                                  1,197,550

FRANCE -- 16.0%

Alcatel .........................      7,829        444,761(a)
Alstom ..........................     37,933        979,525
Aventis S.A. (Class A) ..........     10,912        958,035
Axa .............................      7,667      1,108,694
BNP Paribas S.A. ................      7,434        652,679
Coflexip S.A. ADR ...............      2,630        165,361
Lagardere S.C.A. ................     12,983        753,406
Lyonnaise Des Eaux S.A. .........      2,622        478,870
Michelin CGDE (Regd.) (Class B) .      9,978        361,188
Publicis Groupe .................      2,948         99,626
Rhodia S.A. .....................      9,592        148,614
Schneider Electronic S.A. .......      3,503        255,580
Total S.A. (Class B) ............      7,416      1,103,038
Vivendi Universal S.A. ..........     12,347        812,728(a)
                                                  8,322,105

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
GERMANY -- 7.5%

Bayer AG ........................      2,173   $    114,000
Bayerische Hypo- und
   Vereinsbank AG ...............      4,258        241,095
Bayerische Motoren
   Werke (BMW) AG ...............     13,659        447,620
Deutsche Bank AG ................      6,988        587,341
Dresdner Bank AG ................     17,543        765,165
Fresenius Medical Care AG .......      5,706        466,140
Metallgesellschaft AG ...........     43,801        510,824
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ......      1,849        661,600
Veba AG .........................      1,996        121,451
                                                  3,915,236

GREECE -- 0.4%

Hellenic Telecommunication
   Organization S.A. ADR ........      9,774         70,862
Hellenic Telecommunication
   Organization S.A. GDR ........      9,080        135,485
                                                    206,347

HONG KONG -- 2.5%

Cheung Kong (Holdings) Ltd. .....     53,472        683,851
Giordano International Ltd. .....    436,000        201,239
Hutchison Whampoa Ltd. ..........      4,300         53,614
Johnson Electric Holdings Ltd. ..    189,200        292,301
MTR Corp. Ltd. ..................     34,500         60,598(a)
                                                  1,291,603

IRELAND -- 3.3%

Bank of Ireland .................     97,055        973,313
CRH PLC .........................     30,680        570,985
Jefferson Smurfit Group PLC .....     93,458        182,371
                                                  1,726,669

ISRAEL -- 1.5%

ECI Telecommunications Ltd. .....     25,437        355,720
Teva Pharmaceutical Industries
   Ltd. ADR .....................      5,792        424,264
                                                    779,984

ITALY -- 3.5%

Banca Intesa S.p.A. .............    175,545        843,964
Riunione Adriatica di Sicurta
   S.p.A (RAS) ..................     39,466        615,543
Saipem S.p.A. ...................     58,424        318,737
Telecom Italia S.p.A ............      2,707         29,943
                                                  1,808,187

JAPAN -- 12.6%

Asahi Bank Ltd. .................     12,520         42,602
Canon Inc. ......................     24,000        839,748
Fujitsu Ltd. ....................     41,000        603,954


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
ITOCHU Corp. ....................     60,361   $    280,896(a)
Kao Corp. .......................     21,234        616,663
Mazda Motor Corp. ...............    143,000        365,256
Minebea Co. Ltd. ................     69,000        638,576
Mizuho Holdings Inc. ............         30        185,794
Murata Manufacturing Co. Ltd. ...      3,000        351,645
Nippon Telegraph and Telephone
   Corp. (NTT) ..................         41        295,163
Shin-Etsu Chemical Co. ..........     14,000        538,838
Sony Corp. ......................      7,800        539,013
The Tokyo Electric Power
   Co. Inc. .....................     13,400        332,304
Toshiba Corp. ...................    144,000        962,351
                                                  6,592,803

MEXICO -- 2.4%

Desc S.A. de C.V. (Series B) ....     52,817         20,050
Desc S.A. de C.V. ADR ...........      9,527         60,735
Grupo Carso S.A. de C.V. ADR ....      7,805         38,010(a)
Grupo Financiero Banamex
   Accival, S.A. de C.V. (Banacci)   343,811        564,973(a)
Grupo Televisa S.A. GDR .........      6,589        296,093(a)
Telefonos de Mexico S.A. de
   C.V. (TelMex) ADR ............      5,952        268,584
                                                  1,248,445

NETHERLANDS -- 8.2%

ASM Lithography Holding N.V. ....     21,996        499,626(a)
European Aeronautic Defence &
   Space Co. ....................      2,869         63,740(a)
Getronics N.V. ..................     10,709         62,949
IHC Caland N.V. .................      9,096        427,057
ING Groep N.V. ..................     21,549      1,721,552
Ispat International N.V.
   (Regd.) (Class A) ............     12,680         28,530
Koninklijke (Royal) KPN N.V. ....     13,185        151,787
Koninklijke (Royal) Philips
   Electronics N.V. .............     25,679        940,873
Koninklijke Ahold N.V. ..........     11,373        366,939
                                                  4,263,053

POLAND -- 0.4%

Telekomunikacja Polska S.A.
   GDR (Series A) ...............     31,439        212,213(b)

PORTUGAL -- 0.2%

Banco Comercial Portugues (Regd.)     22,819        121,063

SINGAPORE -- 0.6%

Datacraft Asia Ltd. .............     62,160        293,395

SOUTH KOREA -- 1.9%

Kookmin Bank ....................      2,904         35,284(b)
Korea Telecom Corp. ADR .........     10,228        317,068

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ..................     15,281   $    237,810
Samsung Electronics GDR .........      5,989        423,722(b)
                                                  1,013,884

SPAIN -- 2.0%

Acciona S.A. ....................      2,253         82,507
Repsol S.A. .....................      6,973        111,441
Telefonica S.A. .................     47,900        791,614(a)
Telefonica S.A. ADR .............        717         35,850(a)
                                                  1,021,412

SWEDEN -- 2.1%

Autoliv Inc. SDR ................     23,487        368,267
Industriforvaltnings AB
   Kinnevik (Series B) ..........      2,028         38,889
Investor AB (Series B) ..........      5,433         81,158
Invik & Co. AB ..................      1,201         97,973
Nordea AB (NDA) FDR .............     49,156        387,723
Svenska Handelsbanken
   AB (Series A) ................      4,957         84,814
Telefonaktiebolaget LM Ericsson
   AB (Series B) ................      2,063         23,495
                                                  1,082,319

Switzerland -- 0.9%

ABB Ltd. ........................        387         41,245
Credit Suisse AG ................      2,364        449,202
                                                    490,447

TAIWAN -- 1.6%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .......    341,517        819,765

UNITED KINGDOM -- 17.3%

BAE Systems PLC .................    260,798      1,489,690
Bank of Scotland ................      8,486         88,887
Billiton PLC ....................     58,443        225,466
Cable & Wireless PLC ............     62,133        838,955
CGNU PLC ........................     75,758      1,225,700
Corus Group PLC .................     97,809        103,109
Dimension Data Holdings PLC .....      5,663         38,275(a)
Granada Compass PLC .............     28,209        307,288(a)
Invensys PLC ....................    430,879      1,008,319
Nycomed Amersham PLC ............     61,801        515,191
Prudential PLC ..................     33,768        543,813
Railtrack Group PLC .............      2,559         35,395
Reed International PLC ..........     47,471        496,884
Royal & Sun Alliance Insurance
   Group PLC ....................    105,116        900,641
Vodafone Group PLC ..............    321,657      1,180,791
                                                  8,998,404
TOTAL COMMON STOCK
   (COST $49,296,051) ...........                48,326,834


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND

                                       Schedule of Investments December 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
--------------------------------------------------------------------------------
GERMANY -- 1.4%

Fresenius Medical Care AG .......      3,821   $    182,984
Henkel KGaA .....................      8,703        566,327
TOTAL PREFERRED STOCK
   (COST $679,150) ..............                   749,311

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

FRANCE -- 0.0%

Publicis SA-CVG, 03/07/02 .......      2,948          6,062(a)

GERMANY -- 0.0%

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .....................         48          4,868(a)
TOTAL WARRANTS
   (COST $0) ....................                    10,930
TOTAL INVESTMENTS IN SECURITIES
   (COST $49,975,201) ...........                49,087,075

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (COST $3,314,153) .............  3,314,153      3,314,153
OTHER ASSETS AND LIABILITIES,
   NET (0.6)% ...................                  (291,718)
                                                -----------

NET ASSETS-- 100% ...............               $52,109,510
                                                ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at December 31, 2000:

SECTOR                     PERCENTAGE (BASED ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Financial                              28.43%
Industrials                            13.44%
Information Technology                 12.19%
Consumer Discretionary                 11.51%
Telecommunication Services              9.00%
Materials                               7.03%
Health Care                             4.89%
Energy                                  4.04%
Consumer Staples                        1.89%
Utilities                               1.79%
Short Term and Other                    5.79%
                                      ------
                                      100.00%
                                      ======


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

  Q&A                                                                Income Fund
--------------------------------------------------------------------------------

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. BOB MANAGES INDIVIDUAL, INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS EXCEEDING $31 BILLION AS OF DECEMBER 31, 2000. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME FUND AND MONEY MARKET FUND. BOB JOINED GE ASSET MANAGEMENT IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - TAXABLE FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION, RESPONSIBLE FOR BOTH TAXABLE AND TAX-EXEMPT FIXED INCOME OPERATIONS, IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. BOB IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. HOW DID THE INCOME FUND PERFORM VERSUS THE BENCHMARK AND ITS LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Income Fund posted a total return of 10.74% relative to a return for the Lehman Brothers Aggregate Bond Index of 11.63%. The Lipper peer group representing 20 Intermediate Investment Grade Debt Annuity funds posted a total return of 9.51% for the same period.


Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000.

A. The U.S. fixed income market rebounded nicely from a negative return in 1999, posting a total return in 2000 of 11.63% as measured by the Lehman Brothers Aggregate Bond Index. Bond investors have not enjoyed double digit market returns since 1995 nor outperformed the equity returns (measured by the S&P 500 Index) since 1993. Although absolute returns were strong, it was by no means an easy year for active portfolio managers to perform well against their benchmarks as sector returns diverged greatly and market volatility was high.

   Economic strength of 1999 carried over into the first half of 2000. After posting a 4.2% growth rate in 1999, U.S. real Gross Domestic Product ("GDP") grew 5.2% in the first six months of 2000. Consumer spending was running at a torrid pace supported by record levels of consumer confidence bolstered by huge gains in the equity market and low levels of unemployment. Corporate profits were strong, increasing capital investment, the other main driver of economic growth. With strong growth, high levels of worker productivity kept inflation at both the producer and consumer levels moderate. Against this fundamental backdrop, the Federal Reserve stayed vigilant against inflationary fears, continuing tighter monetary policy through May, raising the Federal Funds rate to a nine year high of 6.50% (175 basis point increase from June 1999). Bond investors, reacting to this fundamental environment, were also dealing with the market impact of an increasing budget surplus. The result was an inversion of the yield curve where short rates surpassed long rates.

   The fundamental outlook changed dramatically in the second half. The effect of Fed tightening manifested itself through signs of slower growth (estimated third quarter GDP of 2.2%). Although the Federal Reserve remained on hold with a tightening bias until December (at which time, the Federal Reserve reversed to an easing bias), liquidity concerns and market expectations of Fed easing in 2001 drove investors to the safety of U.S. Treasuries, particularly those with short to intermediate maturities. By year's end, the two-year yield dropped 182 basis points from its highs to end at 5.09%. The yield on the 30-year bond declined another 66 basis points from mid-May, ending at 5.46%.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The underweighting in U.S. Treasury securities relative to the benchmark was the primary source of underperformance versus the market, as Treasuries outperformed corporate and mortgage-backed securities on a duration-adjusted basis. An overweight position in asset backed securities contributed positively to relative return.

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Although interest rates are significantly below their levels one year ago, we believe bonds are attractive at current valuations. Our baseline economic outlook for a below trend growth and the current Federal Reserve posture towards lowering short-term rates should favor bonds. The widening in yield spreads of non-Treasury securities over the last year presents opportunities to add value in the Fund away from the Treasury sector. If accommodative monetary policy succeeds in averting an economic recession, credit spreads should contract, benefiting corporate bond performance. We continue to favor quality and liquidity within the Fund.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:
                  Income Fund      LB Aggregate
1/3/95              10,000            10,000
12/95               11,683            11,847
12/96               12,024            12,275
12/97               13,106            13,464
12/98               14,148            14,632
12/99               13,946            14,511
12/00               15,444            16,198
Income Fund (ending value $15,444)
LB Aggregate (ending value $16,198)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                  ONE      FIVE       SINCE
                                 YEAR      YEAR     INCEPTION
--------------------------------------------------------------------------------
Income Fund                     10.74%     5.74%      7.52%
--------------------------------------------------------------------------------
LB Aggregate                    11.63%     6.46%      8.37%
--------------------------------------------------------------------------------
Lipper peer group average*       9.51%     5.58%       N/A
--------------------------------------------------------------------------------
Inception date                  1/3/95
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

 A fund designed for investors who seek maximum income consistent with prudent investment management and preservation of capital by investing primarily in a variety of investment grade debt securities.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                            AS A % OF MARKET VALUEE
--------------------------------------------------------------------------------

MARKET VALUE OF $83,285 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Short Term & Other        26.7%
Mortgage Backed           24.8%
Corporate Notes           21.5%
U.S. Treasuries           17.9%
Federal Agencies           9.1%


--------------------------------------------------------------------------------
                                QUALITY RATINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
      MOODY'S /                              PERCENTAGE OF
      S&P RATING+                            MARKET VALUE
--------------------------------------------------------------------------------
      Aaa /AAA                                   79.64%
--------------------------------------------------------------------------------
      Aa / AA                                     4.06%
--------------------------------------------------------------------------------
      A / A                                      10.39%
--------------------------------------------------------------------------------
      Baa / BBB                                   5.46%
--------------------------------------------------------------------------------
      Ba / BB                                     0.32%
--------------------------------------------------------------------------------
      Other                                       0.13%
--------------------------------------------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC./STANDARD & POOR'S ARE NATIONALLY RECOGNIZED
  STATISTICAL RATING ORGANIZATIONS.



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 20 AND 14 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.



                           SEE NOTES TO PERFORMANCE.
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND
                                       Schedule of Investments December 31, 2000
--------------------------------------------------------------------------------

                                   INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 91.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 18.3%

U.S. Treasury Bonds
   8.125%   08/15/19 ............ $3,865,000   $  4,996,131(h)
   6.125%   08/15/29 ............  1,205,000      1,310,630(h)
   6.25%    05/15/30 ............    690,000        769,778(h)
                                                  7,076,539
U.S. Treasury Notes
   6.75%    05/15/05 ............  1,510,000      1,608,618
   5.75%    11/15/05 ............  3,055,000      3,154,777
   3.875%   01/15/09 ............  3,076,671      3,101,653(h)
                                                  7,865,048
TOTAL U.S. TREASURIES
   (COST $14,366,888) ...........                14,941,587

FEDERAL AGENCIES -- 9.2%

Federal Farm Credit Bank
   9.15%    02/14/05 ............    100,000        112,359
   8.60%    05/30/06 ............    400,000        404,000
                                                    516,359
Federal Home Loan Mortgage Corp.
   8.25%    06/01/01 ............     60,000         73,297
   6.22%    03/18/08 ............    395,000        386,914
                                                    460,211
Federal National Mortgage Assoc.
   5.125%   02/13/04 ............    925,000        911,125
   5.78%    05/05/04 ............    375,000        371,719
   7.00%    07/15/05 ............  1,970,000      2,067,574
   6.99%    07/09/07 ............     50,000         50,250
   5.64%    12/10/08 ............    485,000        476,479
   6.04%    02/25/09 ............    455,000        444,690
   7.25%    01/15/10 ............  1,010,000      1,096,799
   7.125%   01/15/30                 900,000      1,007,433
                                                  6,426,069
Tennessee Valley Authority
   6.125%   07/15/03 ............    133,000        131,275
TOTAL FEDERAL AGENCIES
   (COST $7,444,273) ............                 7,533,914

AGENCY MORTGAGE BACKED -- 24.1%

Federal Home Loan Mortgage Corp.
   6.75%    10/01/08 ............     26,020         26,003
   8.00%    09/01/09 ............     80,103         82,031
   7.50%    11/01/09 ............     57,025         58,414
   7.50%    06/01/10 ............     22,041         22,578
   8.50%    07/01/10 ............     57,674         58,529
   7.50%    09/01/12 ............    126,742        129,607
   9.00%    02/01/17 ............     23,254         23,937

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
   6.00%    04/01/29 - 07/01/29 . $1,730,853   $  1,676,448
   7.50%    10/01/29 ............    188,431        191,315
   8.00%    10/01/29 ............    227,109        232,857
   7.00%    12/01/29 ............     63,238         63,375
   6.00%    01/01/30 ............    324,999        314,843
   7.00%    01/01/30 ............    108,404        108,641
   7.50%    01/01/30 ............    327,135        332,144
   8.00%    03/01/30 ............     48,401         49,626
   6.00%    TBA .................    895,000        867,031(c)
                                                  4,237,379
Federal National Mortgage Assoc.
   6.50%    01/25/01 ............    453,856        447,615
   8.121%   01/25/01 ............     91,031         91,658
   7.50%    07/01/02 ............     13,997         14,041
   7.50%    12/01/09 ............    136,058        139,288
   7.00%    08/01/13 ............     53,033         53,746
   5.50%    11/01/13 - 12/01/13      343,955        334,617
   7.50%    02/01/14 ............    108,195        110,763
   5.50%    03/01/14 - 04/01/14      574,730        558,738
   6.00%    01/01/14 - 08/01/14      893,721        882,650
   7.50%    05/01/15 ............    312,579        319,221
   8.00%    07/01/15 ............     37,419         38,541
   5.50%    08/01/15 ............    146,999        142,910
   6.50%    03/01/15 - 12/01/15      108,370        108,335
   9.00%    04/01/16 ............     75,302         77,787
   9.00%    12/01/17 ............     95,915         99,927
   9.00%    12/01/22 ............    111,412        117,504
   7.50%    12/01/23 ............    144,340        147,361
   6.50%    01/01/29 - 07/01/29 .    919,922        907,552
   6.00%    10/01/29 ............    670,389        649,017
   7.00%    12/01/29 ............    193,621         42,234(g)
   7.00%    01/01/30 ............     42,388         42,454
   7.50%    03/01/30 ............    213,792        216,931
   8.50%    07/01/30 - 09/01/30 .    497,822        512,912
   5.50%    TBA .................    412,000        400,542(c)
   6.00%    TBA .................  1,010,000        977,811(c)
   6.50%    TBA .................  1,770,000      1,769,451(c)
   7.00%    TBA .................  1,714,000      1,732,220(c)
                                                 10,935,826
Government National Mortgage Assoc.
   7.125%   01/20/01 ............     80,366         80,796
   7.375%   01/20/01 ............    108,554        109,120
   7.00%    03/15/12 ............    354,329        361,968
   9.00%    11/15/16 ............    284,177        299,804
   9.00%    01/15/17 - 11/15/17 .    202,751        213,901
   8.50%    10/15/17 ............    217,232        226,110
   9.00%    12/15/21 ............     20,991         22,106
   6.50%    02/15/24 - 03/15/24 .    366,499        363,999
   6.50%    04/15/28 ............    463,314        458,102
   7.00%    04/15/28 - 10/15/28 .  1,464,576      1,470,976
   8.00%    12/15/29 ............    248,151        254,665
   8.00%    04/15/30 - 06/15/30 .    578,168        593,344
                                                  4,454,891
TOTAL AGENCY MORTGAGE BACKED
   (COST $19,324,397) ...........                19,628,096


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                                       Schedule of Investments December 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%

Federal Home Loan Mortgage Corp.
   2.358%      01/15/01 .........    $ 141,486  $   106,667(d)
   7.045%      01/15/01 .........       64,000       61,620
   3.842%      01/15/01 .........      100,000       81,458
   4.268%      01/15/01 .........      209,747      174,193
   4.878%      01/15/01 .........       51,000       40,490(d)
   5.985%      01/15/01 .........       75,000       73,150
   5.85%       02/15/08 .........      110,000      109,588
   6.50%       07/15/08 .........       50,000       49,641
   6.50%       02/15/21 .........       38,632       38,499
   7.00%       02/15/21 .........       38,001       38,132
   7.75%       03/15/22 .........      472,524      487,838
   2.85%       10/15/23 .........       82,740       62,028(d,f)
   7.50%       07/15/27 .........      209,479       45,691(g)
   7.00%       01/15/28 .........       46,000       15,798(g)
   4.50%       04/01/29 .........      164,596      119,332(d,f)
   6.00%       05/01/29 .........      187,982      182,107
   4.92%       06/01/29 .........      954,665      672,442(d,f)
   7.50%       06/15/29 - 07/15/29     310,798       64,014(g)
                                                  2,422,688
Federal Home Loan Mortgage Corp. STRIPS
   8.00%       02/01/23 .........       54,234       11,491(g)
   8.00%       07/01/24 .........       60,199       13,087(g)
   4.94%       08/01/27 .........      129,648      105,257(d,f)
   4.86%       04/01/28 .........      326,337      233,941(d,f)
                                                    363,776
Federal National Mortgage Assoc.
   5.23%       10/25/29 .........      113,823       78,644(d,f)

Federal National Mortgage Assoc. REMIC
   3.431%      01/18/01 .........       67,629       52,508
   4.817%      01/25/01 .........       50,378       47,963
   6.00%       06/25/01 .........        7,228        7,179
   6.00%       03/25/19 .........       50,672       50,387
   7.00%       09/25/20 .........       10,202       10,246
   1,080.912%  03/25/22 .........          326        9,107(g)
   1,008.00%   05/25/22 .........          158        3,811(g)
   5.02%       12/25/22 .........        4,549        3,633(d,f)
                                                    184,834
Federal National Mortgage Assoc. STRIPS
   9.00%       05/25/22 .........        4,664        1,101(g)
   8.50%       07/25/22 .........        7,600        1,767(g)
   8.00%       02/01/23 - 08/01/23     666,085      146,208(g)
   7.50%       11/01/23 .........      376,435       89,283(g)
   8.00%       07/01/24 .........      201,331       41,927(g)
   7.50%       04/01/27 - 07/01/27   1,373,402      307,934(g)
   4.36%       05/01/28 .........      616,639      456,313(d,f)
   8.00%       11/01/29 .........      248,505       46,856(g)
   5.38%       05/01/30 .........       79,459       66,646(d,f)
                                                  1,158,035
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $4,099,901)                              4,207,977

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
ASSET BACKED -- 6.8%

Advanta Business Card Master Trust
   6.856%   01/20/06 ............ $1,600,000  $   1,603,540(i)
Advanta Mortgage Loan Trust Corp.
   6.30%    07/25/25 ............      2,349          2,339
American Express Credit Account
   Master Trust
   6.91%    03/15/05 ............     55,000         55,120(i)
American Express Master Trust
   6.86%    08/15/04 ............    641,000        642,000(i)
Citibank Credit Card
   Issuance Trust
   6.90%    10/17/07 ............     83,000         85,626
Discover Card Master Trust I
   6.82%    09/15/04 ............  1,020,000      1,020,632(i)
First USA Credit Card Master Trust
   6.80%    04/19/04 ............  1,000,000      1,000,310(i)
Ford Credit Auto Owner Trust
   6.62%    11/15/02 ............    155,000        155,000
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18 ............     41,137         41,292
   6.97%    04/01/31 ............     81,000         81,961
MBNA Master Credit Card Trust
   6.94%    04/15/05 ............    184,000        184,517(i)
Mid State Trust
   7.54%    07/01/35 ............      5,644          5,427
Providian Gateway Master Trust
   6.93%    03/15/07 ............    550,000        550,000
West Penn Funding LLC
   6.81%    09/25/08 ............     59,000         60,337
Yorkshire Power Pass-Through
   Asset Trust
   8.25%    02/15/05 ............     85,000         91,116(b)
TOTAL ASSET BACKED
   (COST $5,564,812) ............                 5,579,217

CORPORATE NOTES -- 22.0%

Abbey National Capital Trust I
   8.963%   12/29/49 ............    155,000        159,917(i)
Abbey National PLC
   6.70%    06/15/08 ............     15,000         13,597(i)
   7.35%    10/29/49 ............    131,000        128,050(i)
AES Drax Holdings Ltd.
   10.41%   12/31/20 ............    100,000        106,784(b)
Aetna Services Inc.
   6.97%    08/15/36 ............    135,000        137,053
AFLAC Inc.
   6.50%    04/15/09 ............    120,000        116,539
Ahold Finance USA Inc.
   6.25%    05/01/09 ............     60,000         56,071
   8.25%    07/15/10 ............    125,000        132,942
AIG SunAmerica GBL Fin II
   7.60%    06/15/05 ............    250,000        264,727(b)
Allstate Corp.
   7.20%    12/01/09 ............     80,000         82,570


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Amerada Hess Corp.
   7.875%   10/01/29 ............   $125,000    $   131,054
American Airlines Inc.
   9.71%    01/02/07 ............    136,172        146,960
   6.855%   04/15/09 ............     62,300         63,318
   10.18%   01/02/13 ............     40,000         43,094
Arvin Industries Inc.
   7.125%   03/15/09 ............     55,000         36,657
Associates Corp. of North America
   6.375%   10/15/02 ............    300,000        301,185
   5.75%    11/01/03 ............     55,000         54,321
AT&T Corp.
   6.50%    03/15/29 ............    240,000        191,825
Axa
   8.60%    12/15/30 ............    150,000        154,377
Bank One Corp.
   6.40%    08/01/02 ............    130,000        130,221
Barclays Bank PLC
   8.55%    09/29/49 ............    140,000        146,772(b)
BCI US Funding Trust I
   8.01%    07/15/08 ............    100,000         94,613(b,i)
Beckman Instruments Inc.
   7.10%    03/04/03 ............     40,000         39,489
Bell Telephone Co. - Pennsylvania
   8.35%    12/15/30 ............    243,000        264,491
Bellsouth Capital Funding
   7.875%   02/15/30 ............    155,000        159,824
Bellsouth Telecomm Inc.
   6.375%   06/01/28 ............     75,000         64,155
Boeing Capital Corp.
   7.10%    09/27/05 ............    180,000        187,756
Boston University
   7.625%   07/15/97 ............    100,000         97,628
Brascan Ltd.
   7.375%   10/01/02 ............     30,000         29,350
Bristol-Myers Squibb Co.
   6.875%   08/01/97 ............     75,000         73,531
British Telecommunications PLC
   8.125%   12/15/10 ............    150,000        151,644
CIT Group Inc.
   7.125%   10/15/04 ............    115,000        114,941
   7.625%   08/16/05 ............    170,000        172,868
Citigroup Inc.
   7.45%    06/06/02 ............    140,000        142,583
   7.25%    10/01/10 ............    150,000        155,143
Clear Channel Communications Inc.
   7.25%    09/15/03 ............    120,000        121,536
   7.875%   06/15/05 ............     95,000         98,175
Coastal Corp.
   7.75%    06/15/10 ............    130,000        137,424
Coca-Cola Enterprises Inc.
   6.70%    10/15/36 ............    120,000        121,922
Conseco Inc.
   8.70%    11/15/26 ............     21,000          7,875
Corporacion Andina de Fomento
   6.75%    03/15/05 ............    130,000        127,815
CSC Holdings Inc.
   8.125%   07/15/09 ............    130,000        130,480

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
CSX Corp.
   6.25%    10/15/08 ............   $ 80,000   $     76,574
DaimlerChrysler AG
   7.40%    01/20/05 ............    110,000        110,427
   8.00%    06/15/10 ............    130,000        130,742
Delphi Automotive Systems Corp.
   6.125%   05/01/04 ............     75,000         72,460
Delta Air Lines Inc.
   7.57%    11/18/10 ............    180,000        189,007
Deutsche Telekom AG
   7.75%    06/15/05 ............    170,000        173,429
   8.25%    06/15/30 ............    345,000        340,820
Dresdner Funding Trust I
   8.151%   06/30/31 ............    225,000        199,669(b)
Duke Capital Corp.
   7.25%    10/01/04 ............    120,000        122,838
Duke Energy Corp.
   5.375%   01/01/09 ............     80,000         73,006
Enron Corp.
   8.00%    08/15/05 ............    160,000        167,162(b)
ERAC USA Finance Co.
   8.25%    05/01/05 ............    205,000        212,552(b)
Federated Department Stores Inc.
   8.50%    06/01/10 ............     70,000         73,137
First Union Corp.
   7.55%    08/18/05 ............    120,000        123,751
Ford Motor Co.
   7.375%   10/28/09 ............    390,000        389,017
   7.45%    07/16/31 ............    100,000         92,555
Ford Motor Credit Co.
   7.50%    06/15/03 ............     85,000         86,966
   7.60%    08/01/05 ............     60,000         61,709
   7.875%   06/15/10 ............    165,000        169,730
FPL Group Capital Inc.
   7.375%   06/01/09 ............    385,000        394,956
General Motors Acceptance Corp.
   5.75%    11/10/03 ............     50,000         49,006
   6.125%   01/22/08 ............     80,000         75,297
Georgia-Pacific Group
   9.95%    06/15/02 ............     50,000         51,091
Guangdong International Trust
   & Investment Corp.
   8.75%    10/24/16 ............     10,000          1,075(b,j)
Heritage Media Corp.
   8.75%    02/15/06 ............     95,000         92,150
Honeywell International Inc.
   6.875%   10/03/05 ............    110,000        113,516
Household Finance Corp.
   6.125%   07/15/12 ............     30,000         29,863(i)
HSBC Capital Funding LP
   9.547%   06/30/10 ............     65,000         71,308(b)
International Paper Co.
   8.00%    07/08/03 ............    115,000        119,308(b)
   8.125%   07/08/05 ............     90,000         93,443(b)
Israel Electric Corp. Ltd.
   7.125%   07/15/05 ............     40,000         39,526(b)
J.P. Morgan & Co.
   6.00%    01/15/09 ............     55,000         51,544


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Koninklijke (Royal) KPN NV
   7.50%    10/01/05 ............   $165,000   $    154,813(b)
Kroger Co.
   7.375%   03/01/05 ............    150,000        154,225
LCI International Inc.
   7.25%    06/15/07 ............    148,000        147,889
Lehman Brothers Holdings Inc.
   8.80%    03/01/15 ............    180,000        199,134
   7.50%    08/01/26 ............    100,000        102,118
Lenfest Communications Inc.
   8.375%   11/01/05 ............     85,000         90,998
Lockheed Martin Corp.
   8.20%    12/01/09 ............    155,000        169,922
Lumbermens Mutual Casualty
   8.30%    12/01/37 ............     20,000         16,344(b)
Marconi Corp. PLC
   8.375%   09/15/30 ............    325,000        295,922
Merita Bank Ltd.
   7.15%    09/11/02 ............    250,000        250,367(b,i)
MidAmerican Energy Co.
   7.375%   08/01/02 ............    115,000        115,398
Midwest Generation LLC
   8.56%    01/02/16 ............    200,000        183,000(b)
Monumental Global Funding II
   6.95%    10/01/03 ............    250,000        251,150(b)
Morgan Stanley Capital I
   7.125%   01/15/03 ............    105,000        106,883
   8.00%    06/15/10 ............     80,000         86,655
Nabisco Inc.
   6.125%   02/01/33 ............     75,000         73,615
National Rural Utilities Cooperative
   6.046%   04/15/03 ............    100,000         99,872
NB Capital Trust IV
   8.25%    04/15/27 ............    110,000        104,223
News America Holdings Inc.
   7.625%   11/30/28 ............    105,000         90,001
Noram Energy Corp.
   6.375%   11/01/03 ............     65,000         65,044(i)
Occidental Petroleum Corp.
   7.375%   11/15/08 ............     90,000         92,485
Ontario Province of Canada
   7.375%   01/27/03 ............    135,000        139,149
Osprey Trust/Osprey I
   7.797%   01/15/03 ............    150,000        151,778(b)
Pacific Gas & Electric Co.
   7.375%   11/01/05 ............     50,000         42,500(b)
Pactiv Corp.
   8.375%   04/15/27 ............    110,000         89,123
Pepsi Bottling Holdings Inc.
   5.375%   02/17/04 ............    110,000        107,733(b)
Petroleos Mexicanos
   9.50%    09/15/27 ............    100,000        103,250
Pharmacia Corp.
   5.75%    12/01/05 ............     75,000         73,698
Phillips Petroleum Co.
   9.375%   02/15/11 ............    185,000        220,792
PP&L Capital Funding Inc.
   7.75%    04/15/05 ............    150,000        150,928

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Procter & Gamble Co.
   9.36%    01/01/21 ............   $105,000   $    130,497
Quebec Province of Canada
   7.50%    09/15/29 ............    100,000        106,720
Qwest Corp.
   7.625%   06/09/03 ............    290,000        295,696(b)
   5.625%   11/15/08 ............     90,000         80,782
Raytheon Co. (Class B)
   7.90%    03/01/03 ............    130,000        133,633
   6.75%    08/15/07 ............     85,000         84,492
Royal & Sun Alliance Insurance
   Group PLC
   8.95%    10/15/29 ............    110,000        110,031
Royal Bank of Scotland Group PLC
   8.817%   03/31/49 ............     65,000         68,057
   9.118%   03/31/49 ............    185,000        201,265
Southern California Edison Co.
   7.20%    11/03/03 ............     75,000         63,864
Stop & Shop Cos. Inc.
   9.75%    02/01/02 ............     40,000         41,254
SunAmerica Inc.
   5.60%    07/31/97 ............    295,000        215,645
Suntrust Bank Inc.
   6.00%    01/15/28 ............     30,000         28,514
Tele-Communications Inc.
   9.80%    02/01/12 ............     65,000         73,935
Telefonica Europe BV
   7.35%    09/15/05 ............    180,000        181,847
Textron Inc.
   6.375%   07/15/04 ............    130,000        127,746
The Walt Disney Co.
   5.62%    12/01/08 ............     75,000         69,288
Tosco Corp.
   7.625%   05/15/06 ............     45,000         47,338
TRW Inc.
   6.625%   06/01/04 ............    100,000         93,500
Turner Broadcasting Systems Inc.
   8.375%   07/01/13 ............     80,000         87,576
TXU Eastern Funding Co.
   6.45%    05/15/05 ............    160,000        155,666
Tyco International Group S.A.
   6.875%   09/05/02 ............    100,000        100,703
UBS PFD Funding Trust I
   8.622%   04/01/01 ............    100,000        104,953
Unilever Capital Corp.
   6.875%   11/01/05 ............     90,000         92,918
Union Carbide Corp.
   6.79%    06/01/25 ............    180,000        181,404
Union Oil Co.
   7.35%    06/15/09 ............     60,000         62,434
Union Pacific Co. (Series A)
   8.02%    07/02/12 ............    142,349        148,974
United Air Lines Inc.
   7.73%    07/01/10 ............     45,000         47,053
   9.56%    10/19/18 ............     60,000         62,145
United Illuminating Co.
   6.25%    12/15/02 ............     25,000         24,871


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
US Airways Pass-Through Trust
   8.36%    07/20/20 ............   $154,724   $    162,606
USA Networks Inc.
   6.75%    11/15/05 ............     70,000         70,095
Viacom Inc.
   7.75%    06/01/05 ............    218,000        226,291
Vodafone Group PLC
   7.625%   02/15/05 ............    150,000        155,238(b)
Wal-Mart Stores Inc.
   6.875%   08/10/09 ............    315,000        328,728
Williams Cos. Inc.
   6.125%   02/15/12 ............    120,000        119,435
WorldCom Inc.
   6.40%    08/15/05 ............     75,000         72,205
   7.375%   01/15/06 ............    175,000        175,968(b)
   8.875%   01/15/06 ............    100,000        103,296
Yale University
   7.375%   04/15/96 ............    215,000        221,413
TOTAL CORPORATE NOTES
   (COST $17,896,010) ...........                17,925,996

NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.2%

Chase Commercial Mortgage
   Securities Corp.
   6.39%    11/18/08 ............    148,000        148,558
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 ............    561,000        556,182
GS Mortgage Securities
   Corp. (Class A)
   6.86%    07/13/30 ............    219,000        222,502
Nationslink Funding Corp.
   6.001%   11/20/07 ............     65,068         64,752
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $961,995) ..............                   991,994

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.7%

Bear Stearns Commercial
   Mortgage Securities
   6.80%    09/15/08 ............    133,630        136,732
   7.11%    09/15/09 ............    354,276        366,122
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08 ............     65,000         65,099
Headlands Mortgage
   Securities Inc. (Class A)
   6.65%    02/25/29 ............    160,087        153,233
J.P. Morgan Commercial
   Mortgage Finance Corp.
   7.108%   08/15/32 ............     62,953         64,900
LB Commercial Conduit
   Mortgage Trust
   6.41%    08/15/07 ............    115,203        116,254
   7.105%   07/15/08 ............    225,350        233,488
   6.78%    04/15/09 ............    900,000        918,000

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Lehman Large Loan
   6.79%    06/12/04 ............ $    9,226  $       9,375
Merrill Lynch Mortgage
   Investors Inc.
   6.50%    05/01/30 ............     66,000         62,977
Morgan Stanley Capital I
   6.86%    05/15/06 ............    165,300        168,231(b)
   6.52%    01/15/08 ............     21,000         21,196
   6.96%    07/15/08 ............    246,924        254,178
   6.21%    09/15/08 ............     98,000         97,464
   6.76%    11/15/08 ............     66,043         67,229
   7.11%    07/15/09 ............    155,000        160,764
Morgan Stanley Dean Capital I
   Series 2000-LIF2, Class A2
   7.20%    09/15/10 ............    199,000        208,914
Norwest Integrated Structured
   Assets Inc. (Class A)
   6.50%    04/25/29 ............     93,519         92,846
   7.50%    03/25/30 ............    105,482        106,273
PNC Mortgage Acceptance Corp.
   7.05%    09/12/08 ............        378            390
Residential Asset Securitization Trust
   1.073%   08/25/30 ............    823,398         17,456(g)
Salomon Brothers Mortgage
   Securities Inc.
   7.00%    07/25/24 ............    510,977        472,130
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,720,126) ............                 3,793,251
TOTAL BONDS AND NOTES
   (COST $73,378,402) ...........                74,602,032

--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------
DOMESTIC PREFERRED -- 0.1%
Centaur Funding Corp. (Series B),
   9.08% (Cost $105,000) ........        105        105,910(b)
TOTAL INVESTMENTS IN SECURITIES
   (COST $73,483,402) ...........                74,707,942


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (Cost $8,576,758) ............  8,576,758      8,576,758
OTHER ASSETS AND LIABILITIES,
   NET (2.1)% ...................                (1,706,378)
                                                -----------

NET ASSETS-- 100% ...............               $81,578,322
                                                ===========


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

  Q&A                                                         Global Income Fund
--------------------------------------------------------------------------------

MICHAEL GOOSAY IS THE PORTFOLIO MANAGER OF THE GLOBAL INCOME FUND, A POSITION HE ASSUMED FROM ESTHER BAROUDY ON OCTOBER 1, 2000. THE FUND HAS CONTINUED TO BE MANAGED USING THE SAME INVESTMENT STRATEGY EMPLOYED BY MS. BAROUDY. MIKE JOINED GE ASSET MANAGEMENT IN 2000 AS A VICE PRESIDENT AND IS RESPONSIBLE FOR THE MANAGEMENT OF INTERNATIONAL FIXED INCOME ASSETS. PRIOR TO JOINING GEAM MIKE HAD OVER 10 YEARS OF INVESTMENT EXPERIENCE WITH PRUDENTIAL GLOBAL ASSET MANAGEMENT. HE RECEIVED A B.S. FROM ALBRIGHT COLLEGE AND AN M.B.A. FROM RUTGERS UNIVERSITY.

EFFECTIVE OCTOBER 1, 2000, GEAM, AS INVESTMENT ADVISER TO THE FUND, ASSUMED DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITIES FROM GE ASSET MANAGEMENT LIMITED, THE PREVIOUS SUB-ADVISER TO THE FUND.

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Global Income Fund had a return of negative 0.69% for the one-year period ended December 31, 2000. During the same period, the Salomon/Smith Barney World Government Bond Index (unhedged) returned 1.56% and our Lipper peer group of 39 Global Income annuity funds returned an average of 4.54%.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The fourth quarter of 2000 was a period of discovery in the world economy. For the first time, in nearly a decade, the U.S. economy was not accelerating. As the world came to grips with this sudden turn in economic fortune, bond yields fell sharply, particularly in the U.S. where the marketplace priced in expectations of Federal Reserve easing. Unfortunately, the Fund's duration in the U.S. was placed in higher yielding U.S. corporate securities that dramatically underperformed their government counterparts. Compounding this effect was the fall in the U.S. dollar over the period. The Fund was overweighted in U.S. dollars versus the index at the expense of both the Euro and the Yen. Although the fall was not dramatic, the combination of these two factors led to the majority of the underperformance. Market exposure in the United Kingdom and Denmark had a net positive impact on the overall performance.

Q. WHICH SECTORS PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. As mentioned above, U.S. corporate securities underperformed dramatically during 2000. The average spread of the corporate sector widened by more than 25 basis points. Internationally, Japanese government bonds put up their weakest performance of the decade, returning negative 8.47% in local terms. Included in the back-end of the performance spectrum were Australia and Italy. Joining U.S. Treasuries (up 13.52%) as the star performers were Canada and the United Kingdom.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Our baseline forecast is for bond markets to be disappointed with the amount of central bank easing in the U.S. while being pleasantly surprised by the easing from Europe and Japan. We have therefore positioned the Fund during January to overweight, on a duration basis, European and Japanese securities while being index neutral in the U.S. We will remain unhedged in those securities which constitute the overweighting in Europe, translating into an overweighting of European currencies. The Fund allocation to off-benchmark securities will continue, with allocations predominantly in U.S. and UK corporate securities.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:
           Global Income Fund    Salomon World Bond     JPM Global Bond
5/1/97           10,000                10,000                10,000
6/97             10,190                10,392                10,352
12/97            10,341                10,543                10,509
6/98             10,729                10,835                10,853
12/98            11,720                12,152                12,118
6/99             10,874                11,280                11,247
12/99            10,841                11,633                11,503
6/00             10,717                11,637                11,834
12/00            10,767                11,815                12,065



Global Income Fund (ending value $10,767)
Salomon World Bond (ending value $11,815)
JPM Global Bond (ending value $12,065)


--------------------------------------------------------------------------------
                          ANNUAL AVERAGE TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                   ONE      THREE      SINCE
                                  YEAR      YEAR     INCEPTION
--------------------------------------------------------------------------------
Global Income Fund              (0.69%)     1.36%     2.03%
--------------------------------------------------------------------------------
Salomon World Bond               1.56%      3.87%     4.65%
--------------------------------------------------------------------------------
JPM Global Bond                  4.88%      4.71%     5.25%
--------------------------------------------------------------------------------
Lipper peer group average*       4.54%      2.94%       N/A
--------------------------------------------------------------------------------
Inception date                   5/1/97
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

    A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.


--------------------------------------------------------------------------------
                               CURRENCY EXPOSURE
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MARKET VALUE OF $9,337 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS  FOLLOWS:
U.S. Dollars            36.10%
Euro                    28.1%
Japanese Yen            21.4%
Pound Sterling           8.6%
Others                   4.5%
Canadian Dollars         0.7%
Austrialian Dollars      0.6%


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MARKET VALUE OF $9,337 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS  FOLLOWS:
Europe                 41.7%
United States          24.6%
Japan                  16.9%
Short Term             12.0%
Other Regions           4.2%
Pacific Rim             0.6%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 39, AND 33 UNDERLYING ANNUITY FUNDS.



                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GLOBAL INCOME FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 86.0%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.6%
Queensland Treasury Corp.
   6.00%    07/14/09 ...... AUD $    100,000  $      56,262

AUSTRIA -- 1.5%
Republic of Austria
   6.25%    10/16/03 ...... JPY   10,000,000        101,102
   4.00%    07/15/09 ...... EUR       49,000         42,409
                                                    143,511

CANADA -- 1.7%
Government of Canada
   5.00%    09/01/04 ...... CAD      110,000         72,486
   1.90%    03/23/09 ...... JPY   10,000,000         90,741
                                                    163,227

FRANCE -- 6.0%
Government of France
   5.50%    10/25/07 ...... EUR      255,000        249,262
   5.50%    04/25/10 ...... EUR      335,000        325,921
                                                    575,183

GERMANY -- 13.9%
Bayerische Vereinsbank
   4.50%    06/24/02 ...... EUR      209,629        196,182
Bundesrepublic Deutschland
   5.25%    07/04/10 ...... EUR      380,000        366,632
Deutsche Ausgleichsbank
   1.85%    09/20/10 ...... JPY   16,000,000        142,981
Federal Republic of Germany
   6.00%    01/04/07 ...... EUR      220,000        220,462
   6.25%    01/04/30 ...... EUR      300,000        315,927
Hypothekenbank AG
   4.25%    07/16/02 ...... EUR       90,000         83,876
                                                  1,326,060

GREECE -- 2.3%
Hellenic Republic
   6.50%    01/11/14 ...... GRD   75,500,000        220,911

HUNGARY -- 0.7%
National Bank of Hungary
   9.75%    11/22/01 ...... DEM      135,000         67,342

ITALY -- 6.0%
Republic of Italy
   8.75%    07/01/06 ...... EUR      150,000        166,203
   1.80%    02/23/10 ...... JPY   10,000,000         88,873
   5.50%    11/01/10 ...... EUR       85,000         81,810
   6.50%    11/01/27 ...... EUR      227,000        233,616
                                                    570,502

JAPAN -- 16.5%
Government of Japan
   1.20%    12/20/05 ...... JPY   35,000,000        309,465
   1.30%    12/20/05 ...... JPY   65,600,000        582,779
   1.80%    09/20/10 ...... JPY   38,900,000        345,275
   1.90%    12/20/10 ...... JPY   37,700,000        337,262
                                                  1,574,781

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
SPAIN -- 2.9%
Kingdom of Spain
   5.40%    07/30/11 ...... EUR  $   136,000  $     125,718
Kingdom of Spain
   4.50%    07/30/04 ...... EUR      160,000        149,630
                                                    275,348
SWEDEN -- 1.8%
Government of Sweden
   5.50%    04/12/02 ...... SEK    1,580,000        169,834

UNITED KINGDOM -- 8.1%
European Investment Bank
   7.625%   12/07/06 ...... GBP       99,000        161,728
   5.50%    12/07/09 ...... GBP       70,000        103,572
Halifax PLC
   6.50%    02/16/04 ...... GBP       24,000         36,417
Treasury
   7.00%    06/07/02 ...... GBP       25,000         38,224
   7.75%    09/08/06 ...... GBP      125,000        209,996
   5.75%    12/07/09 ...... GBP      145,000        230,261
                                                    780,198

UNITED STATES -- 24.0%
Fannie Mae
   7.125%   02/15/05 ...... USD      400,000        420,188(h)
Freddie Mac
   6.25%    12/07/05 ...... GBP       18,000         27,525
General Motors Acceptance Corp.
   7.75%    01/19/10 ...... USD      400,000        412,808(h)
Merrill Lynch & Co.
   7.25%    05/02/02 ...... USD      390,000        393,836
U.S. Treasury Bonds
   5.25%    02/15/29 ...... USD      400,000        383,188(h)
U.S. Treasury Notes
   6.50%    03/31/02 ...... USD      150,000        151,875(h)
   6.50%    02/15/10 ...... USD      460,000        503,268(h)
                                                  2,292,688
TOTAL INVESTMENTS IN SECURITIES
   (COST $8,272,816) ......                       8,215,847

--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
  (Cost $1,121,293)                1,121,293      1,121,293
OTHER ASSETS AND LIABILITIES,
   NET 2.3% ...............                         217,850
                                                 ----------

NET ASSETS-- 100% .........                      $9,554,990
                                                 ==========

--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At December 31, 2000, the outstanding forward foreign currency contracts, which obligate the Global Income Fund to deliver currencies at a specified date, were as follows:

        EXCHANGED        EXCHANGED    SETTLEMENT      U.S. $         UNREALIZED
           FROM              TO          DATE      CURRENT VALUE    DEPRECIATION
--------------------------------------------------------------------------------

Sales  SEK 1,665,000   USD $172,362    01/12/01      $176,573         $(4,211)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

  Q&A                                                          Total Return Fund
--------------------------------------------------------------------------------

DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL SHARE PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE TOTAL RETURN FUND. DAVE CARLSON MANAGES THE DOMESTIC EQUITY PORTION, RALPH LAYMAN MANAGES THE FOREIGN EQUITY PORTION AND BOB MACDOUGALL MANAGES THE FIXED INCOME PORTION OF THE FUND. PLEASE REFER TO PAGE 29 FOR RALPH'S BIOGRAPHICAL DETAILS, PAGE 15 FOR DAVE'S BIOGRAPHICAL DETAILS, AND PAGE 34 FOR BOB'S BIOGRAPHICAL DETAILS.

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR ENDED DECEMBER 31, 2000?

A. The Total Return Fund posted a return of 4.94% for the one-year period ended December 31, 2000. The Fund allocates investments among several asset classes and therefore the results of the Fund need to be compared to several benchmarks: S&P 500 Index which returned negative 9.17%; the MSCI EAFE Index which returned negative 14.16%; and the Lehman Brothers Aggregate Bond Index which returned 11.63%. During the same period, our Lipper peer group of 84 Balanced annuity funds had an average return of 0.68%. The Fund's performance is ranked in the top twentieth percentile when compared to its peer group.


Q. WHY DID THE FUND PERFORM WELL RELATIVE TO THE BENCHMARKS FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. Asset allocation and strong stock selection within each asset class drove the Fund's performance. Currently, the strategy is allocated approximately 45% U.S. equities, 15% foreign equities, 34% fixed income and 6% cash and cash equivalents. The U.S equity markets were volatile over this period, however the Fund outperformed relative to the S&P 500 Index benchmark substantially due to solid stock selection. The international markets were also volatile with the MSCI EAFE index finishing down over 14% for the period. Fund returns for this portion of its portfolio were strong relative to this benchmark. Fixed income markets did well amid a backdrop of rising interest rates and the potential for a slow-down in the economy. Our allocation in international stocks sets us apart from many other balanced funds, which only concentrate on the U.S. financial markets. Please read the commentary on the International Equity Fund and the Income Fund for a more detailed description of the individual asset classes.


Q. HOW HAS THE VOLATILITY IN THE U.S. EQUITY MARKETS IMPACTED THE FUND?

A. The year was characterized by extreme volatility in the U.S. markets and a flight to safe-haven industries and stocks amid declining corporate earnings, a credit crunch, and a moderating economy. The Dow Jones Industrial Average
   (DJIA) and the NASDAQ averaged intraday price volatility (i.e., the change in price from the open to the close of the markets) greater than the intraday price volatility produced back in 1932. However, on a positive note, the breadth in the market improved with the unweighted average stock in the S&P 500 Index up 12% during 2000. Interestingly, 76% of the 121 groups of the S&P 500 Index outperformed the Index's decline of 9.2% and nearly 70% of the groups finished the year on a positive note. The improved market breadth also helped the small and mid-cap indices stage a rally and the value indices outperformed the growth indices thereby creating a very different picture in the markets than the recent past where leadership was concentrated in a handful of stocks.

   In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to scale buy or sell those stocks that become respectively undervalued or overvalued relative to the market and to their peers. Our focus on security selection across asset classes will continue to provide the Fund with high-quality companies that are reasonably valued. With the Fund broadly diversified, we believe it is well positioned for the volatility we expect.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED THROUGHOUT THE YEAR?

A. Currently, the Fund's asset allocation mix reflects 44% of the asset in U.S. equities, 16% in international equities, 32% in fixed income, and 8% in cash and cash equivalents. We continue to directionally model the weights of this Fund in conjunction with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have shifted marginally away from equities as valuations remain a concern. The total equity allocation is 60% and the fixed income allocation is 32%, in-line with the Committee's policy targets.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. In our view, the returns for the Fund will continue to reflect the strong demand for equities in both U.S. and international issues. The U.S. markets will continue to react to the slowing economic conditions in the U.S. The international markets may also continue to be volatile as they often reflect what is going on in the U.S. markets however there may be some countries with better relative values in comparison. The fixed income rally may be muted going forward as investors have bid up bonds in anticipation of an easing monetary policy environment. We believe the diversified approach of this strategy will continue to reward investors in this dynamic investment environment.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:
            Total Return Fund           S&P 500        LB Aggregate
12/90            10,000                  10,000           10,000
12/91            12,735                  13,056           11,600
12/92            13,689                  14,064           12,459
12/93            15,544                  15,472           13,673
12/94            15,937                  15,674           13,274
12/95            20,410                  21,550           15,726
12/96            22,573                  26,531           16,295
12/97            26,633                  35,363           17,873
12/98            31,188                  45,514           19,423
12/99            35,320                  55,101           19,262
12/00            37,064                  50,050           21,502

Total Return Fund (ending value $37,064)
S&P 500 (ending value $50,050)
LB Aggregate (ending value $21,502)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                ONE         FIVE         TEN
                               YEAR         YEAR        YEAR
--------------------------------------------------------------------------------
Total Return Fund               4.94%      12.67%      14.00%
--------------------------------------------------------------------------------
S&P 500                        (9.17%)     18.36%      17.47%
--------------------------------------------------------------------------------
LB Aggregate                   11.63%       6.46%       7.96%
--------------------------------------------------------------------------------
Lipper peer group average*      0.68%      11.91%      12.62%
--------------------------------------------------------------------------------
Inception date                 7/1/85
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  Citigroup Inc. ....................................  2.89%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds 8.125%, 8/15/19 ...............  2.51%
--------------------------------------------------------------------------------
  First Data Corp. ..................................  2.14%
--------------------------------------------------------------------------------
  Cardinal Health Inc. ..............................  1.86%
--------------------------------------------------------------------------------
  Fannie Mae ........................................  1.69%
--------------------------------------------------------------------------------
  Merck & Co. Inc. ..................................  1.55%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc. 7.00%, 7/15/05 ...  1.44%
--------------------------------------------------------------------------------
  Dover Corp. .......................................  1.37%
--------------------------------------------------------------------------------
  American International Group Inc. .................  1.21%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A) ........  1.20%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
MARKET VALUE OF $131,588 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Domestic Equity            44.1%
Bonds and Notes            31.7%
Foreign Equity             15.6%
Short Term & Other          8.6%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 84, 67 AND 45 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 44.4%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 4.1%
Alleghany Corp. ...................      313  $      64,322
Dover Corp. .......................   44,574      1,808,033
Emerson Electric Co. ..............    5,341        420,938
Hubbell Inc. (Class B) ............   11,085        293,752(h)
Molex Inc. (Class A) ..............   43,816      1,114,569
Textron Inc. ......................    4,837        224,921
United Technologies Corp. .........    5,845        459,563
Waste Management Inc. .............   33,086        918,136
                                                  5,304,234

CONSUMER - CYCLICAL -- 7.0%
Adelphia Communications
   Corp. (Class A) ................    2,855        147,389(a)
AT&T Corp. - Liberty Media
   Group (Class A) ................  116,530      1,580,438(a)
Carnival Corp. ....................   19,972        615,387
Catalina Marketing Corp. ..........   36,781      1,432,160(a)
Comcast Corp. (Class A) ...........   34,262      1,430,439(a)
CVS Corp. .........................    7,726        463,077
Gannett Co. Inc. ..................    2,183        137,665
Home Depot Inc. ...................   20,490        936,137
Interpublic Group Cos. Inc. .......   19,986        850,654
NTL Inc. ..........................   40,961        980,504(a)
The Walt Disney Co. ...............   21,800        630,838
                                                  9,204,688

CONSUMER - STABLE -- 11.6%
Abbott Laboratories ...............   27,376      1,326,025
American Home Products Corp. ......   11,085        704,452
Apogent Technologies Inc. .........   27,208        557,764(a)
Bristol-Myers Squibb Co. ..........   17,635      1,303,888
Cardinal Health Inc. ..............   24,521      2,442,904(h)
Colgate-Palmolive Co. .............    4,300        277,565
Dentsply International Inc. .......    9,405        367,971
Energizer Holdings Inc. ...........    5,374        114,869(a)
Gillette Co. ......................   15,116        546,065
Henry Schein Inc. .................    3,377        116,929(a)
Johnson & Johnson .................   13,805      1,450,388(h)
Lincare Holdings Inc. .............   20,490      1,169,211(a,h)
Merck & Co. Inc. ..................   21,834      2,044,208
Pepsico Inc. ......................   18,475        915,667
Pfizer Inc. .......................   22,001      1,012,046
Philip Morris Cos. Inc. ...........   13,503        594,132
Sybron Dental Specialties Inc. ....    9,069        153,039(a)
                                                 15,097,123

ENERGY -- 3.2%
Anadarko Petroleum Corp. ..........   12,092        859,499
Baker Hughes Inc. .................   17,803        739,937
Exxon Mobil Corp. .................    6,214        540,230
Nabors Industries Inc. ............   11,757        695,427(a)
Schlumberger Ltd. .................   17,467      1,396,268
                                                  4,231,361

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 9.7%
AFLAC Inc. ........................    4,031  $     290,988
American Express Co. ..............    8,565        470,540
American International Group Inc. .   16,132      1,590,010
Bank One Corp. ....................   11,757        430,600
Berkshire Hathaway Inc. (Class B) .      265        623,810(a)
Citigroup Inc. ....................   74,458      3,802,011
Countrywide Credit Industries Inc.     5,039        253,210
Fannie Mae ........................   25,562      2,217,503
Fidelity National Financial Inc. ..   13,604        502,498
Loews Corp. .......................    5,206        539,146
Marsh & McLennan Cos. Inc. ........    9,002      1,053,234
State Street Corp. ................    7,222        897,045(e)
                                                 12,670,595

MISCELLANEOUS -- 0.4%
SPDR Trust ........................    3,950        518,191

TECHNOLOGY -- 8.1%
Analog Devices Inc. ...............    3,350        171,478(a)
Applied Materials Inc. ............    9,405        359,154(a)
Automatic Data Processing Inc. ....   23,009      1,456,757
Cisco Systems Inc. ................   24,185        925,076(a)
Dell Computer Corp. ...............   15,787        275,286(a)
EMC Corp. .........................   14,108        938,182(a)
Equifax Inc. ......................   51,897      1,488,795
First Data Corp. ..................   53,408      2,813,934
Intel Corp. .......................   33,590      1,009,799
Intuit Inc. .......................    1,008         39,753(a)
Microsoft Corp. ...................   18,475        801,353(a)
Pitney Bowes Inc. .................    5,206        172,449
Tellabs Inc. ......................    2,687        151,816(a)
                                                 10,603,832

UTILITIES -- 0.3%
WorldCom Inc. .....................   17,803        250,355(a)
XO Communications Inc. (Class A) ..    6,550         116,672(a)
                                                    367,027
TOTAL DOMESTIC EQUITY
   (COST $43,343,274) .............              57,997,051

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.8%
--------------------------------------------------------------------------------
CONSUMER - DISCRETIONARY -- 1.6%
Autoliv Inc. SDR ..................    7,634        119,698
Bayerische Motoren Werke
   (BMW) AG .......................    6,197        203,082
Giordano International Ltd. .......  176,000         81,234
Granada Compass PLC ...............   10,463        113,976(a)
Grupo Televisa S.A. GDR ...........    3,454        155,215(a)
Koninklijke (Royal) Philips
   Electronics N.V. ...............   11,121        407,471
Lagardere S.C.A. ..................    5,406        313,711
Mazda Motor Corp. .................   76,000        194,122
Michelin CGDE (Regd.) (Class B) ...    3,414        123,582
Publicis Groupe ...................      800         27,036
Reed International PLC ............   13,433        140,605
Sony Corp. ........................    2,600        179,671
                                                  2,059,403


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 0.3%
Kao Corp. .........................    8,592    $   249,523
Koninklijke Ahold N.V. ............    3,215        103,729
                                                    353,252

ENERGY -- 0.8%
Coflexip S.A. ADR .................      770         48,414
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................    7,763        196,016(a)
Repsol S.A. .......................    1,294         20,680
Royal Dutch Petroleum Co. ADR .....    3,872        234,498
Saipem S.p.A. .....................   30,220        164,868
Total S.A. (Class B) ..............    2,867        426,430
                                                  1,090,906

FINANCIAL -- 4.6%
Asahi Bank Ltd. ...................    4,008         13,638
Axa ...............................    3,060        442,494
Banca Intesa S.p.A. ...............   79,199        380,763
Banco Comercial
   Portugues (Regd.) ..............    7,007         37,175
Bank of Ireland ...................   43,717        438,417
Bank of Scotland ..................    2,117         22,175
Bayerische Hypo- und
   Vereinsbank AG .................    1,246         70,551
BNP Paribas S.A. ..................    2,150        188,762
CGNU PLC ..........................   29,287        473,839
Cheung Kong (Holdings) Ltd. .......   20,982        268,338
Credit Suisse AG ..................      670        127,312
Deutsche Bank AG ..................    2,979        250,384
Dresdner Bank AG                       7,259        316,612
Grupo Financiero Banamex
   Accival, S.A. de C.V. (Banacci).  160,755        264,163(a)
Hutchison Whampoa Ltd. ............    1,100         13,715
ING Groep N.V. ....................    8,199        655,019
Investor AB (Series B) ............    1,392         20,794
Invik & Co. AB ....................      317         25,860
Kookmin Bank ......................    1,170         13,781
Mizuho Holdings Inc. ..............       10         61,931
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........      690        246,892
Nordea AB (NDA) FDR ...............   13,673        107,847
Prudential PLC ....................   11,655        187,697
Riunione Adriatica di Sicurta
   S.p.A (RAS) ....................   11,416        178,053
Royal & Sun Alliance Insurance
   Group PLC ......................   47,413        406,238
Sampo Insurance Co.
   Ltd. (Series A) ................    6,174        333,350
Svenska Handelsbanken
   AB (Series A) ..................    1,562         26,726
Uniao de Bancos Brasileiros
   S.A. GDR .......................    3,248         95,613
Vivendi Universal S.A. ............    4,640        305,423(a)
                                                  5,973,562

HEALTHCARE -- 0.8%
Aventis S.A. (Class A) ............    4,856        426,340
Fresenius Medical Care AG .........    2,070        169,104
Nycomed Amersham PLC ..............   27,250        227,164
Teva Pharmaceutical Industries
   Ltd. ADR .......................    2,915        213,524
                                                  1,036,132

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
INDUSTRIALS -- 2.1%
ABB Ltd. ..........................      499  $      53,182
Acciona S.A. ......................      672         24,609
Alstom ............................   15,066        389,042
BAE Systems PLC ...................   98,456        562,385
Brambles Industries Ltd. ..........   13,564        316,946
Desc S.A. de C.V. (Series B) ......   15,734          5,973
Desc S.A. de C.V. ADR .............    2,729         17,397
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........    3,370        133,957
European Aeronautic Defence
   & Space Co. ....................    3,577         79,469(a)
Grupo Carso S.A. de C.V. ADR ......    1,949          9,492(a)
IHC Caland N.V. ...................    2,660        124,887
Invensys PLC ......................  174,143        407,520
ITOCHU Corp. ......................   33,093        154,002(a)
Johnson Electric Holdings Ltd. ....   94,000        145,223
Minebea Co. Ltd. ..................   27,000        249,878
MTR Corp. Ltd. ....................   10,500         18,443(a)
Railtrack Group PLC ...............       71            982
Schneider Electronic S.A. .........    1,444        105,355
                                                  2,798,742

INFORMATION TECHNOLOGY -- 1.9%
Alcatel ...........................    3,701        210,252(a)
ASM Lithography Holding N.V. ......    7,240        164,452(a)
ATI Technologies Inc. .............    8,421         47,990(a)
Canon Inc. ........................   11,000        384,885
Celestica Inc. ....................    2,557        138,717(a)
CGI Group Inc. (Class A) ..........   10,641         42,555(a)
Datacraft Asia Ltd. ...............   30,040        141,789
Dimension Data Holdings PLC .......    1,679         11,348(a)
ECI Telecommunications Ltd. .......    9,107        127,356
Fujitsu Ltd. ......................   15,000        220,959
Getronics N.V. ....................    3,176         18,669
Murata Manufacturing Co. Ltd. .....    1,000        117,215
Samsung Electronics ...............      930        116,158
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  148,826        357,236
Telefonaktiebolaget LM Ericsson
   AB (Series B) ..................    1,339         15,250
TietoEnator Oyj ...................      315          8,962
Toshiba Corp. .....................   59,000        394,297
                                                  2,518,090

MATERIALS -- 1.0%
Bayer AG ..........................       99          5,194
Billiton PLC ......................   18,208         70,244
Corus Group PLC ...................   29,400         30,993(a)
CRH PLC ...........................    8,882        165,303
Industriforvaltnings AB
   Kinnevik (Series B) ............      582         11,160
Ispat International N.V.
   (Regd.) (Class A) ..............    3,540          7,965
Jefferson Smurfit Group PLC .......   60,364        117,792
Metallgesellschaft AG .............   21,090        245,959
Pohang Iron & Steel Co.
   Ltd. (POSCO) ...................    2,060        124,577
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR ....................    6,092         94,807
Rhodia S.A. .......................    2,967         45,969
Shin-Etsu Chemical Co. ............    6,000        230,931
Stora Enso Oyj ....................   10,536        124,656
                                                  1,275,550


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       Schedule of Investments December 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.0%

Cable & Wireless Optus Ltd. .......   32,016  $      66,261(a)
Cable & Wireless PLC ..............   24,616        332,379
GN Store Nord A/S .................    1,089         19,058
Hellenic Telecommunication
   Organization S.A. ADR ..........    2,522         18,284
Hellenic Telecommunication
   Organization S.A. GDR ..........    2,760         41,183
Koninklijke (Royal) KPN N.V. ......    5,755         66,252
Korea Telecom Corp. ADR ...........    3,384        104,904
Nippon Telegraph and Telephone
   Corp. (NTT) ....................       16        115,185
Telecom Italia S.p.A ..............      568          6,283
Telecomunicacoes Brasileiras
   S.A. ADR .......................      395         28,786
Telefonica S.A. ...................   21,011        347,236(a)
Telefonica S.A. ADR ...............      227         11,350(a)
Telefonos de Mexico S.A. de
   C.V. (TelMex) ADR ..............    1,741         78,563
                                                  1,235,724

UTILITIES -- 1.7%
Lyonnaise Des Eaux S.A. ...........      744        135,881
The Tokyo Electric Power Co. Inc. .    7,000        173,591
Veba AG ...........................      923         56,162
Vodafone Group PLC ADR ............  135,171        496,208
Vodafone Group PLC ADR (New) ......   38,964      1,395,398
                                                  2,257,240
TOTAL FOREIGN EQUITY
   (COST $20,494,194)                            20,598,601

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 31.9%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 5.7%
U.S. Treasury Bonds
   8.125%   08/15/19 ............ $2,555,000      3,302,746(h)
   6.125%   08/15/29 ............    603,000        655,859(h)
   6.25%    05/15/30 ............    680,000        758,622(h)
                                                  4,717,227
U.S. Treasury Notes
   5.75%    11/15/05 ............    600,000        619,596
   3.875%   01/15/09 ............  1,389,652      1,400,936(h)
   5.75%    08/15/10 ............    690,000        723,099
                                                  2,743,631
Total U.S. Treasuries
   (Cost $7,119,854)                              7,460,858

FEDERAL AGENCIES -- 3.3%
Federal Home Loan Mortgage Corp.
   6.22%    03/18/08 ............    215,000        210,599

Federal National Mortgage Assoc.
   5.125%   02/13/04 ............    265,000        261,025
   5.78%    05/05/04 ............    230,000        227,987
   7.00%    07/15/05 ............  1,805,000      1,894,402
   6.99%    07/09/07 ............     80,000         80,400
   5.64%    12/10/08 ............    255,000        250,520


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

   6.04%    02/25/09 ............ $  195,000   $    190,581
   7.25%    01/15/10 ............    610,000        662,423
   7.125%   01/15/30 ............    515,000        576,476
                                                  4,143,814
TOTAL FEDERAL AGENCIES
   (COST $4,265,915) ............                 4,354,413

AGENCY MORTGAGE BACKED -- 8.0%
Federal Home Loan Mortgage Corp.
   7.50%    11/01/09 ............    114,049        116,829
   7.50%    06/01/10 ............     73,469         75,260
   9.00%    10/01/25 ............     11,084         11,490
   6.00%    04/01/29 - 06/01/29 .    642,041        621,977
   6.50%    07/01/29 ............     47,692         47,065
   6.00%    01/01/30 ............    577,440        559,395
   7.00%    01/01/30 ............     32,831         32,902
   8.00%    01/01/30 ............     39,885         40,895
                                                  1,505,813
Federal National Mortgage Assoc.
   9.00%    06/01/09 ............    123,818        130,899
   7.50%    12/01/09 ............     54,947         56,251
   7.00%    08/01/13 ............     20,951         21,233
   5.50%    11/01/13 ............    113,372        110,361
   6.00%    02/01/14 - 08/01/14 .    106,856        105,531
   7.50%    02/01/14 ............     37,663         38,557
   5.50%    03/01/14 - 08/01/14 .    623,166        605,828
   6.50%    06/01/14 ............     22,531         22,524
   8.00%    11/01/14 ............     38,750         39,913
   7.50%    05/01/15 ............    191,852        195,929
   5.50%    08/01/15 ............     89,999         87,495
   9.00%    04/01/16 ............     65,480         67,641
   9.00%    12/01/17 ............     45,136         47,024
   9.00%    12/01/22 ............     52,774         55,659
   7.50%    12/01/23 ............    296,393        302,597
   6.00%    12/01/28 ............    249,227        241,359
   6.50%    01/01/29 - 10/01/29 .  1,035,689      1,021,583
   6.00%    10/01/29 ............    264,847        256,404
   7.50%    11/01/29 ............    158,127        160,448
   7.00%    12/01/29 ............    118,967         25,950(g)
   8.50%    04/01/30 - 11/01/30 .    818,690        843,505
   5.50%    TBA .................    253,000        245,964(c)
   6.00%    TBA .................  1,171,000      1,133,680(c)
   6.50%    TBA .................    909,000        908,718(c)
   7.00%    TBA .................    552,000        557,868(c)
                                                  7,282,921
Federal National Mortgage Assoc. STRIPS
   7.50%    11/01/23 ............    160,268         38,012(g)
   7.50%    04/01/27 ............    114,547         29,418(g)
   8.00%    11/01/29 ............     72,444         13,593(g)
   5.38%    05/01/30 ............     48,243         40,464(d,f)
                                                    121,487
Government National Mortgage Assoc.
   7.00%    03/15/12 ............    424,681        433,837
   9.00%    11/15/16 ............     93,560         98,705
   9.00%    01/15/17 - 11/15/17 .     82,743         87,292
   9.00%    12/15/21 ............     10,496         11,053
   7.50%    01/15/28 ............     77,053         78,474
   8.00%    03/15/30 - 06/15/30 .    755,676        786,058
                                                  1,495,419
TOTAL AGENCY MORTGAGE BACKED
   (COST $10,205,959) ...........                10,405,640


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
Federal Home Loan Mortgage Corp.
   5.985%   02/15/22 ............   $ 46,000   $     44,866
   7.75%    03/15/22 ............    188,312        194,415
   2.85%    10/15/23 ............     50,858         38,128(d,f)
   7.994%   02/15/24 ............     39,000         37,550(d)
   7.50%    07/15/27 ............     88,883         19,387(g)
   7.00%    01/15/28 ............     28,000          9,616(g)
   3.878%   02/15/28 ............     31,000         24,612(d)
   4.50%    04/01/29 ............    100,342         72,748(d,f)
   7.50%    06/15/29 - 07/15/29 .    190,319         39,199(g)
   4.92%    06/01/29 ............    819,323        577,111(d,f)
   6.50%    06/01/29 - 07/01/29 .    173,568        171,289
   6.00%    04/01/29 - 07/01/29 .    510,307        494,360
   2.358%   09/15/29 ............     86,079         64,895
   6.50%    03/01/30 ............      2,102          2,074
   4.268%   03/15/30 ............    127,380        105,788
   8.00%    06/01/30 - 07/01/30 .    130,539        133,842
   6.00%    TBA .................    551,000        533,781(c)
                                                  2,563,661
Federal Home Loan Mortgage Corp. STRIPS
   8.00%    02/01/23 ............     33,218          7,038(g)
   8.00%    07/01/24 ............     36,257          7,882(g)
   4.94%    08/01/27 ............     79,177         64,281(d,f)
   4.86%    04/01/28 ............    139,859        100,261(d,f)
                                                    179,462
Federal National Mortgage Assoc.
   7.00%    08/01/27 ............    183,203        183,718
   5.23%    10/25/29 ............     69,204         47,815(d,f)
   4.817%   11/25/29 ............     31,084         29,594
                                                    261,127
Federal National Mortgage Assoc. REMIC
   1,080.912%  03/25/22 .........        326          9,107(g)
   1,008.00%   05/25/22 .........         79          1,906(g)
   3.431%      12/18/29 .........     40,777         31,659
                                                     42,672
Federal National Mortgage Assoc. STRIPS
   8.00%    02/01/23 - 08/01/23 .    481,386        105,480(g)
   8.00%    07/01/24 ............    122,315         25,472(g)
   7.50%    07/01/27 ............    723,612        158,515(g)
   4.36%    05/01/28 ............    327,399        242,275(d,f)
   8.00%    11/01/29 ............     79,700         15,093(g)
                                                    546,835
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,498,913) ............                 3,593,757

ASSET BACKED -- 2.1%
American Express Credit Account
   Master Trust
   6.91%    03/15/05 ............     32,000         32,070(i)
American Express Master Trust
   6.86%    08/15/04 ............    376,000        376,586(i)
Citibank Credit Card
   Issuance Trust
   6.90%    10/17/07 ............     28,000         28,886
Discover Card Master Trust I
   6.82%    09/15/04 ............    410,000        410,254(i)
First USA Credit Card Master Trust
   6.868%   07/10/06 ............    300,000        300,375
Ford Credit Auto Owner Trust
   6.62%    11/15/02 ............     95,000         95,000

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18 ............  $  15,427   $     15,485
   6.97%    04/01/31 ............     44,000         44,522
MBNA Master Credit Card Trust
   6.94%    04/15/05 ............    107,000        107,301(i)
Mid State Trust
   7.54%    07/01/35 ............     11,287         10,853
People's Bank Credit Card
   7.00%    05/15/05 ............  1,300,000      1,303,731
West Penn Funding LLC
   6.81%    09/25/08 ............     33,000         33,748
TOTAL ASSET BACKED
   (COST $2,756,936) ............                 2,758,811

CORPORATE NOTES -- 7.8%
Abbey National Capital Trust I
   8.963%   12/29/49 ............     85,000         87,696(i)
Abbey National PLC
   6.70%    06/29/49 ............    105,000         95,184(i)
Aetna Services Inc.
   6.97%    08/15/36 ............    100,000        101,521
AFLAC Inc.
   6.50%    04/15/09 ............    110,000        106,828
Ahold Finance USA Inc.
   6.25%    05/01/09 ............     45,000         42,053
   8.25%    07/15/10 ............    190,000        202,073
Allstate Corp.
   7.20%    12/01/09 ............     65,000         67,088
Amerada Hess Corp.
   7.875%   10/01/29 ............    100,000        104,843
American Airlines Inc.
   9.71%    01/02/07 ............    204,258        220,440
   6.855%   04/15/09 ............     77,876         79,147
   10.18%   01/02/13 ............     25,000         26,934
Arvin Industries Inc.
   7.125%   03/15/09 ............     30,000         19,995
Associates Corp. of North America
   6.375%   10/15/02 ............    100,000        100,395
AT&T Corp.
   6.50%    03/15/29 ............    145,000        115,894
Axa
   8.60%    12/15/30 ............    150,000        154,377
Bank One Corp.
   6.40%    08/01/02 ............     70,000         70,119
Bellsouth Capital Funding
   7.875%   02/15/30 ............    100,000        103,112
Bellsouth Telecomm Inc.
   6.375%   06/01/28 ............     50,000         42,770
Boeing Capital Corp.
   7.10%    09/27/05 ............    105,000        109,524
Boston University
   7.625%   07/15/97 ............     80,000         78,102
Brascan Ltd.
   7.375%   10/01/02 ............     15,000         14,675
Bristol-Myers Squibb Co.
   6.875%   08/01/97 ............     75,000         73,531
British Telecommunications PLC
   8.125%   12/15/10 ............     95,000         96,041
CIT Group Inc.
   7.125%   10/15/04 ............     35,000         34,982
   7.625%   08/16/05 ............    100,000        101,687


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Citigroup Inc.
   7.45%    06/06/02 ............  $  85,000    $    86,568
   7.25%    10/01/10 ............    100,000        103,429
Clear Channel Communications Inc.
   7.25%    09/15/03 ............     90,000         91,152
   7.875%   06/15/05 ............    235,000        242,854
Coastal Corp.
   7.75%    06/15/10 ............     90,000         95,140
Coca-Cola Enterprises Inc.
   6.70%    10/15/36 ............     90,000         91,442
Corporacion Andina de Fomento
   6.75%    03/15/05 ............    130,000        127,815
CSC Holdings Inc.
   8.125%   07/15/09 ............     60,000         60,221
CSX Corp.
   6.25%    10/15/08 ............    105,000        100,503
DaimlerChrysler AG
   7.40%    01/20/05 ............     65,000         65,252
   8.00%    06/15/10 ............    100,000        100,571
Delphi Automotive Systems Corp.
   6.125%   05/01/04 ............     60,000         57,968
Delta Air Lines Inc.
   7.57%    11/18/10 ............    355,000        372,764
Deutsche Telekom AG
   7.75%    06/15/05 ............    520,000        530,487
   8.25%    06/15/30 ............    210,000        207,456
Duke Capital Corp.
   7.25%    10/01/04 ............    165,000        168,902
Duke Energy Corp.
   5.375%   01/01/09 ............    200,000        182,514
Federated Department Stores Inc.
   8.50%    06/01/10 ............     45,000         47,017
First Union Corp.
   7.55%    08/18/05 ............     70,000         72,188
Ford Motor Co.
   7.375%   10/28/09 ............     75,000         74,811
   7.45%    07/16/31 ............    150,000        138,832
Ford Motor Credit Co.
   7.50%    06/15/03 ............     50,000         51,157
   7.60%    08/01/05 ............    180,000        185,126
FPL Group Capital Inc.
   7.375%   06/01/09 ............    505,000        518,059
General Motors Acceptance Corp.
   5.75%    11/10/03 ............     20,000         19,602
   6.125%   01/22/08 ............     55,000         51,767
Georgia-Pacific Group
   9.95%    06/15/02 ............     25,000         25,546
Heritage Media Corp.
   8.75%    02/15/06 ............     40,000         38,800
Honeywell International Inc.
   6.875%   10/03/05 ............    110,000        113,516
Household Finance Corp.
   6.125%   07/15/12 ............     15,000         14,931(i)
Hydro-Quebec
   8.25%    04/15/26 ............    125,000        146,676
Kroger Co.
   7.375%   03/01/05 ............    140,000        143,944
LCI International Inc.
   7.25%    06/15/07 ............     70,000         69,947
Lehman Brothers Holdings Inc.
   7.50%    08/01/26 ............     45,000         45,953
Lenfest Communications Inc.
   8.375%   11/01/05 ............     50,000         53,528

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Lockheed Martin Corp.
   8.20%    12/01/09 ............  $  50,000   $     54,814
Marconi Corp. PLC
   8.375%   09/15/30 ............    250,000        227,632
MidAmerican Energy Co.
   7.375%   08/01/02 ............     70,000         70,242
Morgan Stanley Capital I
   7.125%   01/15/03 ............    100,000        101,793
   8.00%    06/15/10 ............    155,000        167,894
Nabisco Inc.
   6.125%   02/01/33 ............     30,000         29,446
National Rural Utilities
   Cooperative
   6.046%   04/15/03 ............     25,000         24,968
NB Capital Trust IV
   8.25%    04/15/27 ............    105,000         99,485
News America Holdings Inc.
   7.625%   11/30/28 ............     60,000         51,429
Noram Energy Corp.
   6.375%   11/01/03 ............     30,000         30,020(i)
Occidental Petroleum Corp.
   7.375%   11/15/08 ............     30,000         30,828
Ontario Province of Canada
   7.375%   01/27/03 ............    100,000        103,073
Pactiv Corp.
   8.375%   04/15/27 ............     70,000         56,715
Petroleos Mexicanos
   9.50%    09/15/27 ............     80,000         82,600
Phillips Petroleum Co.
   9.375%   02/15/11 ............    150,000        179,020
PP&L Capital Funding Inc.
   7.75%    04/15/05 ............     50,000         50,310
Procter & Gamble Co.
   9.36%    01/01/21 ............     55,000         68,356
Quebec Province of Canada
   7.50%    09/15/29 ............    100,000        106,720
Qwest Corp.
   5.625%   11/15/08 ............    100,000         89,758
Raytheon Co. (Class B)
   6.75%    08/15/07 ............    100,000         99,402
Royal Bank of Scotland
   Group PLC
   8.817%   03/31/49 ............     35,000         36,646
Southern California Edison Co.
   7.20%    11/03/03 ............     55,000         46,834
Stop & Shop Cos. Inc.
   9.75%    02/01/02 ............     20,000         20,627
Suntrust Bank Inc.
   6.00%    01/15/28 ............     15,000         14,257
Tele-Communications Inc.
   9.80%    02/01/12 ............     30,000         34,124
Telefonica Europe BV
   7.35%    09/15/05 ............    110,000        111,129
Textron Inc.
   6.375%   07/15/04 ............     85,000         83,526
The Walt Disney Co.
   5.62%    12/01/08 ............     40,000         36,954
Tosco Corp.
   7.625%   05/15/06 ............     20,000         21,039
Turner Broadcasting Systems Inc.
   8.375%   07/01/13 ............     35,000         38,315
UBS PFD Funding Trust I
   8.622%   10/29/49 ............    100,000        104,953


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Unilever Capital Corp.
   6.875%   11/01/05 ............  $  55,000  $      56,783
Union Carbide Corp.
   6.79%    06/01/25 ............    105,000        105,819
Union Oil Co.
   7.35% 06/15/09 ...............    100,000        104,057
Union Pacific Co. (Series A)
   8.02%    07/02/12 ............    152,166        159,248
United Air Lines Inc.
   7.73%    07/01/10 ............     40,000         41,825
   9.56%    10/19/18 ............     35,000         36,251
United Illuminating Co.
   6.25%    12/15/02 ............     10,000          9,949
US Airways Pass-Through Trust
   8.36%    07/20/20 ............    119,787        125,888
USA Networks Inc.
   6.75%    11/15/05 ............     55,000         55,075
Wal-Mart Stores Inc.
   6.875%   08/10/09 ............    395,000        412,214
Williams Cos. Inc.
   6.125%   02/15/12 ............     50,000         49,765
WorldCom Inc.
   6.40%    08/15/05 ............     35,000         33,696
   8.875%   01/15/06 ............     35,000         36,153
TOTAL CORPORATE NOTES
   (COST $10,127,381) ...........                10,245,081

NON-AGENCY MORTGAGE BACKED SECURITIES -- 0.3%
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 ............    205,000        203,240
First Union Lehman Brothers-
   Bank of America
   6.28%    06/18/07 ............    110,513        111,007
Nationslink Funding Corp.
   6.001%   11/20/07 ............     26,027         25,901
   6.476%   07/20/08 ............     89,000         89,736
TOTAL NON-AGENCY MORTGAGE
   BACKED SECURITIES
   (COST $435,648) ..............                   429,884

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
Bear Stearns Commercial
   Mortgage Securities
   6.80%    09/15/08 ............     80,365         82,230
   7.11%    09/15/09 ............    215,344        222,545
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08 ............    107,000        107,162
Headlands Mortgage Securities
   Inc. (Class A)
   6.65%    02/25/29 ............     97,789         93,602
J.P. Morgan Commercial Mortgage
   Finance Corp.
   7.107%   08/15/32 ............     38,362         39,549
LB Commercial Conduit
   Mortgage Trust
   6.41%    08/15/07 ............     74,929         75,612
   7.105%   07/15/08 ............    134,436        139,291
   6.78%    04/15/09 ............    485,000        494,700
Lehman Large Loan
   6.79%    06/12/04 ............     25,832         26,250

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Merrill Lynch Mortgage
   Investors Inc.
   6.50%    05/01/30 ............   $ 40,000  $      38,168
Morgan Stanley Capital I
   6.52%    01/15/08 ............     21,000         21,196
   6.54%    05/15/08 ............    135,000        137,018
   6.96%    07/15/08 ............    208,249        214,367
   6.21%    09/15/08 ............    159,000        158,131
   6.76%    11/15/08 ............     39,998         40,716
   7.11%    07/15/09 ............     80,000         82,975
   7.20%    09/15/10 ............     50,000         52,491
Norwest Integrated Structured
   Assets Inc. (Class A)
   6.50%    04/25/29 ............     57,193         56,782
   7.50%    03/25/30 ............     64,707         65,193
PNC Mortgage Acceptance Corp.
   7.05%    09/15/08 ............    190,601        196,974
Residential Asset
   Securitization Trust
   1.073%   08/25/30 ............    501,577         10,634(g)
Salomon Brothers Mortgage
   Securities Inc.
   7.00%    07/25/24 ............     80,731         75,713
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,375,048) ............                 2,431,299
TOTAL BONDS AND NOTES
   (COST $40,785,654) ...........                41,679,743

                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------
FOREIGN PREFERRED -- 0.2%

Fresenius Medical Care AG .......      1,132         54,211
Henkel KGaA .....................      4,059        264,130
TOTAL PREFERRED STOCK
   (COST $283,813) ..............                   318,341

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .....................         11          1,116(a)
Publicis SA-CVG, 03/07/02 .......        800          1,645(a)
Total Warrants
   (Cost $0) ....................                     2,761
Total Investments in Securities
   (Cost $104,906,935) ..........               120,596,497

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $10,991,692) ............ 10,991,692     10,991,692
OTHER ASSETS AND LIABILITIES,
   NET (0.7)% ...................                  (854,521)
                                               ------------

NET ASSETS-- 100% ...............              $130,733,668
                                               ============


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:
              Money Market Fund      90-Day T-Bill
12/90             10,000               10,000
12/91             10,529               10,554
12/92             10,847               10,925
12/93             11,102               11,259
12/94             11,517               11,751
12/95             12,196               12,416
12/96             12,856               13,055
12/97             13,551               13,734
12/98             14,264               14,405
12/99             14,977               15,101
12/00             15,912               16,011
Money Market Fund (ending value $15,912)
90-Day T-Bill (ending value $16,011)


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                ONE        FIVE          TEN
                               YEAR        YEAR         YEAR
--------------------------------------------------------------------------------
Money Market Fund             6.24%        5.46%       4.72%
--------------------------------------------------------------------------------
90 Day T-Bill                 6.04%        5.22%       4.82%
--------------------------------------------------------------------------------
Lipper peer group average*    5.99%        5.22%       4.75%
--------------------------------------------------------------------------------
Inception date               7/1/85
--------------------------------------------------------------------------------


                        FUND YIELD AT DECEMBER 31, 2000
--------------------------------------------------------------------------------
                               FUND        IBC MONEY FUND
  7 day current                 6.27%+          5.96%
  7 day effective               6.46%           6.14%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 per share, it is possible to lose money by investing in the Fund.



Q&A

ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE MONEY MARKET FUND (PLEASE REFER TO PAGE 34 FOR BOB'S BIOGRAPHICAL DETAILS AND A DISCUSSION OF THE FIXED INCOME MARKETS.)

Q. HOW DID THE MONEY MARKET FUND PERFORM VERSUS ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Money Market Fund posted a total return of 6.24% for the one-year period ended December 31, 2000 versus a return of 6.04% for the 90-day Treasury bill. The Lipper peer group, representing 107 Money Market annuity funds, posted an average return of 5.99% for the same period.

Q. WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Positive performance relative to the market and the Fund's peer group came primarily from opportunistic positioning of the Fund's average maturity throughout the year. As the economy grew and the Federal Reserve tightened in the first half, the average maturity was shortened to take advantage of increasing reinvestment yields. As the economy slowed later in the year and the market expectations increased for Federal reserve easing, the average maturity was lengthened to gain price performance from decreasing rates.



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 107, 89, AND 58 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT DECEMBER 31, 2000.



  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

                               MONEY MARKET FUND

MARKET VALUE OF $465,333 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Commercial Paper                 51.8%
Certificates of Deposit          27.4%
U.S. Governments                 20.8%


--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 93.1%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 19.4%

U.S. AGENCIES (D)

Federal Farm Credit Bank
   6.47%    04/16/01 .......... $  5,150,000   $  5,055,744

Federal Home Loan Bank
   6.48%    02/02/01 ..........    9,000,000      8,948,720
   6.61%    02/07/01 ..........    4,000,000      3,973,668
   6.47%    03/07/01 ..........    8,000,000      7,908,567
   6.52%    03/13/01 ..........    7,900,000      7,800,752
                                                 28,631,707
Federal Home Loan
   Mortgage Corp.
   6.50%    03/16/01 ..........    5,000,000      4,934,634
   6.22%    03/22/01 ..........   25,000,000     24,660,000
                                                 29,594,634
Federal National Mortgage Assoc.
   6.52%    03/29/01 ..........   17,750,000     17,477,611
   6.47%    04/12/01 ..........   16,370,000     16,081,579
                                                 33,559,190
TOTAL U.S. GOVERNMENTS
   (COST $96,841,275) .........                  96,841,275

COMMERCIAL PAPER -- 48.2%

Abbey National PLC
   6.52%    01/22/01 ..........   18,750,000     18,678,687
Associates Corp. of
   North America
   6.53%    01/16/01 ..........   18,750,000     18,698,984

--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
Banc One Financial Corp.
   6.56%    01/08/01 ..........  $19,420,000   $ 19,395,229
Bank of America Corp.
   6.52%    02/09/01 ..........   21,120,000     20,970,822
Bank of Nova Scotia
   6.491%   02/15/01 ..........   18,800,000     18,647,461
Chase Manhattan Corp.
   6.47%    02/28/01 ..........   17,750,000     17,564,976
Citibank Capital Markets
   6.51%    02/14/01 ..........   18,800,000     18,650,415
Deutsche Bank AG
   6.50%    01/30/01 ..........   12,000,000     11,937,167
   6.52%    01/30/01 ..........    7,350,000      7,311,396
Goldman Sachs Group LP
   6.45%    02/16/01 ..........   19,830,000     19,666,568
Merrill Lynch & Co. Inc.
   6.55%    01/16/01 ..........   14,210,000     14,171,218
Morgan Stanley Dean Witter
   6.50%    02/16/01 ..........   17,850,000     17,701,746
Wachovia Corp.
   6.47%    02/09/01 ..........   18,000,000     17,873,835
Wells Fargo & Co.
   6.52%    02/02/01 ..........   19,700,000     19,585,828
Total Commercial Paper
   (Cost $240,854,332)                          240,854,332

YANKEE CERTIFICATES OF DEPOSIT -- 25.5%

Bank of Montreal
   6.64%    01/05/01 ..........   18,000,000     18,000,000
Barclays US Funding Corp.
   6.50%    01/08/01 ..........   19,410,000     19,410,000
Bayerische Hypotheken Bank
   6.60%    01/08/01 ..........   19,710,000     19,710,000
Canadian Imperial Bank
   of Commerce
   6.53%    02/07/01 ..........   19,700,000     19,700,000
Dresdner Bank AG
   6.58%    01/26/01 ..........   18,000,000     17,917,750
Royal Bank of Canada
   6.60%    02/20/01 ..........   18,900,000     18,900,000
Toronto-Dominion Bank
   6.60%    02/15/01 ..........   14,000,000     14,000,000
Total Yankee Certificates of Deposit
   (Cost $127,637,750) ........                 127,637,750
Total Short-Term Investments
   (Cost $465,333,357) ........                 465,333,357
OTHER ASSETS AND LIABILITIES,
   NET 6.9% ...................                  34,227,521
                                               ------------
NET ASSETS-- 100% .............                $499,560,878
                                               ============


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

  Q&A                                               REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

DAVID A. SHAPIRO, OF SENECA CAPITAL MANAGEMENT (SENECA), THE FUND'S SUB-ADVISER, WITH TOTAL ASSETS UNDER MANAGEMENT OF OVER $13.6 BILLION AS OF DECEMBER 31, 2000, IS THE PORTFOLIO MANAGER OF THE REAL ESTATE SECURITIES FUND. DAVID JOINED SENECA IN 1995. IN 1992 DAVID BECAME A PRINCIPAL OF ASSET HOLDINGS GROUP
(HE HAS REMAINED A PRINCIPAL OF ASSET HOLDINGS GROUP). FROM 1982 TO 1992, HE WAS A MANAGING DIRECTOR OF THE ADCO GROUP, A REAL ESTATE DEVELOPMENT AND FINANCE COMPANY. DAVID RECEIVED A B.A. FROM COLUMBIA UNIVERSITY AND A J.D. FROM THE UNIVERSITY OF ARIZONA.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000?

A. The Real Estate Fund had a return of 32.54% for the one-year period ended December 31, 2000. During the same period, the Wilshire Real Estate Securities Index ("Wilshire RES") returned 30.74% and our peer group of 24 Real Estate annuity funds returned an average of 27.99%.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A. The Fund continued to outperform its benchmark by concentrating its holdings in high quality companies with an emphasis on the apartment, office/industrial and finance sectors. Core holdings continue to be Equity Residential Properties Trust, Equity Office Properties Trust, Essex Property Trust, and Freddie Mac.

Q. WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. Our strategy continues to be to own preeminent companies in the Real Estate and Finance sectors. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the Fund. Additionally, we look for reasonable valuations relative to the long term growth rates of the portfolio companies.

Q. WHAT DOMESTIC EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The rising volatility and downward direction of the broad market averages as represented by the NASDAQ and the Dow Jones Industrial Average make income and value stocks desirable holdings. We will continue to maintain a large cash position in order to take advantage of downward pricing pressure.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. With market volatility likely to continue through the first half of 2001, we are focusing our attention on companies with low multiples and reasonable growth rates. We will stick to our knitting and concentrate our holdings in the office, apartment, industrial and finance sectors.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            COMPARISON OF CHANGES IN
                         VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:
             Real Estate Securities Fund           Wilshire RES
5/1/95                 10,000                         10,000
12/95                  11,700                         11,404
12/96                  15,941                         15,609
12/97                  19,048                         18,699
12/98                  15,679                         15,441
12/99                  15,645                         14,949
12/00                  20,737                         19,543
Real Estate Securities Fund (ending value $20,737)
Wilshire RES (ending value $19,543)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                  ONE      FIVE       SINCE
                                 YEAR      YEAR     INCEPTION
--------------------------------------------------------------------------------
Real Estate Securities Fund     32.54%    12.13%     13.73%
--------------------------------------------------------------------------------
Wilshire RES                    30.74%    11.38%     12.53%
--------------------------------------------------------------------------------
Lipper peer group average*      27.99%    11.13%       N/A
--------------------------------------------------------------------------------
Inception date                  5/1/95
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

  A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
  Essex Property Trust Inc. .......................    4.58%
--------------------------------------------------------------------------------
  Starwood Hotels & Resorts Worldwide Inc. ........    4.33%
--------------------------------------------------------------------------------
  Equity Office Properties Trust ..................    4.19%
--------------------------------------------------------------------------------
  Equity Residential Properties Trust .............    4.16%
--------------------------------------------------------------------------------
  Simon Property Group Inc. .......................    3.90%
--------------------------------------------------------------------------------
  Post Properties Inc. ............................    3.86%
--------------------------------------------------------------------------------
  Freddie Mac .....................................    3.63%
--------------------------------------------------------------------------------
  Philip Morris Cos. Inc. .........................    3.63%
--------------------------------------------------------------------------------
  Mack-Cali Realty Corp. ..........................    3.33%
--------------------------------------------------------------------------------
  iStar Financial Inc. ............................    3.15%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
                            AS OF DECEMBER 31, 2000
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

MARKET VALUE OF $68,614 (IN THOUSANDS)

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:
Short Term & Other             29.8%
Apartments                     18.5%
Office/Industrial              18.2%
Financial                       9.6%
Regional Malls                  8.0%
Manufactured Home               6.3%
Hotel                           4.3%
Diversified                     4.0%
REOCs                           1.3%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 24 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     REAL ESTATE SECURITIES FUND
                                       SCHEDULE OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 68.6%
--------------------------------------------------------------------------------


APARTMENTS -- 17.2%

Archstone Communities Trust ......    80,597   $  2,075,373
Avalon Bay Communities Inc. ......    34,660      1,737,333
Equity Residential Properties
  Trust ..........................    51,600      2,854,125
Essex Property Trust Inc. ........    57,450      3,145,387
Post Properties Inc. .............    70,500      2,648,156
United Dominion Realty Trust Inc.     20,000        216,250
                                                 12,676,624

DIVERSIFIED -- 3.7%

Northstar Capital Investment Corp.   105,000      1,365,000(a,b,k)
Vornado Realty Trust .............    37,000      1,417,563
                                                  2,782,563

FINANCIAL -- 8.9%

Bayview Capital Corp. ............   262,800      1,642,500
First Union Corp. ................    10,000        278,125
Freddie Mac ......................    36,200      2,493,275
iStar Financial Inc. .............   109,810      2,161,885
                                                  6,575,785

HOTEL -- 4.0%

Starwood Hotels & Resorts
   Worldwide Inc. ................    84,200      2,968,050

MANUFACTURED HOME -- 5.8%

Chateau Communities Inc. .........    71,000      2,161,062
Manufactured Home
   Communities Inc. ..............    73,500      2,131,500
                                                  4,292,562

OFFICE/INDUSTRIAL -- 16.9%

Arden Realty Inc. ................    63,500      1,595,438
Bedford Property Investors Inc. ..    82,450      1,669,612
Duke Realty Investments Inc. .....    70,000      1,723,750
Equity Office Properties Trust ...    88,200      2,877,524
Mack-Cali Realty Corp. ...........    79,900      2,282,144
Reckson Associates Realty Corp. ..    67,000      1,679,187
Spieker Properties Inc. ..........    12,500        626,563
                                                 12,454,218

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

 REGIONAL MALLS -- 7.5%

General Growth Properties Inc. ...    36,800   $  1,331,700
Macerich Co. .....................    78,500      1,506,219
Simon Property Group Inc. ........   111,600      2,678,400
                                                  5,516,319

OTHER -- 3.4%

Philip Morris Cos. Inc. ..........    56,600      2,490,400

REAL ESTATE RELATED OPERATING COMPANIES -- 1.2%

Allied Riser Communications Corp.    359,500        730,234(a)
Glenborough Realty Trust Inc. ....    10,000        173,750
                                                    903,984
TOTAL COMMON STOCK
   (COST $47,793,509) ............               50,660,505

--------------------------------------------------------------------------------
PREFERRED STOCK -- 4.1%
--------------------------------------------------------------------------------
Glenborough Realty Trust Inc.
   (Series A) 7.75% ..............   120,050      2,025,843
Reckson Associates Realty Corp.
   (Series A) 7.625% .............    41,000        968,626
TOTAL PREFERRED STOCK
   (COST $3,292,074) .............                2,994,469
TOTAL INVESTMENTS IN SECURITIES
   (COST $51,085,583) ............               53,654,974


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.3%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
  (Cost $14,959,236) .............14,959,236     14,959,236
OTHER ASSETS AND LIABILITIES,
   NET 7.0% ......................                5,184,645
                                                -----------

NET ASSETS-- 100% ................              $73,798,855
                                                ===========


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                              NOTES TO PERFORMANCE DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding performance pages relating to the Funds' one year total return and top ten largest holdings is audited, all other information is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distribution, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GE Asset Management currently waives certain fees for the Money Market Fund and Premier Growth Equity Fund. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), S&P MidCap 400/BARRA Value, (S&P MidCap 400/BARRAValue), Russell 2000 Index (Russell 2000 Index), Russell 1000 Value Index (Russell 1000 Value), Lehman Brothers Aggregate Bond Index (LB Aggregate), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Wilshire Real Estate Securities Index (Wilshire RES), Salomon/Smith Barney World Government Bond Index (Salomon World
Bond), and JP Morgan Global Government Bond Index (JPM Global Bond) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P MidCap 400/BARRA Value is a capitalization-weighted index of all the stocks in the S&P MidCap 400 Composite Price Index of stocks that have low price-to-book ratios. The Russell 2000 Index and Russell 1000 Value are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S.equity market. The Russell 1000 Value measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. MSCI EAFE is a composite of 989 foreign securities traded in 20 developed markets representing Europe, Australasia, and the Far East. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The Salomon World Bond is an unhedged index comprised of government bonds from several countries including the U.S. The JP Morgan Global Bond is an unhedged index comprised of government bonds from several countries including the United States.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The Global Income Fund changed its benchmark index during the fiscal year-end December 31, 1999 from the JP Morgan Global Government Bond Index (JPM Global
Bond) which is an unhedged index comprised of government bonds from several countries including the U.S. to the Salomon Brothers World Government Bond Index ("JPM Global Bond Index") as the benchmark index for the Global Income Fund. With the establishment of the Euro, the JPM Global Bond Index was modified to become more significantly weighted in emerging markets, and as a result, is less suitable as a benchmark for the Global Income Fund as the Fund is not managed with such a significant weighting to emerging markets. The Salomon World Bond Index, with a less significant weighting to emerging markets, is a more appropriate benchmark.

The Mid-Cap Value Equity Fund changed its benchmark index during the year ended December 31, 2000 from the S&P 500 Index to the S&P MidCap 400/BARRA Value. The companies included in the S&P MidCap 400/BARRA Value better represent the equity investments of the Fund.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average of 1,514 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencement of investment operations through December 31, 2000 and therefore are calculated from the month end nearest to the Funds' commencement of operations date.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500, and S&P MidCap 400/BARRA Value are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the fund or any member of the public regarding the advisability of investing in the securities generally or in this fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                             NOTES TO SCHEDULES OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $671,219; $3,666,783; and $1,365,000 or, 1.29%, 4.49% and 1.85% of net
     assets for the International Equity, Income and Real Estate Securities Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.
(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(d)  Coupon amount represents effective yield.
(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and sub-adviser.
(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.
(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.
(h) At December 31, 2000, all or a portion of this security was pledged to cover collateral requirements for futures, forward foreign currency contracts and/or TBA's.
(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2000.
(j) At December 31, 2000, the security is in default. GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued. The cost of the security was $10,306 and represents 0.00% of net assets of the Income Fund.
(k) Security has been valued at fair-value determined in good faith under procedures adopted by the Board of Directors of the Funds.

Abbreviations:                                                    Currency Terms:
ADR       --     American Depositary Receipt                      AUD    --     Australian Dollar
CVO       --     Contingent Value Obligation                      CAD    --     Canadian Dollar
FDR       --     Finnish Depositary Receipt                       DEM    --     German Deutschemark
GDR       --     Global Depositary Receipt                        EUR    --     Euro
Regd.     --     Registered                                       GBP    --     British Pound
REIT      --     Real Estate Investment Trust                     GRD    --     Greek Drachma
REMIC     --     Real Estate Mortgage Investment Conduit          JPY    --     Japanese Yen
REOC      --     Real Estate Operating Companies                  SEK    --     Swedish Krona
SDR       --     Swedish Depositary Receipt                       USD    --     United States Dollar
SPDR      --     Standard & Poor's Depositary Receipt
STRIPS    --     Separate Trading of Registered
                    Interest and Principal of Security


                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------
                                                           U.S. EQUITY FUND
                                                       12/31/00          12/31/99         12/31/98         12/31/97(c)     12/31/96
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE .....................................         --                --               --               --         1/3/95
Net asset value, beginning of period ...............     $37.90            $33.50           $27.88           $21.11         $19.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................       0.26              0.22             0.28             0.24           0.34
   Net realized and unrealized
      gains (losses) on investments ................      (0.59)             6.30             6.23             6.54           3.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      (0.33)             6.52             6.51             6.78           4.24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................       0.26              0.22             0.28             0.00           0.35
   Net realized gains ..............................       1.75              1.90             0.61             0.01           2.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ................................       2.01              2.12             0.89             0.01           2.40
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................     $35.56            $37.90           $33.50           $27.88         $21.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ...................................    (0.59)%            19.61%           23.41%           32.13%         21.72%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........    $99,423           $72,794          $31,160          $23,917        $18,027
   Ratios to average net assets:
      Net investment income (loss) .................      0.79%             0.86%            0.95%            0.94%          1.80%
      Net expenses .................................      0.59%             0.61%            0.69%            0.80%          0.80%
      Gross expenses ...............................      0.59%             0.61%            0.69%            0.86%          0.88%
   Portfolio turnover rate .........................        40%               35%              41%              33%            35%

------------------------------------------------------------------------------------------------------------------------------------
                                                          S&P 500 INDEX FUND
                                                        12/31/00         12/31/99         12/31/98         12/31/97(B,C)   12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................         --                --               --               --         4/15/85
Net asset value, beginning of period ...............     $28.10            $23.71           $19.23           $15.14         $20.99
Income (loss) from investment operations:
   Net investment income (loss) ....................       0.22              0.20             0.21             0.23           0.78
   Net realized and unrealized
      gains (losses) on investments ................      (2.90)             4.68             5.20             4.36           4.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      (2.68)             4.88             5.41             4.59           5.14
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................       0.22              0.21             0.21             0.23           0.77
   Net realized gains ..............................       0.49              0.28             0.72             0.27          10.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................       0.71              0.49             0.93             0.50          10.99
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................     $24.71            $28.10           $23.71           $19.23         $15.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) ...................................    (9.43)%            20.61%           28.24%           30.33%         24.51%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $723,442          $652,144         $326,961         $164,294        $35,522
   Ratios to average net assets:
      Net investment income (loss). ................      0.87%             1.00%            1.20%            1.70%          1.91%
      Expenses .....................................      0.39%             0.39%            0.45%            0.46%          0.48%
   Portfolio turnover rate .........................         5%                3%              13%               6%            63%



-----------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

                                                      PREMIER GROWTH EQUITY FUND
                                                   12/31/00     12/31/99     12/31/98   12/31/97(d)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ....................................      --           --           --      12/12/97
Net asset value, beginning of period ..............  $88.65       $67.22       $51.48       $49.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................    0.10         0.08         0.25         0.03
   Net realized and unrealized
      gains (losses) on investments ...............   (5.03)       24.18        18.43         1.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....   (4.93)       24.26        18.68         1.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................    0.10         0.08         0.24         0.03
   Net realized gains .............................    4.94         2.75         2.70           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................    5.04         2.83         2.94         0.03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................  $78.68       $88.65       $67.22       $51.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) .................................. (5.23)%       36.26%       36.53%        3.46%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $90,704      $53,720      $19,879      $16,237
   Ratios to average net assets:
      Net investment income (loss)* ...............   0.15%        0.18%        0.41%        1.04%
      Net expenses* ...............................   0.67%        0.68%        0.82%        0.69%
      Gross expenses* .............................   0.68%        0.72%        0.82%        0.69%
   Portfolio turnover rate ........................     21%          27%          34%           3%

------------------------------------------------------------------------------------------------------------------------------------
                                                           VALUE EQUITY FUND
                                                12/31/00(g)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .................................... 4/28/00
Net asset value, beginning of period ..............  $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................    0.05
   Net realized and unrealized
      gains (losses) on investments ...............   (0.07)
-------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....   (0.02)
-------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................    0.05
   Net realized gains .............................      --
-------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.05
-------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $9.93
-------------------------------------------------------------
TOTAL RETURN (A) .................................. (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $10,182
Ratios to average net assets:
      Net investment income (loss)* ...............   0.71%
      Expenses* ...................................   0.84%
   Portfolio turnover rate ........................     28%


----------------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.



                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

                                                       MID-CAP VALUE EQUITY FUND
                                                12/31/00(H)    12/31/99     12/31/98    12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ...................................       --           --           --        5/1/97
Net asset value, beginning of period .............   $15.78       $13.57       $13.11        $10.00
Income (loss) from investment operations:
   Net investment income (loss) ..................     0.16         0.12         0.07          0.02
   Net realized and unrealized
      gains (losses) on investments ..............     1.11         2.21         0.79          3.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...     1.27         2.33         0.86          3.25
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................     0.16         0.12         0.07          0.02
   Net realized gains ............................     0.58           --         0.33          0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................     0.74         0.12         0.40          0.14
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................   $16.31       $15.78       $13.57        $13.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) .................................    8.29%       17.26%        6.69%        32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...... $117,586      $90,561      $53,643       $30,856
   Ratios to average net assets:
      Net investment income (loss)* ..............    1.05%        0.94%        0.59%         0.38%
      Expenses* ..................................    0.70%        0.71%        0.75%         0.69%
   Portfolio turnover rate .......................      95%          30%          14%           18%

------------------------------------------------------------------------------------------------------------------------------------
                                                      SMALL-CAP VALUE EQUITY FUND
                                                12/31/00(g)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ...................................  4/28/00
Net asset value, beginning of period .............   $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ..................     0.05
   Net realized and unrealized
      gains (losses) on investments ..............     1.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...     1.32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................     0.04
   Net realized gains ............................       --
   Return of capital .............................     0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................     0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................   $11.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) .................................   13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......  $11,393
  Ratios to average net assets:
      Net investment income (loss)* ..............    0.76%
      Expenses* ..................................    0.99%
   Portfolio turnover rate .......................     111%


----------------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.


                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND
                                                         12/31/00         12/31/99         12/31/98         12/31/97(C)    12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................        --               --               --               --         5/1/95
Net asset value, beginning of period ...............    $14.47           $11.89           $10.68           $10.83         $10.47
Income (loss) from investment operations:
   Net investment income (loss) ....................      0.09             0.06             0.08             0.02           0.03
   Net realized and unrealized
      gains (losses) on investments ................     (2.02)            3.50             1.77             1.10           1.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....     (1.93)            3.56             1.85             1.12           1.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.06             0.04             0.07             0.08           0.03
   Net realized gains ..............................      1.87             0.94             0.57             1.19           0.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      1.93             0.98             0.64             1.27           0.68
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $10.61           $14.47           $11.89           $10.68         $10.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ...................................  (12.72)%           30.33%           17.45%           10.17%          9.91%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $52,110          $52,540          $36,952          $31,931        $17,644
   Ratios to average net assets:
      Net investment income (loss) .................     0.72%            0.51%            0.65%            0.14%          0.23%
      Net expenses .................................     1.06%            1.08%            1.15%            1.34%          1.50%
      Gross expenses ...............................     1.06%            1.08%            1.15%            1.43%          1.56%
   Portfolio turnover rate .........................       49%              51%              60%             166%           150%
------------------------------------------------------------------------------------------------------------------------------------
                                                              INCOME FUND
                                                         12/31/00         12/31/99         12/31/98         12/31/97(C)    12/31/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................        --               --               --               --         1/3/95
Net asset value, beginning of period ...............    $11.51           $12.34           $12.11           $11.84         $12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.74             0.64             0.62             0.76           0.76
   Net realized and unrealized
      gains (losses) on investments ................      0.50            (0.81)            0.34             0.27          (0.43)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      1.24            (0.17)            0.96             1.03           0.33
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.76             0.64             0.62             0.76           0.76
   Net realized gains ..............................        --             0.02             0.11               --           0.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.76             0.66             0.73             0.76           1.02
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $11.99           $11.51           $12.34           $12.11         $11.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) ...................................    10.74%           (1.43)%           7.95%            9.00%          2.92%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $81,578          $68,434          $59,077          $45,555         $5,388
   Ratios to average net assets:
      Net investment income (loss) .................     6.40%            5.74%            5.54%            5.11%          6.37%
      Net expenses .................................     0.56%            0.57%            0.64%            0.59%          0.75%
      Gross expenses ...............................     0.56%            0.57%            0.64%            0.77%          1.03%
   Portfolio turnover rate .........................      234%             230%             217%             356%           222%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

                                                          GLOBAL INCOME FUND
                                                         12/31/00         12/31/99         12/31/98         12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ......................................        --               --               --           5/1/97
Net asset value, beginning of period ................     $9.59           $10.53            $9.85           $10.00
Income (loss) from investment operations:
   Net investment income (loss) .....................      0.40             0.45             0.44             0.35
   Net realized and unrealized
      gains (losses) on investments .................    (0.47)           (1.24)             0.87           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (0.07)           (0.79)             1.31             0.34
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................      0.01             0.14             0.61             0.45
   Net realized gains ...............................        --             0.01             0.02             0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      0.01             0.15             0.63             0.49
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................     $9.51            $9.59           $10.53            $9.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) ....................................   (0.69)%          (7.49)%           13.33%            3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........    $9,555           $9,175           $9,739           $5,851
   Ratios to average net assets:
      Net investment income (loss)* .................     4.51%            4.20%            4.73%            5.54%
      Expenses* .....................................     0.72%            0.74%            0.82%            0.84%
   Portfolio turnover rate ..........................      177%             130%              64%             119%

------------------------------------------------------------------------------------------------------------------------------------
                                                           TOTAL RETURN FUND
                                                         12/31/00         12/31/99         12/31/98         12/31/97(c)    12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ......................................        --               --               --               --          7/1/85
Net asset value, beginning of period ................    $15.86           $14.66           $13.21           $12.73         $15.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................      0.43             0.34             0.34             0.34           1.02
   Net realized and unrealized
      gains (losses) on investments .................      0.32             1.59             1.90             1.95           0.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      0.75             1.93             2.24             2.29           1.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................      0.44             0.33             0.34             0.34           1.02
   Net realized gains ...............................      0.66             0.40             0.45             1.47           3.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................      1.10             0.73             0.79             1.81           4.89
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................    $15.51           $15.86           $14.66           $13.21         $12.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) ....................................     4.94%           13.25%           17.10%           17.99%         10.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  $130,734         $109,913          $72,632          $50,007        $27,814
   Ratios to average net assets:
      Net investment income (loss) ..................     2.84%            2.50%            2.69%            2.56%          2.73%
      Expenses ......................................     0.54%            0.56%            0.63%            0.65%          0.60%
   Portfolio turnover rate ..........................      117%             105%             124%             135%           144%


----------------------
SEE NOTES TO FINANCIAL HIGHLIGHTS AND NOTES TO FINANCIAL STATEMENTS.


                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

                                                           MONEY MARKET FUND
                                                         12/31/00         12/31/99         12/31/98         12/31/97(C, E) 12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................        --               --               --               --          7/1/85
Net asset value, beginning of period ...............     $1.00            $1.00            $1.00            $1.00          $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.06             0.05             0.05             0.05           0.05
   Net realized and unrealized
      gains (losses) on investments ................      0.00(i)          0.00(i)          0.00(i)          0.00(i)         0.00(i)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      0.06             0.05             0.05             0.05           0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.06             0.05             0.05             0.05           0.05
   Net realized gains ..............................        --               --               --               --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.06             0.05             0.05             0.05           0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................     $1.00            $1.00            $1.00            $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) ...................................     6.24%            5.00%            5.26%            5.41%          5.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........  $499,561         $473,538         $239,547         $144,815       $113,263
   Ratios to average net assets:
      Net investment income (loss)..................     6.01%            4.96%            5.14%            5.17%          5.29%
      Net expenses .................................     0.32%            0.30%            0.37%            0.32%          0.15%
      Gross expenses ...............................     0.45%            0.49%            0.59%            0.48%          0.55%
------------------------------------------------------------------------------------------------------------------------------------
                                                      REAL ESTATE SECURITIES FUND
                                                         12/31/00       12/31/99        12/31/98         12/31/97(c)    12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .....................................        --               --               --               --         5/1/95
Net asset value, beginning of period ...............    $10.87           $11.59           $15.28           $14.11         $11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ....................      0.56             0.77             0.73             0.74           0.64
   Net realized and unrealized
      gains (losses) on investments ................      2.96            (0.82)           (3.46)            2.01           3.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      3.52            (0.05)           (2.73)            2.75           4.00
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................      0.52             0.64             0.50             0.53           0.65
   Net realized gains ..............................      0.05             0.03             0.46             1.05           0.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................      0.57             0.67             0.96             1.58           0.94
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $13.82           $10.87           $11.59           $15.28         $14.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a) ...................................    32.54%          (0.22)%         (17.68)%           19.49%         36.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $73,799          $41,842          $47,756          $48,887        $24,533
   Ratios to average net assets:
      Net investment income (loss) .................     5.62%            6.21%            5.43%            4.83%          5.90%
      Expenses .....................................     0.92%            0.94%            0.99%            0.95%          1.07%
   Portfolio turnover rate .........................       56%              16%              29%              58%            30%


-----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   Notes to Financial Highlights

--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) As of May 1, 1997, the fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) GEAM assumed management responsibilities for the Funds effective May 1, 1997. See Note 5 in the Notes to Financial Statements for further information.

(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.

(e) Effective May 5, 1997, the Fund began maintaining a constant net asset value per share of $1.00. Per share information prior to January 1, 1997 has been restated to reflect the 10.41 to 1 stock split.

(f) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.

(g) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

(h) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

(i) Less than $0.01 per share.

* Annualized for periods less than one year.

  STATEMENTS OF ASSETS
  AND LIABILITIES December 31, 2000

                                                                                                     PREMIER
                                                                      U.S.           S&P 500         GROWTH           VALUE
                                                                     EQUITY           INDEX          EQUITY          EQUITY
                                                                      FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $88,813,813;
       $640,120,308; $82,687,501; $9,603,074; $91,663,800;
       $9,786,092; $49,975,201; $73,483,402; $8,272,816;
       $104,906,935; $0 and $51,085,583, respectively) ..........  $93,809,534    $707,959,964     $85,803,312      $9,830,691
   Short-term investments (at amortized cost) ...................    5,629,374      17,346,451       5,135,131         398,162
   Foreign currency (cost $0; $0; $0; $0; $0 $0; $82,955;
       $0; $35,638; $39,093; $0; and $0, respectively) ..........           --              --              --              --
   Receivable for investments sold ..............................      141,774              --              --          22,265
   Income receivables ...........................................       98,289         684,305          64,502          10,916
   Receivable for fund shares sold ..............................      222,539          10,103           8,324              --
   Receivable for total return swaps                                        --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS .............................................   99,901,510     726,000,823      91,011,269      10,262,034
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ........................        1,303              --              --              --
   Payable for investments purchased ............................      396,317       1,312,323         231,335          72,653
   Payable for fund shares redeemed .............................        1,000         758,640           2,268              --
   Payable to GEAM ..............................................       48,064         242,096          51,160           7,070
   Variation margin payable .....................................       31,850         245,700          22,750              --
   Unrealized depreciation on forward foreign
       currency contracts .......................................           --              --              --              --
   Payable to custodian .........................................           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ........................................      478,534       2,558,759         307,513          79,723
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................  $99,422,976    $723,442,064     $90,703,756     $10,182,311
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ..............................................  $94,763,628    $656,221,699     $86,492,766     $10,245,899
   Undistributed (distributions in excess of)
       net investment income ....................................       11,079         172,244           4,852           1,005
   Accumulated net realized gain (loss) .........................     (264,372)       (400,935)      1,137,952        (292,212)
   Net unrealized appreciation / (depreciation) on:
       Investments ..............................................    4,995,721      67,839,656       3,115,811         227,617
       Futures ..................................................      (83,080)       (390,600)        (47,625)             --
       Foreign currency related transactions ....................           --              --              --               2
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................  $99,422,976    $723,442,064     $90,703,756     $10,182,311
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.01 par value)                                  2,795,733      29,274,552       1,152,858       1,025,290
Net asset value, offering and redemption price per share ........  $     35.56    $      24.71     $     78.68     $      9.93

-------------
See Notes to Financial Statements.



       MID-CAP          SMALL-CAP      INTERNATIONAL                      GLOBAL          TOTAL           MONEY         REAL ESTATE
    VALUE EQUITY      VALUE EQUITY        EQUITY           INCOME         INCOME         RETURN           MARKET        SECURITIES
        FUND              FUND             FUND             FUND           FUND           FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------




     $107,370,442      $11,147,847      $49,087,075      $74,707,942  $ 8,215,847    $120,596,497      $         --      $53,654,974
       10,024,688          147,039        3,314,153        8,576,758    1,121,293      10,991,692       465,333,357       14,959,236

               --               --           84,406               --       36,306          39,126                --               --
               --          208,086               --        5,894,627           --       3,288,597                --               --
          151,856           10,649          117,715        1,030,231      183,430         704,353           687,558          490,778
          139,921           26,250            3,198          146,845        5,335          60,579        35,001,345        4,744,094
               --               --               --           43,277           --          22,966                --               --
------------------------------------------------------------------------------------------------------------------------------------
      117,686,907       11,539,871       52,606,547       90,399,680    9,562,211     135,703,810       501,022,260       73,849,082
------------------------------------------------------------------------------------------------------------------------------------

               --               --               --               --           --              --           479,703               --
               --          138,305          359,698        8,762,722           --       4,904,738                --               --
            5,141               --            1,324            3,268           --              --                --               --
           66,075            8,776          136,015           55,368        3,010          65,404           151,207           50,227
           30,150               --               --               --           --              --                --               --

               --               --               --               --        4,211              --                --               --
               --               --               --               --           --              --           830,472               --
------------------------------------------------------------------------------------------------------------------------------------
          101,366          147,081          497,037        8,821,358        7,221       4,970,142         1,461,382           50,227
------------------------------------------------------------------------------------------------------------------------------------
     $117,585,541      $11,392,790      $52,109,510      $81,578,322  $ 9,554,990    $130,733,668      $499,560,878      $73,798,855
------------------------------------------------------------------------------------------------------------------------------------

     $101,799,062      $10,099,574      $53,197,975      $82,792,784  $10,109,933    $114,994,328      $499,551,155      $70,202,628

               --               --           29,193           61,748     (133,670)         13,465                --          152,686
          (19,363)         (68,539)        (229,299)      (2,500,750)    (365,382)         35,738             9,723          874,150

       15,706,642        1,361,755         (888,126)       1,224,540      (56,969)     15,689,562                --        2,569,391
           99,200               --               --               --           --              --                --               --
               --               --             (233)              --        1,078             575                --               --
------------------------------------------------------------------------------------------------------------------------------------
     $117,585,541      $11,392,790      $52,109,510      $81,578,322  $ 9,554,990    $130,733,668      $499,560,878      $73,798,855
------------------------------------------------------------------------------------------------------------------------------------
        7,209,242        1,010,773        4,909,563        6,801,045    1,004,345       8,426,974       499,550,172        5,338,500
     $      16.31      $     11.27      $     10.61      $     11.99  $      9.51    $      15.51      $       1.00           $13.82


-------------
See Notes to Financial Statements.

  STATEMENTS OF OPERATIONS
  For the period ended December 31, 2000

                                                                                                      PREMIER
                                                                       U.S.          S&P 500          GROWTH            VALUE
                                                                      EQUITY          INDEX           EQUITY           EQUITY
                                                                       FUND           FUND             FUND             FUND*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividends ................................................   $   966,702    $  8,043,621     $   349,974        $ 88,425
      Interest .................................................       240,754         992,247         293,110          16,348
      Less: Foreign taxes withheld .............................        (4,509)        (37,790)         (1,330)           (497)
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ...............................................     1,202,947       8,998,078         641,754         104,276
------------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees .........................       480,279       2,505,328         513,070          43,753
      Transfer agent fees ......................................         8,923           8,842           4,688           7,999
      Trustees' fees ...........................................         1,306          13,364             785             196
      Custody and accounting expenses ..........................        13,052         133,665           7,846           2,649
      Professional fees ........................................        10,247         105,165           6,182           1,693
      Other expenses ...........................................           654           8,367             391             100
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER ...............................       514,461       2,774,731         532,962          56,390
      Less: Expenses waived or borne by
         the adviser ...........................................            --              --          (6,144)             --
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses .............................................       514,461       2,774,731         526,818          56,390
------------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) ...............................       688,486       6,223,347         114,936          47,886
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Realized gain (loss) on:
         Investments ...........................................     3,917,083      12,167,315       6,138,334        (292,212)
         Futures ...............................................      (258,591)     (2,025,102)       (343,648)             --
         Written options .......................................            --              --              --              --
         Foreign currency transactions .........................             2              --              --              (2)
         Swaps .................................................            --              --              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         DEPRECIATION ON:
         Investments ...........................................    (4,647,619)    (87,198,282)    (10,328,262)        227,617
         Futures ...............................................      (171,510)       (700,388)        (54,363)             --
         Foreign currency transactions .........................            (6)             --              --               2
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         (loss) on investments .................................    (1,160,641)    (77,756,457)     (4,587,939)        (64,595)
------------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................................   $  (472,155)   $(71,533,110)    $(4,473,003)       $(16,709)
------------------------------------------------------------------------------------------------------------------------------------


* For the period April 28, 2000 (inception) through December 31, 2000.

                                       68



      MID-CAP         SMALL-CAP      INTERNATIONAL                    GLOBAL            TOTAL         MONEY         REAL ESTATE
   VALUE EQUITY     VALUE EQUITY        EQUITY         INCOME         INCOME           RETURN         MARKET        SECURITIES
       FUND             FUND*            FUND           FUND           FUND             FUND           FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------


     $1,233,913      $   73,122     $   888,056      $   12,534     $        --     $   735,575     $        --     $ 2,827,382
        544,449          44,067         195,421       5,064,300         452,937       3,336,753      29,090,614         592,583
         (8,140)             --        (123,076)             --              --         (44,900)             --              --
-------------------------------------------------------------------------------------------------------------------------------
      1,770,222         117,189         960,401       5,076,834         452,937       4,027,428      29,090,614       3,419,965
-------------------------------------------------------------------------------------------------------------------------------

        659,933          53,659         540,798         364,533          51,904         585,430       1,868,374         445,106
          8,850           7,999           8,829           8,883           4,887           8,768           8,965           8,995
          2,042             196           1,177           1,808             291           2,550           9,493           1,279
         20,417           2,648          11,790          18,097           2,906          25,507          94,940          12,798
         16,167           1,693           9,570          14,772           2,383          20,389          75,234          10,609
          1,021             101             587             903             148           1,275           6,432             633
-------------------------------------------------------------------------------------------------------------------------------
        708,430          66,296         572,751         408,996          62,519         643,919       2,063,438         479,420

             --              --              --              --              --              --        (574,016)             --
-------------------------------------------------------------------------------------------------------------------------------
        708,430          66,296         572,751         408,996          62,519         643,919       1,489,422         479,420
-------------------------------------------------------------------------------------------------------------------------------
      1,061,792          50,893         387,650       4,667,838         390,418       3,383,509      27,601,192       2,940,545
-------------------------------------------------------------------------------------------------------------------------------



      6,864,033         (80,697)      7,055,626      (1,053,377)       (869,901)      5,070,737           9,723       4,247,182
             --              --              --         (19,304)             --         (10,907)             --              --
             --           3,310              --              --              --              --              --              --
             --              --         (63,762)             --         (92,061)        (24,759)             --              --
             --              --              --         148,495              --          78,396              --              --


      1,522,226       1,361,755     (14,204,007)      3,882,578         494,187      (2,643,666)             --       7,552,234
         99,200              --              --              --              --              --              --              --
             --              --           1,274              --           4,856             842              --              --
-------------------------------------------------------------------------------------------------------------------------------

      8,485,459       1,284,368      (7,210,869)      2,958,392        (462,919)      2,470,643           9,723      11,799,416
-------------------------------------------------------------------------------------------------------------------------------

     $9,547,251      $1,335,261     $(6,823,219)     $7,626,230     $   (72,501)    $ 5,854,152     $27,610,915     $14,739,961
-------------------------------------------------------------------------------------------------------------------------------


-------------
See Notes to Financial Statements.

  STATEMENTS OF
  CHANGES IN NET ASSETS


                                                                    U.S.                                     S&P 500
                                                                   EQUITY                                     INDEX
                                                                    FUND                                      FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED          YEAR ENDED             YEAR ENDED        YEAR ENDED
                                                      DECEMBER 31,        DECEMBER 31,           DECEMBER 31,      DECEMBER 31,
                                                          2000                1999                   2000              1999
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income (loss) ..................  $   688,486         $   388,738           $  6,223,347       $  4,643,245
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ......................    3,658,494           3,901,263             10,142,213          7,351,566
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options and foreign
       currency translations .......................   (4,819,135)          4,420,467            (87,898,670)        80,081,969
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .......     (472,155)          8,710,468            (71,533,110)        92,076,780
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .........................     (680,205)           (386,970)            (6,140,043)        (4,651,139)
     Net realized gains ............................   (4,588,403)         (3,387,932)           (14,046,852)        (6,315,161)
     Return of capital .............................           --                  --                     --                 --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .............................   (5,268,608)         (3,774,902)           (20,186,895)       (10,966,300)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ..................   (5,740,763)          4,935,566            (91,720,005)        81,110,480
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..................   88,195,684          69,442,665            165,724,559        256,122,069
     Value of distributions reinvested .............    5,268,592           3,774,914             20,187,066         10,966,268
     Cost of shares redeemed .......................  (61,094,943)        (36,518,796)           (22,893,965)       (23,015,645)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions ..........................   32,369,333          36,698,783            163,017,660        244,072,692
   TOTAL INCREASE (DECREASE) IN NET ASSETS .........   26,628,570          41,634,349             71,297,655        325,183,172
NET ASSETS
   Beginning of period .............................   72,794,406          31,160,057            652,144,409        326,961,237
------------------------------------------------------------------------------------------------------------------------------------
   End of period ...................................  $99,422,976         $72,794,406           $723,442,064       $652,144,409
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ............  $    11,079         $     2,796           $    172,244       $     90,656
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription ...................    2,301,658           1,887,297              6,047,145          9,903,580
     Shares issued for distributions reinvested ....      156,292             102,246                852,854            399,355
     Shares redeemed ...............................   (1,582,663)           (999,235)              (835,145)          (884,811)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares ........      875,287             990,308              6,064,854          9,418,124
------------------------------------------------------------------------------------------------------------------------------------


* For the period April 28, 2000 (inception) through December 31, 2000.

--------------
See Notes to Financial Statements.
                                       70


                PREMIER
                GROWTH                           VALUE                          MID-CAP                         SMALL-CAP
                EQUITY                          EQUITY                       VALUE EQUITY                     VALUE EQUITY
                 FUND                            FUND                            FUND                             FUND
--------------------------------------------------------------------------------------------------------------------------
     YEAR ENDED         YEAR ENDED            PERIOD ENDED          YEAR ENDED            YEAR ENDED          PERIOD ENDED
    DECEMBER 31,       DECEMBER 31,           DECEMBER 31,         DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
        2000               1999                   2000*                2000                  1999                 2000*
--------------------------------------------------------------------------------------------------------------------------


    $   114,936        $    48,011            $    47,886          $  1,061,792          $   667,962          $    50,893


      5,794,686          1,851,640               (292,214)            6,864,033               78,589              (77,387)



    (10,382,625)         8,595,884                227,619             1,621,426            8,765,537            1,361,755
--------------------------------------------------------------------------------------------------------------------------
     (4,473,003)        10,495,535                (16,709)            9,547,251            9,512,088            1,335,261
--------------------------------------------------------------------------------------------------------------------------

       (112,786)           (45,451)               (46,879)           (1,066,076)            (671,000)             (42,045)
     (5,332,912)        (1,563,524)                    --            (4,008,537)                  --                   --
             --                 --                     --                    --                   --               (9,005)
--------------------------------------------------------------------------------------------------------------------------
     (5,445,698)        (1,608,975)               (46,879)           (5,074,613)            (671,000)             (51,050)
--------------------------------------------------------------------------------------------------------------------------

     (9,918,701)         8,886,560                (63,588)            4,472,638            8,841,088            1,284,211
--------------------------------------------------------------------------------------------------------------------------

     72,724,970         57,605,631             20,556,611            39,929,941           45,973,145           41,089,863
      5,445,702          1,608,975                 46,881             5,074,554              671,028               51,048
    (31,267,936)       (34,260,818)           (10,357,593)          (22,452,645)         (18,566,825)         (31,032,332)
--------------------------------------------------------------------------------------------------------------------------

     46,902,736         24,953,788             10,245,899            22,551,850           28,077,348           10,108,579
     36,984,035         33,840,348             10,182,311            27,024,488           36,918,436           11,392,790

     53,719,721         19,879,373                     --            90,561,053           53,642,617                   --
--------------------------------------------------------------------------------------------------------------------------
    $90,703,756        $53,719,721            $10,182,311          $117,585,541          $90,561,053          $11,392,790
--------------------------------------------------------------------------------------------------------------------------

    $     4,852        $     2,702            $     1,005          $         --          $     2,391          $        --
--------------------------------------------------------------------------------------------------------------------------

        825,076            724,088              2,021,092             2,530,891            2,935,544            3,991,785
         73,136             18,918                  4,977               331,454               43,944                4,966
       (351,355)          (432,720)            (1,000,779)           (1,390,384)          (1,195,638)          (2,985,978)
--------------------------------------------------------------------------------------------------------------------------
        546,857            310,286              1,025,290             1,471,961            1,783,850            1,010,773
--------------------------------------------------------------------------------------------------------------------------

--------------
See Notes to Financial Statements.
                                       71

 STATEMENTS OF
  CHANGES IN NET ASSETS
                                                                         INTERNATIONAL
                                                                            EQUITY                            INCOME
                                                                             FUND                              FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                     2000            1999             2000             1999
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ...........................    $   387,650      $   208,711     $ 4,667,838       $ 3,622,668
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps ...............................      6,991,864        3,196,692        (924,186)       (1,414,453)
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options and foreign
       currency translations ................................    (14,202,733)       8,678,363       3,882,578        (3,073,801)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................     (6,823,219)      12,083,766       7,626,230          (865,586)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................       (265,910)        (115,235)     (4,797,135)       (3,580,000)
     Net realized gains .....................................     (7,717,553)      (3,101,702)             --           (95,615)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................     (7,983,463)      (3,216,937)     (4,797,135)       (3,675,615)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ...........................    (14,806,682)       8,866,829       2,829,095        (4,541,201)
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................    101,567,278      127,926,320      16,474,687        17,529,047
     Value of distributions reinvested ......................      7,983,489        3,216,971       4,797,123         3,675,610
     Cost of shares redeemed ................................    (95,174,999)    (124,421,937)    (10,956,144)       (7,306,440)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........     14,375,768        6,721,354      10,315,666        13,898,217
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       (430,914)      15,588,183      13,144,761         9,357,016

NET ASSETS
   Beginning of period ......................................     52,540,424       36,952,241      68,433,561        59,076,545
------------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................    $52,109,510      $52,540,424     $81,578,322       $68,433,561
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .....................    $    29,193      $   (24,723)    $    61,748       $    43,086
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold by subscription ............................      7,264,273        9,842,144       1,371,461         1,438,618
     Shares issued for distributions reinvested .............        783,463          232,777         400,094           319,619
     Shares redeemed ........................................     (6,769,515)      (9,552,582)       (915,723)         (600,378)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .................      1,278,221          522,339         855,832         1,157,859
------------------------------------------------------------------------------------------------------------------------------------

------------
See Notes to Financial Statements.


              GLOBAL                          TOTAL                            MONEY                          REAL ESTATE
              INCOME                         RETURN                            MARKET                         SECURITIES
               FUND                           FUND                              FUND                             FUND
-----------------------------------------------------------------------------------------------------------------------------------
   YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
  DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
      2000             1999            2000            1999            2000              1999             2000           1999
-----------------------------------------------------------------------------------------------------------------------------------


    $  390,418     $     430,171  $  3,383,509    $  2,219,978    $   27,601,192   $    16,520,953    $  2,940,545    $  2,772,549


      (961,962)        (418,011)     5,113,467       2,348,357             9,723               802       4,247,182      (4,590,447)



       499,043         (951,089)    (2,642,824)      7,060,838                --                --       7,552,234       1,644,238
-----------------------------------------------------------------------------------------------------------------------------------
       (72,501)        (938,929)     5,854,152      11,629,173        27,610,915        16,521,755      14,739,961        (173,660)
-----------------------------------------------------------------------------------------------------------------------------------

       (13,007)        (135,500)    (3,417,291)     (2,180,949)      (27,601,192)      (16,522,500)     (2,450,000)     (2,301,797)
            --          (10,406)    (5,180,149)     (2,611,543)               --                --        (256,466)       (123,947)
-----------------------------------------------------------------------------------------------------------------------------------
       (13,007)        (145,906)    (8,597,440)     (4,792,492)      (27,601,192)      (16,522,500)     (2,706,466)     (2,425,744)
-----------------------------------------------------------------------------------------------------------------------------------

       (85,508)      (1,084,835)    (2,743,288)      6,836,681             9,723              (745)     12,033,495      (2,599,404)
-----------------------------------------------------------------------------------------------------------------------------------

     3,844,347       13,298,990     19,945,431      29,111,710     1,531,232,462     1,453,542,485     107,738,922      20,186,725
        13,057          145,917      8,597,428       4,792,547        27,474,588        16,284,251       2,706,480       2,425,738
    (3,392,085)     (12,923,621)    (4,979,197)     (3,459,594)   (1,532,694,096)   (1,235,834,659)    (90,522,126)    (25,926,947)
-----------------------------------------------------------------------------------------------------------------------------------
       465,319          521,286     23,563,662      30,444,663        26,012,954       233,992,077      19,923,276      (3,314,484)
       379,811         (563,549)    20,820,374      37,281,344        26,022,677       233,991,332      31,956,771      (5,913,888)


     9,175,179        9,738,728    109,913,294      72,631,950       473,538,201       239,546,869      41,842,084      47,755,972
-----------------------------------------------------------------------------------------------------------------------------------
    $9,554,990     $  9,175,179   $130,733,668    $109,913,294    $  499,560,878   $   473,538,201    $ 73,798,855    $ 41,842,084
-----------------------------------------------------------------------------------------------------------------------------------

    $ (133,670)    $   (111,477)  $     13,465    $     (5,126)   $           --   $            --    $    152,686    $    713,466
-----------------------------------------------------------------------------------------------------------------------------------

       407,714        1,323,083      1,234,287       1,891,840     1,531,232,462     1,453,542,485       8,038,710       1,607,251
         1,385           15,216        572,780         308,798        27,474,588        16,284,251         199,299         231,243
      (361,815)      (1,306,508)      (310,708)       (225,801)   (1,532,694,096)   (1,235,834,659)     (6,748,697)     (2,108,849)
-----------------------------------------------------------------------------------------------------------------------------------
        47,284           31,791      1,496,359       1,974,837        26,012,954       233,992,077       1,489,312        (270,355)
-----------------------------------------------------------------------------------------------------------------------------------


------------
See Notes to Financial Statements.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE FUNDS
GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund (formerly Value Equity Fund), Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act governing money market funds. To effect this change the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM") (formerly, GE Investment Management Incorporated), the investment adviser and administrator of each Fund.

As of December 31, 2000, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2. SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:


SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


SECURITY LENDING
Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


FUTURES CONTRACTS
Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.


OPTIONS
Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.


SWAP CONTRACTS
Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


INVESTMENTS IN FOREIGN MARKETS
Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 2000, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                               AMOUNT            EXPIRES
------------------------------------------------------------
Income Fund                    $1,081,086             2007
                                1,398,291             2008
Small-Cap Value Equity Fund        37,680             2008
Value Equity Fund                 154,171             2008
Global Income Fund                 63,605             2007
                                  288,507             2008

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2000 as follows:

FUND                             CURRENCY            CAPITAL
-------------------------------------------------------------
S&P 500 Index Fund              $     --            $372,918
Value Equity Fund                     --             132,053
International Equity Fund          3,766                  --
Income Fund                           --              15,509
Global Income Fund                73,771              11,344
Total Return Fund                    335                  --

DISTRIBUTIONS TO SHAREHOLDERS
The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method. Premiums on taxable bonds are not amortized.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Funds have estimated that the initial adjustments required upon adoption of premium and discount amortization will increase (decrease) the recorded cost of its investments (but not their market value).

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

The following table indicates those estimates had this principle been in effect during the fiscal year ended December 31, 2000:

                                    INCREASE/      INCREASE/
                                   (DECREASE)     (DECREASE)
                     INCREASE/       IN NET         IN NET
                    (DECREASE)     INVESTMENT     INVESTMENT
                    IN COST OF       INCOME      INCOME AS A %
FUND                INVESTMENTS    PER SHARE*    OF NET ASSETS
---------------------------------------------------------------
Income Fund         $(54,621)          $(0.01)         (0.08)
Global Income Fund   (11,359)           (0.02)         (0.13)
Total Return Fund    (31,955)           (0.00)**       (0.03)

* THE INCREASE/(DECREASE) IN NET INVESTMENT INCOME PER SHARE WILL BE OFFSET BY A CORRESPONDING (DECREASE)/INCREASE IN REALIZED AND UNREALIZED GAIN/LOSS PER SHARE.
**LESS THAN $0.01 PER SHARE.


EXPENSES
Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. GEAM voluntarily limited expenses for the Premier Growth Equity Fund for the period May 1, 1999 through April 30, 2000. This limitation was discontinued effective May 1, 2000.


3.   SECURITY LENDING
At December 31, 2000, none of the Funds participated in securities lending.


4. LINE OF CREDIT
Effective December 2000, the Company shares a revolving credit facility of up to $50,000,000, with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Company during the period ended December 31, 2000.



5. FEES AND COMPENSATION
   PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES
GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                           Annualized based on average daily net assets
                                  Average Daily            Advisory and
                                Net Assets of Fund      Administration Fees
---------------------------------------------------------------------------

U.S Equity Fund                    All net assets           .55%
S&P 500 Index Fund                 All net assets           .35%
Premier Growth Equity Fund         All net assets           .65%
Value Equity Fund                  All net assets           .65%
Mid-Cap Value Equity Fund          All net assets           .65%
Small-Cap Value Equity Fund        All net assets           .80%
International Equity Fund        First $100 million        1.00%
                                 Next $100 million          .95%
                                 Over $200 million          .90%
Income Fund                        All net assets           .50%
Global Income Fund                 All net assets           .60%
Total Return Fund                First $100 million         .50%
                                 Next $100 million          .45%
                                 Next $100 million          .40%
                                 Next $100 million          .35%
                                 Over $400 million          .30%
Money Market Fund*               First $100 million         .50%
                                 Next $100 million          .45%
                                 Next $100 million          .40%
                                 Next $100 million          .35%
                                 Over $400 million          .30%
Real Estate Securities Fund      First $100 million         .85%
                                 Next $100 million          .80%
                                 Over $200 million          .75%

* GEAM HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEE PAYABLE BY THE MONEY MARKET FUND SO THAT THE FEE PAID BY THE MONEY MARKET FUND IS EQUAL TO 0.25% THROUGH APRIL 30, 2000, AND EFFECTIVE MAY 1, 2000, IS EQUAL TO 0.30%. GEAM RESERVES THE RIGHT TO DISCONTINUE THE WAIVER AT ANY TIME.

DIRECTORS' COMPENSATION
The Funds pay no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not officers or employees receive an annual fee of $6,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among the Funds based upon the relative net assets of each Fund.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

6.   SUB-ADVISORY FEES
Pursuant to investment sub-advisory agreements with GEAM, Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund; Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund, and State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, is the Sub-Adviser to the S&P 500 Index Fund. Seneca, Palisade and SSgA are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Seneca, Palisade and SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Global Income Fund and Mid-Cap Value Equity Fund, assumed day-to-day portfolio management responsibility from GE Asset Management Limited, formerly GE Investments (US) Limited, and NWQ Investment Management Company, the previous Sub-Advisers to the Global Income Fund and Mid-Cap Value Equity Fund, respectively.


7.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
At December 31, 2000, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation/(depreciation) of securities for U.S. Federal income tax purposes for each Fund were:


                                                                                                                        NET
                                                                           GROSS                 GROSS              UNREALIZED
                                                                        UNREALIZED            UNREALIZED           APPRECIATION/
                                                      COST             APPRECIATION           DEPRECIATION        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund ...........................     $  89,579,845        $  13,010,924         $  8,781,235           $  4,229,689
S&P 500 Index Fund .........................       640,538,926          143,628,696           76,207,658             67,421,038
Premier Growth Equity Fund .................        82,747,125           13,572,469           10,516,282              3,056,187
Value Equity Fund ..........................         9,609,062            1,280,080            1,058,451                221,629
Mid-Cap Value Equity Fund ..................        91,663,800           18,942,839            3,236,197             15,706,642
Small-Cap Value Equity Fund ................         9,816,951            1,787,523              456,627              1,330,896
International Equity Fund ..................        50,406,753            5,957,156            7,276,834             (1,319,678)
Income Fund ................................        73,489,266            1,984,955              766,279              1,218,676
Global Income Fund .........................         8,332,418              224,198              340,769               (116,571)
Total Return Fund ..........................       105,110,731           20,669,125            5,183,359             15,485,766
Real Estate Securities Fund ................        50,506,061            6,941,456            3,792,543              3,148,913
------------------------------------------------------------------------------------------------------------------------------------

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------


8.   OPTIONS
During the period ended December 31, 2000, the following option contracts were written:

                                   SMALL-CAP VALUE EQUITY FUND
                                   ----------------------------------
                                       NUMBER
                                    OF CONTRACTS     PREMIUM
---------------------------------------------------------------------

Balance as of December 31, 1999          --          $    --

Written                                  19            3,310

Closed and Expired                      (19)          (3,310)

Exercised                                --               --
---------------------------------------------------------------------

Balance as of December 31, 2000          --         $     --




9.   INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended December 31, 2000, were as follows:



                               Purchases            Sales
---------------------------------------------------------------

U.S. Equity Fund           $ 60,495,689     $  33,156,351

S&P 500 Index Fund           179,784,263        35,686,364

Premier Growth
   Equity Fund                55,500,166        15,974,819

Value Equity Fund             12,667,599         2,772,048

Mid-Cap Value
   Equity Fund               104,724,053        88,647,471

Small-Cap Value
   Equity Fund                20,592,857        10,726,390

International
   Equity Fund                32,270,804        25,055,324

Income Fund                  169,977,908       160,177,991

Global Income Fund            14,513,021        14,469,413

Total Return Fund            146,718,219       130,400,241

Real Estate
   Securities Fund            27,830,027        24,414,415



Open swap transactions held by the Funds consisted of the following as of December 31, 2000:

                                                                 Notional Amount
--------------------------------------------------------------------------------

INCOME FUND

Total Return Swap with Morgan Stanley
Capital Services Inc. on the Lehman
Brothers Asset Backed Securities Index.
Fund receives/pays the positive/negative
return on the Index and pays one month
LIBOR minus 35 basis points, expires
January 31, 2001.                                                     $1,020,000


Total Return Swap with Morgan Stanley
Capital Services Inc. on the investment grade
portion of the Lehman Brothers
Collateralized Mortgage Back Securities
Index. Fund receives/pays the positive/negative
return on the Index and pays one
month LIBOR minus 35 basis points, expires
June 29, 2001.                                                         1,420,000


TOTAL RETURN FUND

Total Return Swap with Morgan Stanley
Capital Services Inc. on the Lehman
Brothers Asset Backed Securities Index.
Fund receives/pays the positive/negative
return on the Index and pays one month
LIBOR minus 35 basis points, expires
January 31, 2001.                                                        410,000


Total Return Swap with Morgan Stanley
Capital Services Inc. on the investment
grade portion of the Lehman Brothers
Collateralized Mortgage Back Securities
Index. Fund receives/pays the positive/
negative return on the Index and pays one
month LIBOR minus 35 basis points, expires
June 29, 2001.                                                           830,000

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
GE Investments Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund (formally Value Equity Fund), Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund, of GE Investments Funds, Inc. (the "Funds"), as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, with the exception of the Value Equity Fund and Small-Cap Value Equity Fund whose statements of operations, statements of changes in net assets and financial highlights reflect the period April 28, 2000 (commencement of operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 30, 1996 for the S&P 500 Index Fund, International Equity Fund, Total Return Fund, Money Market Fund, and Real Estate Securities Fund, and the financial highlights for the year ended December 31, 1996 for the U.S. Equity Fund and Income Fund were audited by other auditors whose reports thereon dated February 12, 1997 and February 11, 1997, respectively, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2000, and the results of their operations, the changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG LLP

KPMG Peat Marwick LLP

New York, New York
February 9, 2001

                                           GE INVESTMENTS FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

U.S. EQUITY FUND
Team led by
Eugene K. Bolton, GE Asset Management

S&P 500 INDEX FUND
Team led by
James B. May, State Street Global Advisors

PREMIER GROWTH EQUITY FUND
David B. Carlson, GE Asset Management

VALUE EQUITY FUND
Peter J. Hathaway, GE Asset Management

MID-CAP VALUE EQUITY FUND
Ralph E. Whitman Jr., GE Asset Management

SMALL-CAP VALUE EQUITY FUND
Investment Committee
Jack Feiler
Martin L. Berman
Steven E. Berman
Richard Meisenberg - Palisade Capital
   Management, LLC

INTERNATIONAL EQUITY FUND
Team led by
Ralph R. Layman, GE Asset Management

TOTAL RETURN FUND
David B. Carlson, GE Asset Management
Ralph R. Layman, GE Asset Management
Robert A. MacDougall, GE Asset Management

INCOME FUND
MONEY MARKET FUND
Team led by
Robert A. MacDougall, GE Asset Management

GLOBAL INCOME FUND
Michael Goosay, GE Asset Management

REAL ESTATE SECURITIES FUND
David A. Shapiro, Seneca Capital Management

INVESTMENT ADVISER
AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
Lee A. Putney
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley
Assistant Treasurer
Michael M. D'Ambrosio

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT AUDITORS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, PRIVATE EQUITIES AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

[GE LOGO OMITTED]

--------------------------------------------------------------------------------

For additional information please write or call your financial representative.




Distributed by GE Investment Distributors, Inc., member NASD and SIPC